UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04782

HSBC FUNDS
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
4400 EASTON COMMONS, SUITE 200
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31 Date of reporting period: October 31, 2018

Item 1. Reports to Stockholders.

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Annual Report
October 31, 2018

						Intermediary	Intermediary
MONEY MARKET FUNDS	Class A	Class C	Class D	Class E	Class I	Class	Service Class	Class Y
HSBC U.S. Government Money Market Fund	FTRXX	HUMXX	HGDXX	HGEXX	HGIXX	HGGXX	HGFXX	RGYXX
HSBC U.S. Treasury Money Market Fund	HWAXX	HUCXX	HTDXX	HTEXX	HBIXX	HTGXX	HTFXX	HTYXX

HSBC Family of Funds
Annual Report - October 31, 2018

Glossary of Terms	2
Commentary From the Investment Manager	3
Portfolio Reviews	4
Portfolio Composition	6

Schedules of Portfolio Investments
HSBC U.S. Government Money Market Fund	7
HSBC U.S. Treasury Money Market Fund	10
Statements of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	29
Other Federal Income Tax Information	31
Table of Shareholder Expenses	32
Results of Special Meeting of Shareholders of HSBC U.S. Government Money Market Fund	34
Board of Trustees and Officers	35
Other Information	37

Glossary of Terms

Bloomberg Barclays Global Aggregate Bond Index is a measure of global investment-grade debt from 24 local currency markets, which include treasury, government-related, corporate, and securitized fixed-rate bonds from both developed and emerging markets issuers.

Gross Domestic Product (“GDP”) is the value of goods and services produced in a given country in a given year.

J.P. Morgan Emerging Markets Bond Index Global tracks returns for USD-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds, and local market instruments.

Lipper U.S. Government Money Market Funds Average is an equally weighted average of mutual funds that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Lipper U.S. Treasury Money Market Funds Average is an equally weighted average of mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

London Interbank Offered Rate (LIBOR) is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market.

MSCI Europe Australasia and Far East (“MSCI EAFE”) Index is an equity index which captures the large- and mid-cap representation across the following developed markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

MSCI Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. The index consists of 29 frontier markets country indices.

Standard & Poor’s 500 (“S&P 500”) Index is an index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices are unmanaged and assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2 HSBC FAMILY OF FUNDS

Commentary From the Investment Manager (Unaudited)
HSBC Global Asset Management (USA) Inc.

Global Economic Review
The global economy transitioned away from a period of synchronized growth during the 12-month period from November 1, 2017, through October 31, 2018, and entered a period characterized by divergence and diversity. While both developed and emerging markets economies were lifted up by broad economic expansion throughout 2017, growth was much less consistent in 2018 amid concerns surrounding inflation, trade policy, monetary policy and country-specific issues. Some economies and sectors were affected much more negatively than others and experienced higher levels of volatility in their financial markets. This divergence and volatility weighed on investor sentiment, leading to a shift away from risk assets that resulted in losses for international equities and more modest returns for U.S. equities. Despite this mixed picture, fundamentals of the global economy appeared relatively strong throughout the period, and corporate profits remained robust.

During the first several months of the period economic data generally showed low inflation, healthy corporate fundamentals and strong activity in manufacturing and global trade. In the U.S., regulatory rollbacks, positive earnings growth and the passage of business-friendly tax reform stirred optimism among investors, eventually driving stocks to record highs in a January rally.

The less-consistent macroeconomic environment that came to define the period emerged in February, as stocks took a sharp dive and became more volatile. First, U.S. economic data showed prices rising faster than expected, signaling a period of low inflation was ending, second, the outcome of tumultuous trade diplomacy between the U.S. and several key trading partners became increasingly unpredictable and concerning. Third, economic data began to show slowing growth in some regions, particularly Europe and Japan. Fourth, signs of slowing growth and rising inflation helped strengthen the U.S. dollar against other currencies, producing headwinds for emerging markets.

The impact of rising interest rates rippled through the global economy during the period and contributed to a weaker appetite for risk assets such as equities. The U.S. Federal Reserve (the Fed) increased its federal funds rate four times during the 12-month period, lifting it by a total of 100 basis points (1.00%). The Fed signaled that it would continue its campaign of gradually raising interest rates as long as the U.S. economy continues to show broad strength. The theme of divergence also played out globally in terms of monetary policy. Unlike the Fed, central banks in some other developed economies pursued looser monetary policy.

Economic data continued to indicate that the U.S economy was on sound footing. Gross domestic product1 (GDP) growth peaked during the period under review at a rate of 4.2% during the second quarter of 2018 after growing 2.3% during the fourth quarter of 2017 and 2.2% during the first quarter of 2018. GDP grew at a rate of 3.5% during the third quarter of 2018, according to preliminary estimates. The tax reform legislation passed by Congress late in 2017 provided a tailwind for businesses, boosting corporate profits and helping to offset pressures caused by rising wages and a tight labor market. Data showed that industrial production picked up and activity in the services sector increased. A new trade deal between the U.S., Mexico and Canada removed some of the uncertainty surrounding President Trump’s trade policy.

The unemployment rate was 3.7%—its lowest level since 1969—at the close of the period under review. The continuing strength of the labor market helped boost consumer confidence and consumer spending. The housing market presented a more mixed picture than other aspects of the economy, as declining home sales and housing permits suggested emerging weaknesses.

China’s economy continued to be weakened by an industrial slowdown and its increasing reliance on consumption as a driver of economic growth. Amid this difficult long-term transition, China faced during the period the additional challenge of steeply rising trade barriers with the U.S. As part of a broader tightening of trade policy, President Donald Trump ratcheted up pressure on China by threatening tariffs on virtually all Chinese exports to the U.S. The escalating rhetoric and faltering diplomacy between China and U.S. sent ripple effects through global markets. The yuan devalued significantly during the period, making Chinese goods more competitive on global markets. But in a notable change the Chinese government suggested it would prevent its currency from devaluing further.

China’s troubles spilled over into other emerging markets, especially those in Asia and in other regions heavily dependent on demand from Chinese industries. Other factors stalling the momentum of emerging market growth were rising U.S. interest rates and higher oil prices.

Argentina had a very volatile year as its currency depreciated more than 50% during 2018. The decline forced the country to reach out to the International Monetary Fund for financial support and triggered a recession in the country.

Eurozone economies experienced the most severe slowdown among developed economies during the period. Increasing trade tensions between Europe and the U.S. further weighed on the outlook of the region. Unsuccessful negotiations over the United Kingdom’s exit from the Eurozone (commonly referred to as Brexit) continued to sow uncertainty and led to a steep decline in the value of the British pound. Brexit has resulted in volatility in European and global markets and could have significant negative impacts on financial markets in the United Kingdom and throughout Europe. The extent of the impact of Brexit in the United Kingdom and in global markets as well as any associated adverse consequences remain unclear. Economic growth in Japan also slowed significantly amid lower private consumption and weak export demand. Data suggested that both wages and inflation in Japan may be ticking upwards, however, and the labor market improved.

Prices of many key commodities such as soybeans and silver slumped during much of the period under review, partly as a result of rising trade tensions between the U.S. and its key economic partners. Crude oil prices hit four-year highs late in the period, driven up in part by expectations that U.S. sanctions on Iran would curb the nation’s oil exports. However, oil prices began to fall sharply during the final weeks of the period.

Market review
Global equity markets delivered mixed results during the period. Stocks performed very well during the first three months. But, by February of 2018, concerns of an impending economic slowdown began to weigh on investors and fueled an uptick in volatility. Still, equities in many economies and sectors zig-zagged upward until October, when much of the period’s earlier gains were lost during a sharp sell-off.

U.S. stocks ended the period with modest gains, even after entering into correction territory in October. The S&P 500 Index1 of large-capitalization U.S. stocks returned 7.35%. Equities in other developed economies showed losses during the 12 months under review, while emerging markets equities suffered even greater losses amid concerns about U.S. trade protectionism and a strengthening U.S. dollar. The MSCI Frontier Markets Index1 returned -11.84% during the period, compared to a -6.39% return for the MSCI EAFE Index1 of developed market international stocks.

Global fixed income markets lost ground amid rising interest rates. Investors saw the onset of full employment and rising inflation in Germany and the U.S., nations that have a major impact on bond markets, as an indication that further increases in interest rates were on the horizon. Yields on U.S. government debt rose during the period. The U.S. Treasury curve flattened and global high-yield and investment-grade credit spreads widened. Emerging market debt performed especially poorly during the period, amid shrinking demand and growing supply. The Bloomberg Barclays Global Aggregate Bond Index1, which tracks investment grade debt in 24 local currency markets, returned -2.05% during the period, while the JP Morgan Emerging Markets Bond Index Global1 returned -5.27%.

1     For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS 3

Portfolio Reviews (Unaudited)

HSBC U.S. Government Money Market Fund
(Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class I Shares,
Intermediary Class, Intermediary Service Class and Class Y Shares)

by John Chiodi
Senior Portfolio Manager

Moody’s and Standard & Poor’s have assigned an “Aaa-mf” and “AAAm” rating to the HSBC U.S. Government Money Market Fund.[1]

Investment Concerns

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

Yields on U.S. government money market securities rose during the year ended October 31, 2018. The Federal Reserve (the Fed) raised short-term interest rates four times during the period—once in December 2017, then again in March, June and September of 2018.

In this rising rate environment, the Fund was positioned with a shorter-than-usual weighted average maturity. This supported the Fund’s absolute performance. The Fund also benefited from its exposure to floating rate notes in the first half of the period, as well as its exposure to repurchase agreements (repos) during the summer.†

The reporting period was marked by an abrupt shift in money market supply. The typical year-end shortage in money market securities was compounded by the government’s debate over extending the debt ceiling. Reduced new debt issuance further lowered money market supplies. However, supply rebounded strongly in early 2018 after the debt ceiling debate was resolved and lawmakers passed tax reform measures. The Fed’s decision to wind down its quantitative easing efforts also contributed to increased supply, as it stopped buying Treasuries and sold off Treasury holdings.

The Treasury supply glut drove short-term yields higher than expected, causing credit yields to rise as well as pushing spreads on floating rate notes wider through the end of the first quarter of 2018. Markets absorbed the added supply during the second quarter, as both spreads and London Interbank Offered Rate (LIBOR)7 levels narrowed dramatically. During the second quarter and part of the third, overnight repo offered higher yields than agency-issued LIBOR floating rate notes as spreads continued to narrow. By late summer, floating notes offered more attractive yields, markets experienced a more balanced increase in the supply of Treasuries, and spreads returned to more normal levels. Yields ended the period higher than where they started.

† Portfolio composition is subject to change.

			Average Annual				Expense
Fund Performance			Total Return (%)			Yield (%)[2]	Ratio (%)[3]
	Inception	1	5	10	Since	7-Day
As of October 31, 2018	Date	Year	Year	Year	Inception	Average	Gross	Net
Class A	5/3/90	1.05	0.27	0.15	2.46	1.57	0.66	0.66
Class C4	11/20/06	—	—	—	1.39	—	1.26	1.26
Class D	4/1/99	1.20	0.32	0.18	1.55	1.72	0.51	0.51
Class E5	7/12/16	—	—	—	0.34	—	0.26	0.25
Class I6	12/24/03	1.57	0.50	0.31	1.02	2.08	0.16	0.16
Intermediary Class	7/12/16	1.52	—	—	0.98	2.04	0.31	0.18
Intermediary Service Class	7/12/16	1.50	—	—	0.96	2.02	0.36	0.20
Class Y	7/1/96	1.45	0.44	0.26	2.12	1.97	0.26	0.26
Lipper U.S. Government Money Market Funds Average[7]	—	1.02	0.25	0.16	2.51[8]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers and/or expense reimbursements are in effect for the Fund through March 1, 2019 for the Class E Shares, Intermediary Class Shares and Intermediary Service Class Shares.

1	The “Aaa-mf ” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
2	The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been 1.57%, 1.72%, 2.06%, 1.91%, 1.86% and 1.96% for Class A Shares, Class D Shares, Class I Shares, Intermediary Class, Intermediary Service Class and Class Y Shares, respectively.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2018. HSBC Global Asset Management (USA) Inc., the Adviser, has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 0.25%, 0.18% and 0.20% for Class E Shares, Intermediary Class Shares and Intermediary Service Class Shares, respectively. The expense limitation shall be in effect until March 1, 2019. Additional information pertaining to the October 31, 2018 expense ratios can be found in the financial highlights.
4	Reflects the applicable contingent deferred sales charge, maximum of 1.00%, for returns presented. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 346, 362 and 351 days during the years ended October 31, 2006, 2009 and 2010, respectively. The Class was not operational during the entire fiscal years ended October 31, 2007, 2008, 2011, 2012, 2013, 2014, 2015, 2016, 2017 and 2018. No returns are presented for the one-year, five-year and 10-year periods with non-continuous operations.
5	Class E Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 112 and 283 days during the years ended October 31, 2016 and 2017, respectively. The Class was not operational during the entire fiscal year ended October 31, 2018. No return is presented for the one-year period with non-continuous operations.
6	Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 10, 89, 136 and 357 days during the years ended October 31, 2004, 2005, 2006 and 2007, respectively. The Class was operational during the entire fiscal years ended October 31, 2008 through 2018.
7	For additional information, please refer to the Glossary of Terms.
8	Return for the period April 30, 1990 to October 31, 2018.

4 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC U.S. Treasury Money Market Fund
(Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class I Shares,
Intermediary Class, Intermediary Service Class and Class Y Shares)

by John Chiodi
Senior Portfolio Manager

Moody’s and Standard & Poor’s have assigned an “Aaa-mf” and “AAAm” rating to the HSBC U.S. Treasury Money Market Fund.[1]

Investment Concerns

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

The Federal Reserve (the Fed) raised the federal funds rate, a short-term interest rate that influences Treasury bill yields, four times during the period—once in December 2017, then again in March, June and September of 2018. As a result, Treasury bill yields increased during the 12-month reporting period ended October 31, 2018.

In this rising rate environment, the Fund was positioned with a shorter-than-usual weighted average maturity. That positioning supported the Fund’s absolute performance. The Fund also benefited from its exposure to floating rate notes in the first half of the period, which performed well in the start of 2018 as interest rates rose.†

The reporting period was marked by an abrupt shift in money market supply. The typical year-end shortage in money market securities was compounded by the government’s debate over extending the debt ceiling. Reduced new debt issuance further lowered money market supplies. However, supply rebounded strongly in early 2018 after the debt ceiling debate was resolved and lawmakers passed tax reform measures. The Fed’s decision to wind down its quantitative easing efforts also contributed to increased supply, as it stopped buying Treasuries and sold off Treasury holdings.

The Treasury supply glut drove short-term yields higher than expected, causing credit yields to rise as well as pushing spreads on floating rate notes wider through the end of the first quarter of 2018. Markets absorbed the added supply during the second quarter, as both spreads and London Interbank Offered Rate (LIBOR)8 levels narrowed dramatically. During the second quarter and part of the third, Treasury floaters underperformed shorter, fixed-rate Treasury bills. By late summer, floating rate securities offered more attractive yields, the markets experienced a more balanced increase to Treasury supply, and spreads returned to more normal levels.

† Portfolio composition is subject to change.

			Average Annual				Expense
Fund Performance			Total Return (%)			Yield (%)[2]	Ratio (%)[3]
	Inception	1	5	10	Since	7-Day
As of October 31, 2018	Date	Year	Year	Year	Inception	Average	Gross	Net
Class A4	5/24/01	—	—	—	1.08	—	0.68	0.68
Class C5	12/24/03	—	—	—	0.04	—	1.28	1.28
Class D	5/14/01	1.17	0.29	0.15	0.95	1.73	0.53	0.53
Class E6	7/12/16	—	—	—	0.37	—	0.28	0.25
Class I7	12/30/03	1.54	0.46	0.25	1.11	2.09	0.18	0.18
Intermediary Class	7/12/16	1.49	—	—	0.89	2.07	0.33	0.18
Intermediary Service Class	7/12/16	1.49	—	—	0.94	2.05	0.38	0.20
Class Y	5/11/01	1.43	0.40	0.21	1.09	1.98	0.28	0.28
Lipper U.S. Treasury Money Market Funds Average[8]	—	1.07	0.27	0.14	1.00[9]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers and/or expense reimbursements are in effect for the Fund through March 1, 2019 for the Class E Shares, Intermediary Class Shares and Intermediary Service Class Shares.

1	The “Aaa-mf ” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
2	The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. Without the voluntary fee waivers/expense reimbursements, the yields would have been 1.73%, 2.13%, 1.98%, 1.93% and 2.03% for Class D Shares, Class I Shares, Intermediary Class, Intermediary Service Class and Class Y Shares, respectively.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2018. HSBC Global Asset Management (USA) Inc., the Adviser, has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 0.25%, 0.18% and 0.20% for Class E Shares, Intermediary Class Shares and Intermediary Service Class Shares, respectively. The expense limitation shall be in effect until March 1, 2019. Additional information pertaining to the October 31, 2018 expense ratios can be found in the financial highlights.
4	Class A Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 201 days during the year ended October 31, 2014 and the entire fiscal years ended October 31, 2001 through 2013. The Class was not operational during the entire fiscal years ended October 31, 2015 through 2018. No returns are presented for the one-year, five-year and 10-year periods with non-continuous operations.
5	Reflects the applicable contingent deferred sales charge, maximum of 1.00%, for returns presented. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 26 and 351 days during the years ended October 31, 2008 and 2010, respectively. The Class was operational during the entire fiscal years ended October 31, 2005, 2006, 2007 and 2009. The Class was not operational during the entire fiscal year ended October 31, 2011 through 2018. No returns are presented for the one-year, five-year and 10-year periods with non-continuous operations.
6	Class E Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 112 and 283 days during the fiscal years ended October 31, 2016 and 2017, respectively. The Class was not operational during the entire fiscal year ended October 31, 2018. No return is presented for the one-year period with non-continuous operations.
7	Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 13 and 280 days during the fiscal years ended October 31, 2004 and 2005, respectively. The Class was operational during the entire fiscal years ended October 31, 2006 through 2018.
8	For additional information, please refer to the Glossary of Terms.
9	Return for the period April 30, 2001 to October 31, 2018.

HSBC FAMILY OF FUNDS 5

Portfolio Reviews
Portfolio Composition* October 31, 2018 (Unaudited)

HSBC U.S. Government Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
U.S. Government and
Government Agency
Obligations	54.8
Repurchase Agreements	37.5
U.S. Treasury Obligations	4.5
Investment Companies	3.2
Total	100.0

HSBC U.S. Treasury Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
U.S. Treasury Obligations	100.0
Total	100.0
____________________

*	Portfolio composition is subject to change.

6 HSBC FAMILY OF FUNDS

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2018

U.S. Government and Government Agency
Obligations – 55.4%

	Principal
	Amount ($)	Value ($)
Federal Farm Credit Bank – 5.2%
1.02%, 11/02/2018	21,660,000	21,659,663
1.75%, 12/10/2018 (a)	60,000,000	59,883,650
2.17% (FCPR DLY - 308 bps),
03/11/2019 (b)	150,000,000	149,997,336
2.18% (US0001M - 8 bps),
06/01/2020 (b)	73,000,000	72,988,286
2.21% (FEDL01 + 1 bps),
04/24/2019 (b)	75,000,000	74,996,411
2.23% (FEDL01 + 3 bps),
04/25/2019 (b)	100,000,000	100,000,000
2.25% (FEDL01 + 5 bps),
11/01/2018 (b)	50,000,000	50,000,000
		529,525,346
Federal Home Loan Bank – 49.7%
1.09%, 11/02/2018 (a)	128,000,000	127,992,284
2.02% (US0003M - 33 bps),
12/21/2018 (b)	100,000,000	100,000,000
2.03%, 11/14/2018 (a)	152,000,000	151,880,342
2.04%, 11/15/2018 (a)	300,000,000	299,744,889
2.07%, 01/02/2019 (a)	48,884,000	48,707,624
2.09%, 12/27/2018 (a)	150,000,000	149,505,333
2.10%, 12/20/2018 (a)	150,000,000	149,563,083
2.10%, 12/28/2018 (a)	200,000,000	199,325,500
2.11%, 11/28/2018 (a)	182,988,000	182,688,815
2.13%, 12/03/2018 (a)	50,000,000	49,902,667
2.13% (US0001M - 13 bps),
03/01/2019 (b)	200,000,000	200,000,000
2.15% (US0001M - 13 bps),
11/09/2018 (b)	100,000,000	100,000,000
2.15% (US0001M - 13 bps),
03/15/2019 (b)	100,000,000	100,000,000
2.16% (US0001M - 13 bps),
06/07/2019 (b)	200,000,000	199,997,098
2.16%, 12/19/2018 (a)	100,000,000	99,706,933
2.16% (US0001M - 12 bps),
09/20/2019 (b)	100,000,000	100,000,000
2.16% (US0001M - 13 bps),
06/24/2019 (b)	100,000,000	100,000,000
2.17% (US0001M - 12 bps),
11/21/2018 (b)	150,000,000	150,001,731
2.17% (US0001M - 12 bps),
02/25/2019 (b)	100,000,000	100,000,000
2.17% (US0001M - 12 bps),
04/12/2019 (b)	150,000,000	150,000,000
2.18% (US0001M - 11 bps),
07/19/2019 (b)	100,000,000	100,000,000
2.18% (US0001M - 12 bps),
04/26/2019 (b)	100,000,000	100,000,000
2.18% (US0001M - 12 bps),
04/26/2019 (b)	100,000,000	100,000,000
2.19% (US0001M - 10 bps),
10/23/2019 (b)	75,000,000	75,000,000
2.19% (US0001M - 9 bps),
04/05/2019 (b)	75,000,000	75,000,000
2.19%, 12/26/2018 (a)	200,000,000	199,319,528
2.19% (US0001M - 9 bps),
02/07/2020 (b)	50,000,000	50,000,000
2.19% (US0001M - 10 bps),
04/18/2019 (b)	150,000,000	150,000,000
2.19% (US0001M - 9 bps),
11/21/2019 (b)	65,000,000	65,000,000
2.20% (US0001M - 8 bps),
07/09/2019 (b)	100,000,000	100,000,000
2.20% (US0001M - 8 bps),
12/21/2018 (b)	100,000,000	100,000,000
2.21% (US0001M - 7 bps),
02/25/2019 (b)	100,000,000	100,000,000
2.21% (US0001M - 7 bps),
02/07/2020 (b)	125,000,000	125,000,000
2.22% (US0001M - 7 bps),
07/25/2019 (b)	100,000,000	100,000,000
2.22% (US0001M - 6 bps),
02/20/2020 (b)	150,000,000	150,000,000
2.22% (US0001M - 7 bps),
04/24/2019 (b)	100,000,000	100,000,000
2.24% (US0001M - 6 bps),
11/01/2019 (b)	100,000,000	100,000,000
2.24% (US0001M - 5 bps),
01/17/2020 (b)	100,000,000	100,000,000
2.26% (US0001M - 3 bps),
04/20/2020 (b)	100,000,000	100,000,000
2.36%, 03/11/2019 (a)	50,000,000	49,573,889
2.38%, 03/21/2019 (a)	100,000,000	99,078,333
2.48%, 10/22/2019	150,000,000	150,000,000
		5,046,988,049
Federal National Mortgage Association – 0.5%
2.22% (SOFR + 4 bps),
04/30/2019 (b)	50,000,000	50,000,000
TOTAL U.S. GOVERNMENT
AND GOVERNMENT
AGENCY OBLIGATIONS
(Cost $5,626,513,395)		5,626,513,395

U.S. Treasury Obligations – 4.5%

U.S. Treasury Bills – 4.2%
1.98%, 11/29/2018 (a)	100,000,000	99,840,556
2.06%, 01/10/2019 (a)	75,000,000	74,696,521
2.07%, 11/23/2018 (a)	150,000,000	149,809,058
2.32%, 06/20/2019 (a)	100,000,000	98,529,621
		422,875,756
U.S. Treasury Notes – 0.3%
2.37% (USBMMY3M + 6 bps),
07/31/2019 (b)	35,000,000	35,024,226
TOTAL U.S. TREASURY
OBLIGATIONS
(Cost $457,899,982)		457,899,982

See notes to financial statements.	HSBC FAMILY OF FUNDS 7

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Investment Companies – 3.2%

	Shares	Value ($)
BlackRock Liquidity Funds
FedFund Portfolio,
Institutional Shares, 2.07% (c)	124,482,074	124,482,074
Dreyfus Government
Cash Management,
Institutional Shares, 2.05% (c)	199,566,257	199,566,257
Federated Government
Obligations Fund,
Institutional Shares, 2.03% (c)	1,640,008	1,640,008
TOTAL INVESTMENT
COMPANIES
(Cost $325,688,339)		325,688,339

Repurchase Agreements – 37.9%

	Principal
	Amount ($)
BNP Paribas, 2.20%,
11/1/18, Purchased on
10/31/18, with maturity
value of $1,125,068,750,
collateralized by U.S. Treasury
Obligations, 0.00%-8.13%,
11/30/18-2/15/48, fair value
$1,147,500,053	1,125,000,000	1,125,000,000
BNP Paribas, 2.21%, 11/1/18,
Purchased on 10/31/18,
with maturity value of
$100,006,139, collateralized
by various U.S. Government
and Government Agency
Obligations, 0.00%-7.00%,
11/8/18-10/1/48, fair value
$102,000,098	100,000,000	100,000,000
Citigroup Global Markets,
2.22%, 11/1/18, Purchased on
10/31/18, with maturity value
of $100,006,167, collateralized
by various U.S. Government
and Government Agency
Obligations, 0.00%-4.00%,
4/15/19- 6/1/48, fair value
$102,000,000	100,000,000	100,000,000
Credit Agricole Cib NY,
2.21%, 11/1/18, Purchased
on 10/31/18, with maturity
value of $350,021,486,
collateralized by U.S. Treasury
Obligations, 2.13%-2.25%,
3/31/24-11/15/24, fair value
$357,000,066	350,000,000	350,000,000
Credit Agricole Cib NY, 2.19%,
11/1/18, Purchased on
10/31/18, with maturity value
of $325,019,771, collateralized
by U.S. Treasury Obligations,
2.75%, 5/31/23, fair value
$331,500,070	325,000,000	325,000,000
Deutsche Bank Securities, Inc.,
2.21%, 11/1/18, Purchased
on 10/31/18, with maturity
value of $450,027,625,
collateralized by various U.S.
Government and Government
Agency Obligations, 0.00%-
8.75%, 11/8/18-11/1/48, fair
value $459,000,063	450,000,000	450,000,000
Merrill Lynch Pierce Fenner &
Smith, Inc., 2.19%, 11/1/18,
Purchased on 10/31/18,
with maturity value of
$100,006,083, collateralized
by U.S. Treasury Obligations,
0.00-1.38%, 5/15/22-8/31/23,
fair value $102,000,000	100,000,000	100,000,000
Natwest Markets PLC,
2.19%, 11/1/18, Purchased
on 10/31/18, with maturity
value of $400,024,333,
collateralized by U.S. Treasury
Obligations, 0.75%-2.75%,
8/15/19-1/15/25, fair value
$408,000,007	400,000,000	400,000,000
Societe’ Generale, 2.21%,
11/1/18, Purchased on
10/31/18, with maturity
value of $650,039,903,
collateralized by various U.S.
Government and Government
Agency Obligations, 0.00%-
7.00%, 11/25/18-7/20/68, fair
value $663,000,000	650,000,000	650,000,000
Societe’ Generale, 2.23%,
11/9/18, Purchased on
10/9/18, with maturity value of
$150,288,042, collateralized
by various U.S. Government
and Government Agency
Obligations, 0.00%-7.00%,
11/23/18-2/15/48, fair value
$153,000,000	150,000,000	150,000,000

8 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Repurchase Agreements, continued

	Principal
	Amount ($)	Value ($)
Toronto Dominion Bank NY,
2.19%, 11/1/18, Purchased
on 10/31/18, with maturity
value of $100,006,083,
collateralized by U.S. Treasury
Obligations, 2.25-2.75%,
8/15/21-12/31/23, fair value
$102,000,071	100,000,000	100,000,000
TOTAL REPURCHASE
AGREEMENTS
(Cost $3,850,000,000)		3,850,000,000
TOTAL INVESTMENTS
IN SECURITIES (Cost
$10,260,101,716) – 101.0%		10,260,101,716
Other Assets
(Liabilities) – (1.0)%		(101,518,611)
NET ASSETS – 100%		$10,158,583,105
____________________

(a)	Discount note. Rate presented represents the effective yield at time of purchase.
(b)

Floating or variable rate security linked to the referenced benchmark. The rate presented represents the rate in effect on October 31, 2018. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

(c)	The rate represents the annualized one day yield that was in effect on October 31, 2018.
bps - Basis Points
FCPR DLY - Federal Reserve Bank Prime Rate Loan US
FEDL01 - Effective Federal Funds Rate
SOFR - Secured Overnight Financing Rate
USBMMY3M - 3 Month Treasury Bill Rate
US0001M - 1 Month US Dollar LIBOR
US0003M - 3 Month US Dollar LIBOR

See notes to financial statements.	HSBC FAMILY OF FUNDS 9

HSBC U.S. TREASURY MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2018

U.S. Treasury Obligations – 102.6%

	Principal
	Amount ($)	Value ($)
U.S. Treasury Bills – 83.5%
1.84%, 11/08/2018 (a)	100,000,000	99,959,167
1.86%, 11/01/2018 (a)	315,650,000	315,649,999
2.07%, 11/23/2018 (a)	300,000,000	299,603,356
2.08%, 12/13/2018 (a)	40,000,000	39,900,927
2.09%, 12/20/2018 (a)	100,000,000	99,710,764
2.14%, 12/11/2018 (a)	90,000,000	89,781,000
2.15%, 12/18/2018 (a)	75,000,000	74,785,562
2.15%, 01/03/2019 (a)	150,000,000	149,428,713
2.17%, 12/26/2018 (a)	50,000,000	49,831,486
2.18%, 12/27/2018 (a)	200,000,000	199,324,170
2.25%, 01/17/2019 (a)	75,000,000	74,636,255
2.29%, 01/24/2019 (a)	75,000,000	74,597,501
2.32%, 06/20/2019 (a)	50,000,000	49,264,811
		1,616,473,711
U.S. Treasury Notes – 19.1%
2.36% (USBMMY3M + 4 bps), 07/31/2020 (b)	50,000,000	50,000,000
2.36% (USBMMY3M + 5 bps), 10/31/2019 (b)	24,000,000	24,012,699
2.37% (USBMMY3M + 6 bps), 07/31/2019 (b)	145,000,000	145,057,925
2.38% (USBMMY3M + 7 bps), 04/30/2019 (b)	50,000,000	50,032,390
2.45% (USBMMY3M + 14 bps), 01/31/2019 (b)	100,000,000	100,045,686
		369,148,700
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,985,622,411)		1,985,622,411
TOTAL INVESTMENTS IN SECURITIES (Cost $1,985,622,411) – 102.6%		1,985,622,411
Other Assets (Liabilities) – (2.6)%		(50,664,014)
NET ASSETS – 100%		$1,934,958,397
____________________

(a)	Discount note. Rate presented represents the effective yield at time of purchase.
(b)

Floating or variable rate security linked to the referenced benchmark. The rate presented represents the rate in effect on October 31, 2018. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

bps - Basis Points
USBMMY3M - 3 Month Treasury Bill Rate

10 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2018

	HSBC U.S.	HSBC
	Government	U.S. Treasury
	Money Market	Money Market
	Fund	Fund
Assets:
Investments in securities, at value	$6,410,101,716	$1,985,622,411
Repurchase agreements, at value	3,850,000,000	—
Cash	1,164,181	360,565
Interest receivable	5,128,903	17,680
Prepaid expenses and other assets	253,482	67,092
Total Assets	10,266,648,282	1,986,067,748

Liabilities:
Distributions payable	5,956,754	815,432
Payable for investments purchased	100,000,000	49,831,486
Accrued expenses and other liabilities:
Investment Management	823,708	205,290
Administration	300,412	55,901
Shareholder Servicing	350,535	37,374
Accounting	6,262	5,145
Custodian fees	93,007	9,907
Transfer Agent	36,978	16,828
Trustee	4,500	4,501
Other	493,021	127,487
Total Liabilities	108,065,177	51,109,351
Net Assets	$10,158,583,105	$1,934,958,397

Composition of Net Assets:
Paid in capital	10,158,663,342	1,934,989,736
Total distributable earnings/loss	(80,237)	(31,339)
Net Assets	$10,158,583,105	$1,934,958,397

Net Assets:
Class A Shares	$2,728,242	$—
Class D Shares	1,648,226,336	308,136,005
Class I Shares	6,400,700,366	707,804,478
Intermediary Class Shares	164,081,920	169,826,622
Intermediary Service Class Shares	184,921,172	51,219,682
Class Y Shares	1,757,925,069	697,971,610
	$10,158,583,105	$1,934,958,397

Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	2,728,230	—
Class D Shares	1,648,043,123	308,173,113
Class I Shares	6,400,913,766	707,815,069
Intermediary Class Shares	164,083,427	169,828,630
Intermediary Service Class Shares	184,925,473	51,221,358
Class Y Shares	1,757,985,670	697,956,533

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$1.00	$—
Class D Shares	$1.00	$1.00
Class I Shares	$1.00	$1.00
Intermediary Class Shares	$1.00	$1.00
Intermediary Service Class Shares	$1.00	$1.00
Class Y Shares	$1.00	$1.00
Investments in securities, at cost	$6,410,101,716	$1,985,622,411
Repurchase agreements, at cost	$3,850,000,000	$—
____________________

Amounts designated as “—” are $0.00 or have been rounded to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS 11

HSBC FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2018

	HSBC U.S.	HSBC U.S.
	Government	Treasury
	Money Market	Money Market
	Fund	Fund
Investment Income:
Interest	$169,097,292	$32,065,229
Dividends	3,815,914	—
Total Investment Income	172,913,206	32,065,229

Expenses:
Investment Management	10,471,003	1,955,197
Operational Support:
Class A Shares	2,268	—
Class D Shares	1,647,319	220,616
Intermediary Class Shares	175,694	117,468
Intermediary Service Class Shares	91,318	42,876
Class Y Shares	1,749,119	970,555
Administration:
Class A Shares	882	—
Class D Shares	640,303	85,703
Class I Shares	2,643,755	234,644
Intermediary Class Shares	68,289	45,625
Intermediary Service Class Shares	35,625	16,673
Class Y Shares	679,751	376,820
Shareholder Servicing:
Class A Shares	8,858	—
Class D Shares	4,113,387	551,409
Intermediary Class Shares	87,850	58,736
Intermediary Service Class Shares	91,317	42,875
Accounting	68,444	56,921
Compliance Services	28,431	28,431
Custodian	639,986	77,485
Printing	307,838	19,969
Professional	248,848	177,372
Transfer Agent	273,312	123,140
Trustee	69,783	67,794
Registration fees	143,397	84,494
Other	836,822	203,799
Total expenses before fee and expense reductions	25,123,599	5,558,602
Fees voluntarily reduced/reimbursed by Investment Adviser	(3,216,505)	(581,742)
Fees contractually reduced/reimbursed by Investment Adviser	(195,009)	(147,166)
Fees voluntarily reduced by Administrator	(680,535)	(60,369)
Fees voluntarily reduced by Shareholder Servicing Agent	(179,167)	(101,611)
Custody earnings credits	(295,142)	(27,453)
Net Expenses	20,557,241	4,640,261

Net Investment Income	152,355,965	27,424,968

Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investments in securities	(101,139)	(28,378)
Net realized/unrealized gains/(losses) on investments	(101,139)	(28,378)
Change in Net Assets Resulting from Operations	$152,254,826	$27,396,590
____________________

Amounts designated as “—” are $0.00 or have been rounded to $0.00.

12 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	HSBC U.S. Government		HSBC U.S. Treasury
	Money Market Fund		Money Market Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2018	October 31, 2017	October 31, 2018	October 31, 2017
Investment Activities:
Operations:
Net investment income	$152,355,965	$65,724,470	$27,424,968	$10,022,175
Net realized gains/(losses) from investments	(101,139)	16,147	(28,378)	(6,519)
Change in net assets resulting from operations	152,254,826	65,740,617	27,396,590	10,015,656

Distributions to shareholders:
Class A Shares	(24,470)	(4,047)	—	—
Class B Shares*	—	(4)	—	—
Class D Shares	(19,666,401)	(5,652,657)	(2,460,655)	(773,186)
Class E Shares**	—	(5)	—	(3)
Class I Shares	(103,412,452)	(46,522,336)	(9,224,480)	(4,082,835)
Intermediary Class Shares	(2,755,565)	(334,211)	(1,806,276)	(5)
Intermediary Service Class Shares	(1,548,121)	(149,884)	(662,873)	(108,905)
Class Y Shares	(24,958,653)	(13,153,578)	(13,271,641)	(5,065,978)
Change in net assets resulting from
distributions to shareholders	(152,365,662)	(65,816,722)	(27,425,925)	(10,030,912)

Change in net assets resulting from
capital transactions	(1,821,073,641)	1,435,225,862	(307,254,231)	965,841,130
Change in net assets	(1,821,184,477)	1,435,149,757	(307,283,566)	965,825,874

Net Assets:
Beginning of period	11,979,767,582	10,544,617,825	2,242,241,963	1,276,416,089
End of period	$10,158,583,105	$11,979,767,582	$1,934,958,397	$2,242,241,963
____________________

Amounts designated as “—” are $0.00 or have been rounded to $0.00.
*	Class B Shares were liquidated on June 15, 2017 and are no longer offered.
**	Class E Shares are still offered, but no shares are outstanding.

See notes to financial statements.	HSBC FAMILY OF FUNDS 13

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	HSBC U.S. Government		HSBC U.S. Treasury
	Money Market Fund		Money Market Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2018	October 31, 2017	October 31, 2018	October 31, 2017
CAPITAL TRANSACTIONS*:
Class A Shares
Proceeds from shares issued	$1,420,071	$1,250,433	$—	$—
Dividends reinvested	24,437	4,023	—	—
Value of shares redeemed	(714,565)	(976,253)	—	—
Class A Shares capital transactions	729,943	278,203	—	—

Class B Shares**
Proceeds from shares issued	—	833	—	—
Dividends reinvested	—	4	—	—
Value of shares redeemed	—	(49,611)	—	—
Class B Shares capital transactions	—	(48,774)	—	—

Class D Shares
Proceeds from shares issued	3,738,220,266	3,439,557,773	1,080,459,039	1,725,188,294
Dividends reinvested	13,844,262	3,741,527	1,712,324	452,304
Value of shares redeemed	(3,749,041,777)	(3,747,291,178)	(1,031,094,573)	(1,682,583,070)
Class D Shares capital transactions	3,022,751	(303,991,878)	51,076,790	43,057,528

Class E Shares***
Dividends reinvested	—	5	—	3
Value of shares redeemed	—	(2,007)	—	(1,004)
Class E Shares capital transactions	—	(2,002)	—	(1,001)

Class I Shares
Proceeds from shares issued	108,881,275,893	129,309,701,797	7,277,473,790	8,144,761,629
Dividends reinvested	45,087,744	17,104,301	4,029,375	1,676,610
Value of shares redeemed	(110,379,050,672)	(126,160,507,607)	(7,435,633,995)	(7,630,922,394)
Class I Shares capital transactions	(1,452,687,035)	3,166,298,491	(154,130,830)	515,515,845

Intermediary Class Shares
Proceeds from shares issued	1,294,482,655	406,593,674	312,385,011	11
Dividends reinvested	274,502	61,962	15	4
Value of shares redeemed	(1,150,368,774)	(397,082,021)	(142,557,401)	(11)
Intermediary Class Shares capital transactions	144,388,383	9,573,615	169,827,625	4

Intermediary Service Class Shares
Proceeds from shares issued	1,719,925,638	1,407,115,250	65,384,844	29,200,010
Dividends reinvested	522,793	139,084	326,427	108,710
Value of shares redeemed	(1,592,568,189)	(1,355,215,341)	(36,505,552)	(25,401,015)
Intermediary Service Class Shares
capital transactions	127,880,242	52,038,993	29,205,719	3,907,705

Class Y Shares
Proceeds from shares issued	9,462,774,658	13,932,449,680	1,764,679,669	2,041,622,527
Dividends reinvested	23,299,512	12,442,356	12,937,171	4,982,199
Value of shares redeemed	(10,130,482,095)	(15,433,812,822)	(2,180,850,375)	(1,643,243,677)
Class Y Shares capital transactions	(644,407,925)	(1,488,920,786)	(403,233,535)	403,361,049
Change in net assets resulting from
capital transactions	$(1,821,073,641)	$1,435,225,862	$(307,254,231)	$965,841,130
____________________

Amounts designated as “—” are $0.00 or have been rounded to $0.00.
*	Share transactions are at net asset value of $1.00 per share.
**	Class B Shares were liquidated on June 15, 2017 and are no longer offered.
***	Class E Shares are still offered, but no shares are outstanding.

14	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
			Net										Ratio of
			Realized and					Net				Ratio of Net	Expenses
	Net Asset		Unrealized			Net Realized		Asset		Net Assets	Ratio of Net	Investment	to Average
	Value,	Net	Gains	Total from	Net	Gains from		Value,		at End of	Expenses to	Income to	Net Assets
	Beginning	Investment	(Losses) from	Investment	Investment	Investment	Total	End of	Total	Period	Average Net	Average Net	(Excluding Fee
	of Period	Income	Investments	Activities	Income	Transactions	Distributions	Period	Return(a)	(000’s)	Assets(b)	Assets(b)	Reductions)(b)
CLASS A SHARES
Year Ended October 31, 2018	$1.00	$0.01	$—	$0.01	$(0.01)	$—	$(0.01)	$1.00	1.05%	$2,728	0.63%	1.08%	0.65%
Year Ended October 31, 2017	1.00	—	—	—	—	—	—	1.00	0.22%	1,998	0.59%	0.23%	0.68%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.02%	1,720	0.34%	0.02%	0.69%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	0.03%	929	0.08%	0.03%	0.69%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%	154	0.07%	0.02%	0.69%
CLASS D SHARES
Year Ended October 31, 2018	$1.00	$0.01	—	$0.01	$(0.01)	—	$(0.01)	$1.00	1.20%	$1,648,226	0.48%	1.19%	0.51%
Year Ended October 31, 2017	1.00	—	—	—	—	—	—	1.00	0.34%	1,645,222	0.47%	0.32%	0.54%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.02%	1,949,225	0.34%	0.02%	0.54%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	0.03%	888,084	0.07%	0.03%	0.53%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%	727,290	0.06%	0.02%	0.54%
CLASS E SHARES
October 31, 2016 through
August 10, 2017(c)	$1.00	—	—	—	—	—	—	$1.00	0.26%	$—	0.23%	0.33%	0.29%
July 12, 2016(d) through
October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.11%	2	0.06%	0.32%	0.31%
CLASS I SHARES
Year Ended October 31, 2018	$1.00	$0.02	—	$0.02	$(0.02)	—	$(0.02)	$1.00	1.57%	$6,400,700	0.12%	1.52%	0.16%
Year Ended October 31, 2017	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.69%	7,853,457	0.12%	0.71%	0.18%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.21%	4,687,197	0.14%	0.23%	0.19%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	0.03%	1,589,264	0.07%	0.03%	0.18%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%	1,411,088	0.06%	0.02%	0.19%
INTERMEDIARY CLASS SHARES
Year Ended October 31, 2018	$1.00	$0.02	—	$0.02	$(0.02)	—	$(0.02)	$1.00	1.52%	$164,082	0.16%	1.57%	0.31%
Year Ended October 31, 2017	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.63%	19,694	0.18%	0.65%	0.33%
July 12, 2016(d) through
October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.11%	10,121	0.18%	0.26%	0.37%

See notes to financial statements.	HSBC FAMILY OF FUNDS 15

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Financial Highlights (continued)

		Investment Activities			Distributions					Ratios/Supplementary Data
			Net										Ratio of
			Realized and					Net				Ratio of Net	Expenses
	Net Asset		Unrealized			Net Realized		Asset		Net Assets	Ratio of Net	Investment	to Average
	Value,	Net	Gains	Total from	Net	Gains from		Value,		at End of	Expenses to	Income to	Net Assets
	Beginning	Investment	(Losses) from	Investment	Investment	Investment	Total	End of	Total	Period	Average Net	Average Net	(Excluding Fee
	of Period	Income	Investments	Activities	Income	Transactions	Distributions	Period	Return(a)	(000’s)	Assets(b)	Assets(b)	Reductions)(b)
INTERMEDIARY SERVICE
CLASS SHARES
Year Ended October 31, 2018	$1.00	$0.01	$—	$0.01	$(0.01)	$—	$(0.01)	$1.00	1.50%	$184,921	0.18%	1.70%	0.36%
Year Ended October 31, 2017	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.61%	57,042	0.20%	0.63%	0.39%
July 12, 2016(d) through
October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.10%	5,003	0.18%	0.22%	0.42%
CLASS Y SHARES
Year Ended October 31, 2018	$1.00	$0.01	—	$0.01	$(0.01)	—	$(0.01)	$1.00	1.45%	$1,757,925	0.23%	1.43%	0.26%
Year Ended October 31, 2017	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.58%	2,402,354	0.23%	0.53%	0.29%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.12%	3,891,299	0.23%	0.11%	0.28%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	0.03%	3,779,595	0.07%	0.03%	0.28%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%	3,458,399	0.06%	0.02%	0.29%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Closed operations on August 10, 2017.
(d)	Commencement of operations on July 12, 2016.
Amounts designated as “—“ are $0.00 or have been rounded to $0.00.

16	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. TREASURY MONEY MARKET FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
			Net										Ratio of
			Realized and					Net				Ratio of Net	Expenses
	Net Asset		Unrealized			Net Realized		Asset		Net Assets	Ratio of Net	Investment	to Average
	Value,	Net	Gains	Total from	Net	Gains from		Value,		at End of	Expenses to	Income to	Net Assets
	Beginning	Investment	(Losses) from	Investment	Investment	Investment	Total	End of	Total	Period	Average Net	Average Net	(Excluding Fee
	of Period	Income	Investments	Activities	Income	Transactions	Distributions	Period	Return(a)	(000’s)	Assets(b)	Assets(b)	Reductions)(b)
CLASS A SHARES
Year Ended October 31, 2014(c)	$1.00	$—	$—	$—	$—	$—	$—	$1.00	—%	$—	—%	—%	—%
CLASS D SHARES
Year Ended October 31, 2018	$1.00	$0.01	—	$0.01	$(0.01)	—	$(0.01)	$1.00	1.17%	$308,136	0.50%	1.12%	0.53%
Year Ended October 31, 2017	1.00	—	—	—	—	—	—	1.00	0.29%	257,062	0.49%	0.28%	0.55%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	—%	214,041	0.28%	—%	0.55%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	—%	280,032	0.06%	—%	0.54%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.01%	638,939	0.06%	—%	0.54%
CLASS E SHARES
October 31, 2016 through
August 10, 2017(d)	$1.00	—	—	—	—	—	—	$1.00	0.29%	$—	0.25%	0.37%	0.29%
July 12, 2016(e) through
October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.11%	1	—%	0.37%	0.33%
CLASS I SHARES
Year Ended October 31, 2018	$1.00	$0.02	—	$0.02	$(0.02)	—	$(0.02)	$1.00	1.54%	$707,804	0.14%	1.53%	0.18%
Year Ended October 31, 2017	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.64%	861,944	0.14%	0.65%	0.19%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.13%	346,399	0.16%	0.13%	0.20%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	—%	384,363	0.05%	—%	0.19%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.01%	263,714	0.06%	0.01%	0.19%
INTERMEDIARY CLASS SHARES
Year Ended October 31, 2018	$1.00	$0.01	—	$0.01	$(0.01)	—	$(0.01)	$1.00	1.49%	$169,827	0.16%	1.54%	0.33%
Year Ended October 31, 2017	1.00	—	—	—	—	—	—	1.00	0.44%	1	0.18%	0.44%	0.34%
July 12, 2016(e) through
October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.11%	1	—%	0.37%	0.38%
INTERMEDIARY SERVICE
CLASS SHARES
Year Ended October 31, 2018	$1.00	$0.01	—	$0.01	$(0.01)	—	$(0.01)	$1.00	1.49%	$51,220	0.18%	1.54%	0.38%
Year Ended October 31, 2017	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.58%	22,016	0.20%	0.58%	0.40%
July 12, 2016(e) through
October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.10%	18,108	0.20%	0.14%	0.48%
See notes to financial statements.	HSBC FAMILY OF FUNDS 17

HSBC U.S. TREASURY MONEY MARKET FUND
Financial Highlights (continued)

		Investment Activities			Distributions					Ratios/Supplementary Data
			Net										Ratio of
			Realized and					Net				Ratio of Net	Expenses
	Net Asset		Unrealized			Net Realized		Asset		Net Assets	Ratio of Net	Investment	to Average
	Value,	Net	Gains	Total from	Net	Gains from		Value,		at End of	Expenses to	Income to	Net Assets
	Beginning	Investment	(Losses) from	Investment	Investment	Investment	Total	End of	Total	Period	Average Net	Average Net	(Excluding Fee
	of Period	Income	Investments	Activities	Income	Transactions	Distributions	Period	Return(a)	(000’s)	Assets(b)	Assets(b)	Reductions)(b)
CLASS Y SHARES
Year Ended October 31, 2018	$1.00	$0.01	$—	$0.01	$(0.01)	$—	$(0.01)	$1.00	1.43%	$697,972	0.25%	1.37%	0.28%
Year Ended October 31, 2017	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.53%	1,101,219	0.25%	0.56%	0.29%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.04%	697,866	0.25%	0.04%	0.30%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	—%	763,473	0.06%	—%	0.29%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.01%	956,312	0.06%	0.01%	0.29%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)

Class A Shares were operational during a portion of the year only. Amounts reflect performance for a period of time the class had operations, which was 201 days during the period. The net asset value reflected represents the last day the class had operations.

(d)	Closed operations on August 10, 2017.
(e)	Commencement of operations on July 12, 2016.
Amounts designated as “—“ are $0.00 or have been rounded to $0.00.

18	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018

1. Organization:

The HSBC Funds (the “Trust”), a Delaware statutory trust organized on March 2, 2016, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of October 31, 2018, the Trust is composed of 10 separate operational funds, each a series of the HSBC Family of Funds. The accompanying financial statements are presented for the following two funds (individually a “Fund”, collectively the “Funds”) of the Trust:

Fund	Short Name
HSBC U.S. Government Money Market Fund	U.S. Government Money Market Fund

HSBC U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund

Both of the Funds are diversified funds. Financial statements for all other funds of the Trust are published separately.

Both of the Funds are government money market funds (as defined in Rule 2a-7) and seek to maintain a stable net asset value (“NAV”) of $1.00 per share, although it is possible to lose money by investing in the Funds. The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Each of the Funds has eight classes of shares: Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class I Shares, Intermediary Class Shares, Intermediary Service Class Shares and Class Y Shares. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. Class C Shares are not offered for sale, but are offered as an exchange option for Class C shareholders of the Trust’s other funds. No sales charges are assessed with respect to Class A, Class D, Class E, Class I, Intermediary Class, Intermediary Service Class or Class Y Shares of the Funds. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges.

Under the Trust’s organizational documents, the Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust believes the risk of loss to be remote.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

HSBC FAMILY OF FUNDS 19

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018 (continued)

Securities Valuation:

Investments of the Funds, other than investments in other money market funds, are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, provided that certain conditions are met. Generally, amortized cost approximates fair value. Investments in other money market funds are priced at NAV as reported by such investment companies. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

Restricted Securities:

The Funds may invest in restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees (the “Board”). Therefore, not all restricted securities are considered illiquid. To the extent that a Fund purchases securities that are restricted as to resale or for which current market quotations are not available, such securities will be valued based upon all relevant factors as outlined in Securities and Exchange Commission (“SEC”) Financial Reporting Release No. 1. Disposal of restricted securities may involve time consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. At October 31, 2018, there were no restricted securities held by the Funds.

Repurchase Agreements:

The U.S. Government Money Market Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The U.S. Government Money Market Fund may also enter into a repurchase agreement with the Federal Reserve Bank of New York. The U.S. Treasury Money Market Fund may temporarily invest in repurchase agreements collateralized by U.S. Treasury Obligations under adverse market conditions. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the transaction. Upon bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There is potential for loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

20 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018 (continued)

Cash:

Cash is held in deposit accounts at the Funds’ custodian bank, The Northern Trust Company (“Custodian”), and is a significant portion of the net assets, which may exceed the amount insured by the Federal Deposit Insurance Corporation (“FDIC”). To the extent that such balances exceed FDIC insurance limits, the Funds are subject to the creditworthiness of the Custodian.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated among the applicable series within the Trust equally to each fund, in relation to their net assets, or another appropriate basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Distributions to Shareholders:

Dividends distributed to shareholders of the Funds from net investment income, if any, are declared daily and distributed monthly from each Fund. Distributions from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

Federal Income Taxes:

Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required for the Funds, although shareholders may be taxed on distributions they receive.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken. Management’s conclusions may be subject to future review based on changes in, or interpretation of, accounting standards or tax laws and regulations.

3. Investment Valuation Summary

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Funds’ investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1—quoted prices in active markets for identical assets
●	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

HSBC FAMILY OF FUNDS 21

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018 (continued)

Investments of the Funds, other than investments in other money market funds, are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, and are typically categorized as Level 2 in the fair value hierarchy. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund holding the instrument would receive if it sold the instrument. The fair value of securities in the Funds can be expected to vary with changes in prevailing interest rates.

Investments in other money market funds are priced at NAV as reported by such money market funds and are typically categorized as Level 1 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of October 31, 2018 in valuing the Funds’ investments based upon the three levels defined above. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each Fund.

U.S. Government Money Market Fund
Investment Securities:	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
U.S. Government and Government
Agency Obligations	—	5,626,513,395	—	5,626,513,395
U.S. Treasury Obligations	—	457,899,982	—	457,899,982
Investment Companies	325,688,339	—	—	325,688,339
Repurchase Agreements	—	3,850,000,000	—	3,850,000,000
Total Investment Securities	325,688,339	9,934,413,377	—	10,260,101,716

U.S. Treasury Money Market Fund
Investment Securities:	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
U.S. Treasury Obligations	—	1,985,622,411	—	1,985,622,411
Total Investment Securities	—	1,985,622,411	—	1,985,622,411

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA), Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Contract. For its services in this capacity, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on the average daily net assets of each respective Fund, at an annual rate of 0.10%.

HSBC also provides operational support services to the Funds pursuant to an Operational Support Services Agreement in connection with the operation of certain classes of shares of the Funds. For its services in this capacity, HSBC is entitled to receive a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares, Class C Shares, Class D Shares, Intermediary Class Shares, Intermediary Service Class Shares and Class Y Shares, at an annual rate of 0.10%.

HSBC has entered into agreements with certain financial intermediaries (the “Servicers”) to provide recordkeeping, reporting and processing services to the Funds. The Servicers are paid by the Investment Adviser, and not by the Funds, for these services. Since these fees are paid for by the Investment Adviser, they do not represent an additional charge to the Funds or their shareholders and are not reflected in the Funds’ expenses.

22 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018 (continued)

Administration, Fund Accounting and Other Services:

HSBC also serves the Funds as Administrator. Under the terms of the Administration Services Agreement, HSBC receives from the Funds (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0400
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0265
In excess of $50 billion	0.0245

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trust. For the year ended October 31, 2018, the effective annualized rate was 0.038%, prior to any fee waivers or expense reimbursements, based on the average daily net assets of the Trust. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trust, subject to certain allocations in cases where one fund invests some or all of its assets in another fund.

Pursuant to a Sub-Administration Services Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s Sub-Administrator. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth below:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0200
In excess of $10 billion but not exceeding $20 billion	0.0150
In excess of $20 billion but not exceeding $50 billion	0.0065
In excess of $50 billion	0.0045

Under a Services Agreement between the Trust and Citi (the “Services Agreement”), Citi makes an individual available to serve as the Trust’s Chief Compliance Officer (the “CCO”). Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the Services Agreement, the Trust paid Citi $313,915 for the year ended October 31, 2018, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

In addition, Citi provides fund accounting services for each Fund under the Services Agreement. As fund accountant, Citi receives an annual fee per Fund and share class, subject to certain minimums and reimbursements of certain expenses. Citi receives additional fees paid by the Trust for regulatory administration services and money market fund reporting services.

Distribution Arrangements:

Foreside Distribution Services, L.P. (“Foreside”) serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00% and 0.25% of the average daily net assets of Class A Shares (currently not being charged), Class C Shares (currently charging 0.75%) and Class D Shares (currently not being charged) of the Funds, respectively. For the year ended October 31, 2018, Foreside, as Distributor, also received $1,976 in commissions from sales of the Trust.

Expenses reduced during the year ended October 31, 2018 are reflected on the Statements of Operations as “Fees voluntarily reduced by Distributor.’’

HSBC FAMILY OF FUNDS 23

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018 (continued)

Shareholder Servicing:

The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which includes HSBC and its affiliates) for providing various shareholder services. As disclosed in the Statements of Operations, for the current fiscal period certain amounts of the Shareholder Servicing Fees have been waived by those shareholder servicing agents, including HSBC and its affiliates. Expenses reduced during the year ended October 31, 2018 are reflected on the Statements of Operations as “Fees voluntarily reduced by Shareholder Servicing Agent.” For performing these services, the shareholder servicing agents are entitled to receive a fee that is computed daily and paid monthly up to the following:

Share Class	Fee Rate(%)
Class A Shares	0.60%*
Class C Shares	0.25%
Class D Shares	0.25%
Class E Shares	0.10%
Intermediary Class Shares	0.05%
Intermediary Service Class Shares	0.10%
____________________

*	Currently charging 0.40%

The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, the following:

Share Class	Fee Rate(%)
Class A Shares	0.60%
Class C Shares	1.00%
Class D Shares	0.25%
Class E Shares	0.10%
Intermediary Class Shares	0.05%
Intermediary Service Class Shares	0.10%

The Trust has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Funds will pay all or a portion of such fees earned to financial intermediaries for performing such services.

Transfer Agency:

On April 16, 2018, DST Asset Manager Solutions, Inc. (“DST”) (formerly, Boston Financial Data Services, Inc.) announced that SS&C Technologies completed its acquisition of DST Systems, Inc., the parent of DST. DST provides transfer agency services for each Fund. As transfer agent, DST receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, and reimbursement of certain expenses.

Independent Trustees:

The Trust pays an annual retainer to each Independent Trustee, plus additional annual retainers to each Committee Chair and the Chairman of the Board. The Independent Trustees also receive a fee for each regular, special in-person, and telephonic meeting of the Board attended. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Trust and are presented in the Statements of Operations.

24 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018 (continued)

Fee Reductions:

The Investment Adviser has agreed to contractually limit through March 1, 2019 the total annual expenses of certain classes of the Funds, exclusive of interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to each Fund’s investments in investment companies, as applicable. The applicable classes of each Fund have their own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Contractual
		Expense
Fund	Class	Limitations(%)
U.S. Government Money Market Fund	E	0.25
U.S. Government Money Market Fund	I	0.20
U.S. Government Money Market Fund	Intermediary Shares	0.18	*
U.S. Government Money Market Fund	Intermediary Service Shares	0.20	*
U.S. Treasury Money Market Fund	E	0.25
U.S. Treasury Money Market Fund	I	0.20
U.S. Treasury Money Market Fund	Intermediary Shares	0.18	*
U.S. Treasury Money Market Fund	Intermediary Service Shares	0.20	*
____________________

*	Effective December 14, 2017. Prior to December 14, 2017 there was no contractual waiver in place for this class.

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years calculated monthly from when the waiver or reimbursement is recorded to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. As of October 31, 2018, the repayments that may potentially be made by the Funds are as follows:

Amount
Eligible Through
Fund	2021($)
U.S. Government Money Market Fund	195,009
U.S. Treasury Money Market Fund	147,166

The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be eliminated or changed at any time. Amounts waived/reimbursed by the Investment Adviser Administrator and Citi as Sub-Administrator are reported separately on the Statements of Operations, as applicable.

During the year ended October 31, 2018, the following amounts of expenses were voluntarily and contractually waived:

								Intermediary
	Class A	Class C	Class D	Class E	Class I	Class Y	Intermediary	Service
Fund	($)	($)	($)	($)	($)	($)	Class ($)	Class ($)	Total ($)
U.S. Government Money
Market Fund	492	—	507,537	—	2,790,808	541,528	265,587	165,264	4,271,216
U.S. Treasury Money
Market Fund	—	—	66,646	—	242,631	297,737	198,635	85,239	890,888

HSBC FAMILY OF FUNDS 25

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018 (continued)

The Funds have entered into an arrangement with their Custodian, whereby credits realized as a result of uninvested cash balances are used to reduce the Custodian’s expenses. Expenses reduced during the year ended October 31, 2018 are reflected on the Statements of Operations as “Custody earnings credits,” as applicable.

Overdraft Facility:

The Funds have entered into an arrangement with the Custodian whereby an uncommitted, secured overdraft facility is made available to meet unanticipated end-of-day liquidity needs of the Funds which cannot be fulfilled by trading activities. The interest rate on overdraft amounts is calculated at an annual rate of 0.50% plus the Federal Funds Rate. The overdraft facility is limited to $750,000,000 and $50,000,000 for the U.S. Government Money Market Fund and the U.S. Treasury Money Market Fund, respectively. As of October 31, 2018, the Funds did not have any overdrafts outstanding. Fees incurred during the year ended October 31, 2018 by the Funds on overdrafts are reflected on the Statements of Operations within the “Custodian” expenses, and were as follows:

U.S. Government Money Market Fund	$189,377
U.S. Treasury Money Market Fund	$2,066

5. Federal Income Tax Information:

At October 31, 2018, the cost basis of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)
U.S. Government Money Market Fund	10,260,101,716	—	—	—
U.S. Treasury Money Market Fund	1,985,622,411	—	—	—

The tax character of distributions paid by the Funds for the tax year ended October 31, 2018, was as follows:

	Distributions paid from
		Net	Total
		Long Term	Taxable	Total
	Ordinary	Capital	Distributions	Distributions
	Income ($)	Gains ($)	($)	Paid ($)(1)
U.S. Government Money Market Fund	150,216,854	12,281	150,229,135	150,229,135
U.S. Treasury Money Market Fund	26,994,417	—	26,994,417	26,994,417
____________________

(1)	Total distributions paid may differ from the amount reported in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

The tax character of distributions paid by the Funds for the tax year ended October 31, 2017, was as follows:

	Distributions paid from
		Total
		Taxable	Total
	Ordinary	Distributions	Distributions
	Income ($)	($)	Paid ($)(1)
U.S. Government Money Market Fund	62,438,599	62,438,599	62,438,599
U.S. Treasury Money Market Fund	9,690,876	9,690,876	9,690,876
____________________

(1)	Total distributions paid may differ from the amount reported in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

26 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018 (continued)

As of the tax year ended October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

				Accumulated
				Capital and	Unrealized	Total
	Undistributed			Other	Appreciation/	Accumulated
	Ordinary	Accumulated	Distributions	Losses	(Depreciation)	Earnings/
	Income ($)	Earnings ($)	Payable ($)	($)	($)	(Deficit) ($)
U.S. Government Money
Market Fund	5,977,656	5,977,656	(5,956,754)	(101,139)	—	(80,237)
U.S. Treasury Money
Market Fund	818,990	818,990	(815,432)	(34,897)	—	(31,339)

As of the tax year ended October 31, 2018, the Funds have net capital loss carryforwards (“CLCFs”) not subject to expiration as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF has been offset or expires.

Short Term
Amount ($)
U.S. Government Money Market Fund	101,139
U.S. Treasury Money Market Fund	34,897

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the tax year ended October 31, 2018, the Funds had no deferred losses.

The amount and character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

6. Significant Shareholders:

Shareholders, including other funds, individuals, and accounts, as well as each Fund’s investment manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with GAAP).

The following list includes the Funds which had individual shareholder accounts with ownership of voting securities greater than 10% of the total outstanding voting securities but less than 25% and/or accounts with ownership of voting securities greater than 25% of the total outstanding voting securities. Significant transactions by these shareholder accounts may negatively impact the Funds’ performance.

	Number of shareholders		Number of
	with ownership of		shareholders with
	voting securities of the		ownership of voting
	Portfolio greater than		securities of the	% owned in
	10% and less than 25%	% owned in	Portfolio greater	aggregate
	of the total Portfolio’s	aggregate	than 25% of the total	by greater
	outstanding voting	by 10% - 25%	Portfolio’s outstanding	than 25%
Fund	securities	shareholders	voting securities	shareholders
U.S. Government Money Market Fund	2	37%(a)	—	—
U.S. Treasury Money Market Fund	—	—	1	70%(b)
____________________

(a)	23% owned by the Investment Adviser or an affiliate
(b)	70% owned by the Investment Adviser or an affiliate

HSBC FAMILY OF FUNDS 27

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018 (continued)

7. Recent Accounting Pronouncements:

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the Funds have early adopted ASU 2018-13 with the financial statements prepared as of October 31, 2018.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. The Funds’ adoption of these amendments, effective with the financial statements prepared as of October 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the October 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the October 31, 2017 Statements of Changes in Net Assets appeared as follows:

	U.S. Government	U.S. Treasury
	Money Market Fund	Money Market Fund
	For the year ended	For the year ended
	October 31, 2017 ($)	October 31, 2017 ($)
Distributions:
Net investment income:
Class A Shares	(4,031)	—
Class B Shares	(4)	—
Class D Shares	(5,633,122)	(771,011)
Class E Shares	(5)	(3)
Class I Shares	(46,468,106)	(4,077,583)
Intermediary Class Shares	(334,084)	(5)
Intermediary Service Class Shares	(149,565)	(108,766)
Class Y Shares	(13,117,235)	(5,060,292)

Net realized gains:
Class A Shares	(16)	—
Class D Shares	(19,535)	(2,175)
Class I Shares	(54,230)	(5,252)
Intermediary Class Shares	(127)	—
Intermediary Service Class Shares	(319)	(139)
Class Y Shares	(36,343)	(5,686)
Total	(65,816,722)	(10,030,912)

8. Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no adjustments or additional disclosures were required to the financial statements as of October 31, 2018.

28 HSBC FAMILY OF FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of HSBC Funds and Shareholders of HSBC U.S. Government Money Market Fund and HSBC U.S. Treasury Money Market Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of HSBC U.S. Government Money Market Fund and HSBC U.S. Treasury Money Market Fund (two of the funds constituting HSBC Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods presented ended on or after October 31, 2015 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods presented ended on or after October 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

The financial statements and financial highlights as of and for the year ended October 31, 2014 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 23, 2014 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

HSBC FAMILY OF FUNDS 29

Report of Independent Registered Public Accounting Firm (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2018

We have served as the auditor of one or more investment companies in the HSBC Funds since 2015.

30 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Other Federal Income Tax Information—as of October 31, 2018 (Unaudited)

During the year ended October 31, 2018, the following Fund declared capital gain distributions:

Long Term
Capital Gain
Distributions ($)
U.S. Government Money Market Fund	12,281

During the year ended October 31, 2018, the following Funds designated the maximum amount allowable as interest-related dividends for certain non-U.S. resident investors:

Qualified Interest
Income %
U.S. Government Money Market Fund	100.00%
U.S. Treasury Money Market Fund	100.00%

HSBC FAMILY OF FUNDS 31

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2018 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/2018	10/31/2018	5/1/18 - 10/31/18	5/1/18 - 10/31/18
U.S. Government Money
Market Fund	Class A Shares	$1,000.00	$1,006.60	$3.19	0.63%
	Class D Shares	1,000.00	1,007.40	2.43	0.48%
	Class I Shares	1,000.00	1,009.20	0.61	0.12%
	Intermediary
	Class Shares	1,000.00	1,009.00	0.81	0.16%
	Intermediary
	Service
	Class Shares	1,000.00	1,008.90	0.91	0.18%
	Class Y Shares	1,000.00	1,008.60	1.16	0.23%

U.S. Treasury Money
Market Fund	Class D Shares	1,000.00	1,007.30	2.53	0.50%
	Class I Shares	1,000.00	1,009.10	0.71	0.14%
	Intermediary
	Class Shares	1,000.00	1,009.00	0.81	0.16%
	Intermediary
	Service
	Class Shares	1,000.00	1,008.90	0.91	0.18%
	Class Y Shares	1,000.00	1,008.50	1.27	0.25%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

32 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2018 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/2018	10/31/2018	5/1/18 - 10/31/18	5/1/18 - 10/31/18
U.S. Government Money
Market Fund	Class A Shares	$1,000.00	$1,022.03	$3.21	0.63%
	Class D Shares	1,000.00	1,022.79	2.45	0.48%
	Class I Shares	1,000.00	1,024.60	0.61	0.12%
	Intermediary
	Class Shares	1,000.00	1,024.40	0.82	0.16%
	Intermediary
	Service
	Class Shares	1,000.00	1,024.30	0.92	0.18%
	Class Y Shares	1,000.00	1,024.05	1.17	0.23%

U.S. Treasury Money
Market Fund	Class D Shares	1,000.00	1,022.68	2.55	0.50%
	Class I Shares	1,000.00	1,024.50	0.71	0.14%
	Intermediary
	Class Shares	1,000.00	1,024.40	0.82	0.16%
	Intermediary
	Service
	Class Shares	1,000.00	1,024.30	0.92	0.18%
	Class Y Shares	1,000.00	1,023.95	1.28	0.25%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

HSBC FAMILY OF FUNDS 33

HSBC FAMILY OF FUNDS
Results of Special Meeting of Shareholders of HSBC U.S. Government Money Market Fund (Unaudited)

Special Meeting of Shareholders

A Special Meeting of Shareholders of the HSBC U.S. Government Money Market Fund (the “Fund”) was held on March 9, 2018. The purpose of the Special Meeting was for shareholders to consider a proposal to eliminate one of the Fund’s fundamental investment policies that restricts the Fund’s ability to invest in other investment companies. The results were as follows:

Outstanding Shares	Total Voted	Total For	Total Against	Total Abstain	Result
11,950,033,418	6,292,983,122	5,732,808,737	396,780,918	163,393,466	Approved 3/9/18

34 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
	Held	and Length of	Principal Occupation(s) During Past	Overseen	Held by Trustee
Name, Address, Age	with Funds	Time Served	5 Years	By Trustee*	During Past 5 Years
NON-INTERESTED TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 63	Trustee	Indefinite; 2008 to present	Private Investor (1999 – present)	10	None

SUSAN C. GAUSE P.O. Box 182845 Columbus, OH 43218-3035 Age: 66	Trustee	Indefinite; 2013 to present	Private Investor (2003 – present)	10	Metropolitan Series Fund (2012 – present); and Met Investors Series Trust (2008 – present)

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 64	Trustee	Indefinite; 2008 to present	Private Investor (2000 – present)	10	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 72	Trustee and Chairman	Indefinite; 2005 to present	Private Investor (2003 – present)	10	Ellington Residential
Mortgage REIT (NYSE
listed real estate
investment trust)
(2013 – present);
Ellington Financial LLC
(NYSE listed financial
services company)
(2007 – present); and
Overseas Shipholding
Group (OSG) (NYSE
listed company)
					(2005 – 2014)

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 55	Trustee	Indefinite; 2011 to present	Director and Chief Executive Officer, HSBC Global Asset Management (USA) Inc. (2011 - present)	10	None
____________________

*	Includes all series of the HSBC Funds.

HSBC FAMILY OF FUNDS 35

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited) (continued)

Term of Office and
Name, Address, Age	Position(s) Held Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 60	President	One year; 2004 to present	Senior Vice President, HSBC Global Asset Management (USA) Inc. (1998 - present)

JAMES D. LEVY 452 Fifth Avenue New York, NY 10018 Age: 55	Vice President	One year; 2014 to present	Vice President, Product Management, HSBC Global Asset Management (USA) Inc. (2014 – present); Vice President, Mutual Funds Product Development, GE Asset Management Inc. (2007 – 2014)

ALLAN SHAER* Prudential Center 800 Boylston Street, 24th Floor Boston, MA 02199 Age: 53	Treasurer	One year; 2017 to present	Senior Vice President, Citi Investor Services (2016 - present); Vice President, Mutual Fund Administration, JP Morgan Chase (2011 - 2016)

IOANNIS TZOUGANATOS* Prudential Center 800 Boylston Street, 24th Floor Boston, MA 02199 Age: 42	Secretary	One Year; 2015 to present	Vice President, Regulatory Administration, Citi Fund Services (2008 - present)

CHARLES BOOTH* 4400 Easton Commons, Suite 200 Columbus, OH 43219-3035 Age: 58	Chief Compliance Officer	One year; 2015 to present	Director and Compliance Officer, CCO Services, Citi Fund Services (1988 - present)
____________________

*	Mr. Shaer, Mr. Tzouganatos, and Mr. Booth also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

36 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Other Information (Unaudited)

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC FAMILY OF FUNDS 37

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients:
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders:

HSBC Funds
P.O. Box 8106
Boston, MA 02266-8106
1-800-782-8183

TRANSFER AGENT

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

DISTRIBUTOR

Foreside Distribution Services, L.P.
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products:

ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-AR-MMF-1218	12/18

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Annual Report
October 31, 2018

EQUITY FUNDS	Class A	Class B	Class C	Class I
HSBC Opportunity Fund	HSOAX	HOPBX	HOPCX	RESCX

HSBC Family of Funds
Annual Report - October 31, 2018

Glossary of Terms	2
Commentary From the Investment Manager	3
Portfolio Reviews	4
Statements of Assets and Liabilities	6
Statements of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	21
Other Federal Income Tax Information	23
Table of Shareholder Expenses	24

HSBC Portfolios

Portfolio Composition	25
Schedule of Portfolio Investments
HSBC Opportunity Portfolio	26
Statement of Assets and Liabilities	28
Statement of Operations	29
Statement of Changes in Net Assets	30
Financial Highlights	31
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	38
Table of Shareholder Expenses	40
Board of Trustees and Officers	41
Other Information	43

Glossary of Terms

Bloomberg Barclays Global Aggregate Bond Index is a measure of global investment-grade debt from 24 local currency markets, which include treasury, government-related, corporate, and securitized fixed-rate bonds from both developed and emerging markets issuers.

Gross Domestic Product (“GDP”) is the value of goods and services produced in a given country in a given year.

J.P. Morgan Emerging Markets Bond Index Global tracks returns for USD-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds, and local market instruments.

Lipper Mid-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

MSCI Europe Australasia and Far East (“MSCI EAFE”) Index is an equity index which captures the large- and mid-cap representation across developed markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

MSCI Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. The index consists of 29 frontier markets country indices.

Russell 2500TM Growth Index is an index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 (“S&P 500”) Index is an index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices are unmanaged and assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2 HSBC FAMILY OF FUNDS

Commentary From the Investment Manager (Unaudited)
HSBC Global Asset Management (USA) Inc.

Global Economic Review
The global economy transitioned away from a period of synchronized growth during the 12-month period from November 1, 2017, through October 31, 2018, and entered a period characterized by divergence and diversity. While both developed and emerging markets economies were lifted up by broad economic expansion throughout 2017, growth was much less consistent in 2018 amid concerns surrounding inflation, trade policy, monetary policy and country-specific issues. Some economies and sectors were affected much more negatively than others and experienced higher levels of volatility in their financial markets. This divergence and volatility weighed on investor sentiment, leading to a shift away from risk assets that resulted in losses for international equities and more modest returns for U.S. equities. Despite this mixed picture, fundamentals of the global economy appeared relatively strong throughout the period, and corporate profits remained robust.

During the first several months of the period economic data generally showed low inflation, healthy corporate fundamentals and strong activity in manufacturing and global trade. In the U.S., regulatory rollbacks, positive earnings growth and the passage of business-friendly tax reform stirred optimism among investors, eventually driving stocks to record highs in a January rally.

The less-consistent macroeconomic environment that came to define the period emerged in February, as stocks took a sharp dive and became more volatile. First, U.S. economic data showed prices rising faster than expected, signaling a period of low inflation was ending, second, the outcome of tumultuous trade diplomacy between the U.S. and several key trading partners became increasingly unpredictable and concerning. Third, economic data began to show slowing growth in some regions, particularly Europe and Japan. Fourth, signs of slowing growth and rising inflation helped strengthen the U.S. dollar against other currencies, producing headwinds for emerging markets.

The impact of rising interest rates rippled through the global economy during the period and contributed to a weaker appetite for risk assets such as equities. The U.S. Federal Reserve (the Fed) increased its federal funds rate four times during the 12-month period, lifting it by a total of 100 basis points (1.00%). The Fed signaled that it would continue its campaign of gradually raising interest rates as long as the U.S. economy continues to show broad strength. The theme of divergence also played out globally in terms of monetary policy. Unlike the Fed, central banks in some other developed economies pursued looser monetary policy.

Economic data continued to indicate that the U.S economy was on sound footing. Gross domestic product1 (GDP) growth peaked during the period under review at a rate of 4.2% during the second quarter of 2018 after growing 2.3% during the fourth quarter of 2017 and 2.2% during the first quarter of 2018. GDP grew at a rate of 3.5% during the third quarter of 2018, according to preliminary estimates. The tax reform legislation passed by Congress late in 2017 provided a tailwind for businesses, boosting corporate profits and helping to offset pressures caused by rising wages and a tight labor market. Data showed that industrial production picked up and activity in the services sector increased. A new trade deal between the U.S., Mexico and Canada removed some of the uncertainty surrounding President Trump’s trade policy.

The unemployment rate was 3.7%—its lowest level since 1969—at the close of the period under review. The continuing strength of the labor market helped boost consumer confidence and consumer spending. The housing market presented a more mixed picture than other aspects of the economy, as declining home sales and housing permits suggested emerging weaknesses.

China’s economy continued to be weakened by an industrial slowdown and its increasing reliance on consumption as a driver of economic growth. Amid this difficult long-term transition, China faced during the period the additional challenge of steeply rising trade barriers with the U.S. As part of a broader tightening of trade policy, President Donald Trump ratcheted up pressure on China by threatening tariffs on virtually all Chinese exports to the U.S. The escalating rhetoric and faltering diplomacy between China and U.S. sent ripple effects through global markets. The yuan devalued significantly during the period, making Chinese goods more competitive on global markets. But in a notable change the Chinese government suggested it would prevent its currency from devaluing further.

China’s troubles spilled over into other emerging markets, especially those in Asia and in other regions heavily dependent on demand from Chinese industries. Other factors stalling the momentum of emerging market growth were rising U.S. interest rates and higher oil prices.

Argentina had a very volatile year as its currency depreciated more than 50% during 2018. The decline forced the country to reach out to the International Monetary Fund for financial support and triggered a recession in the country.

Eurozone economies experienced the most severe slowdown among developed economies during the period. Increasing trade tensions between Europe and the U.S. further weighed on the outlook of the region. Unsuccessful negotiations over the United Kingdom’s exit from the Eurozone (commonly referred to as Brexit) continued to sow uncertainty and led to a steep decline in the value of the British pound. Brexit has resulted in volatility in European and global markets and could have significant negative impacts on financial markets in the United Kingdom and throughout Europe. The extent of the impact of Brexit in the United Kingdom and in global markets as well as any associated adverse consequences remain unclear. Economic growth in Japan also slowed significantly amid lower private consumption and weak export demand. Data suggested that both wages and inflation in Japan may be ticking upwards, however, and the labor market improved.

Prices of many key commodities such as soybeans and silver slumped during much of the period under review, partly as a result of rising trade tensions between the U.S. and its key economic partners. Crude oil prices hit four-year highs late in the period, driven up in part by expectations that U.S. sanctions on Iran would curb the nation’s oil exports. However, oil prices began to fall sharply during the final weeks of the period.

Market review
Global equity markets delivered mixed results during the period. Stocks performed very well during the first three months. But, by February of 2018, concerns of an impending economic slowdown began to weigh on investors and fueled an uptick in volatility. Still, equities in many economies and sectors zig-zagged upward until October, when much of the period’s earlier gains were lost during a sharp sell-off.

U.S. stocks ended the period with modest gains, even after entering into correction territory in October. The S&P 500 Index1 of large-capitalization U.S. stocks returned 7.35%. Equities in other developed economies showed losses during the 12 months under review, while emerging markets equities suffered even greater losses amid concerns about U.S. trade protectionism and a strengthening U.S. dollar. The MSCI Frontier Markets Index1 returned -11.84% during the period, compared to a -6.39% return for the MSCI EAFE Index1 of developed market international stocks.

Global fixed income markets lost ground amid rising interest rates. Investors saw the onset of full employment and rising inflation in Germany and the U.S., nations that have a major impact on bond markets, as an indication that further increases in interest rates were on the horizon. Yields on U.S. government debt rose during the period. The U.S. Treasury curve flattened and global high-yield and investment- grade credit spreads widened. Emerging market debt performed especially poorly during the period, amid shrinking demand and growing supply. The Bloomberg Barclays Global Aggregate Bond Index1, which tracks investment grade debt in 24 local currency markets, returned -2.05% during the period, while the JP Morgan Emerging Markets Bond Index Global1 returned -5.27%.

1     For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS 3

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund
(Class A Shares, Class B Shares, Class C Shares and Class I Shares)

by William A. Muggia, Committee Lead/Portfolio Manager
Richard D. Lee, CFA, Portfolio Manager
Ethan J. Myers, CFA, Portfolio Manager
John M. Montgomery, Portfolio Manager
Westfield Capital Management Company, L.P.

The HSBC Opportunity Fund (the “Fund”) seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of small- and mid-cap companies. Small- and mid-cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500TM Growth Index1. The Fund may also invest in equity securities of larger, more established companies and may invest up to 20% of its assets in securities of foreign companies. The Fund employs a two-tier structure, commonly referred to as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management Company, L.P. as its subadviser.

Investment Concerns

There is no assurance that a portfolio will achieve its investment objective or will work under all market conditions. The value of investments may go down as well as up and you may not get back the amount originally invested. Portfolios may be subject to certain additional risks, which should be considered carefully along with their investment objectives and fees. Equity investments fluctuate in value based on changes to an individual company’s financial condition and overall market conditions. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Fund’s performance. Investing in smaller companies is more risky and volatile than investing in large companies. Growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory, and economic uncertainty.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2018, the Class I Shares of the HSBC Opportunity Fund produced a 6.96% total return, and the Class A Shares of the Fund produced a 6.46% total return (without sales charge). The Russell 2500™ Growth Index1, the Fund’s primary performance benchmark, and the Lipper Mid-Cap Growth Funds Average1 returned 5.52% and 6.34%, respectively.

Portfolio Performance

U.S. equity markets posted strong returns throughout much of the 12-month period under review, shrugging off investor concerns about trade wars between the U.S. and China. Much of those early gains were erased in October 2018, however, as worries of an impending economic slowdown weighed on investor risk appetite. From a sector standpoint, health care, consumer staples and energy stocks delivered the bulk of the Fund’s positive absolute returns, while materials, communication services and consumer discretionary detracted.†

Class I Shares outperformed the Fund’s primary benchmark. Stock selection in the industrials sector drove much of the outperformance. Exposure to aerospace and defense names contributed positively to relative results, most notably shares in a provider of electronic and communication products for wireless and satellite systems, which rose after the company delivered better-than-expected quarterly earnings and sales in August. Investments in the health care sector also benefited the Fund on a relative basis. Shares in a clinical-stage biopharmaceutical developer rose at the end of 2017 after the company posted strong clinical data for its immuno-oncology compound and then again in early 2018 after the company announced a collaboration agreement. The Fund locked in gains from the initial investment by selling the position in October 2018 as the stock began to show signs of weakness. The Fund’s holdings in the energy sector also boosted relative results, driven primarily by the acquisition of one of the Fund’s refining holdings.†

Stock selection in the consumer discretionary sector weighed on relative results. Investments in a manufacturer of electrical, powertrain and safety vehicle components negatively affected relative performance as tariffs on steel and aluminum drove up costs within the automotive industry. The Fund’s holdings of a retailer of hard surface flooring also dragged on relative results after the company posted disappointing quarterly results in August. Investments in the materials sector also negatively impacted relative performance, most notably shares of a construction materials provider, which fell after the company lowered its 2018 guidance.†

† Portfolio composition is subject to change.
1 For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

4 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC Opportunity Fund

The charts above represent a historical 10-year performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[5]
	Inception
As of October 31, 2018	Date	1 Year	5 Year	10 Year	Gross	Net
HSBC Opportunity Fund Class A1	9/23/96	1.15	6.48	12.92	5.87	1.65
HSBC Opportunity Fund Class B2	1/6/98	1.99	6.75	12.98	6.62	2.40
HSBC Opportunity Fund Class C3	11/4/98	4.63	6.75	13.08	6.62	2.40
HSBC Opportunity Fund Class I†	9/3/96	6.96	8.12	14.08	1.31	1.10
Russell 2500TM Growth Index[4]	—	5.52	9.53	15.06	N/A	N/A
Lipper Mid-Cap Growth Funds Average[4]	—	6.34	9.00	13.41	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers and/or expense reimbursements are in effect for the Fund through March 1, 2019.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and monies received by the Fund from a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

†	The Class I Shares are issued by a separate series of the HSBC Funds.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	For additional information, please refer to the Glossary of Terms.
5	Reflects the expense ratio as reported in the prospectus dated February 28, 2018. HSBC Global Asset Management (USA) Inc., the Adviser, has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to an annual rate of 1.65%, 2.40%, 2.40% and 1.10% for Class A Shares, Class B Shares, Class C and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2019. Additional information pertaining to the October 31, 2018 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the Russell 2500TM Growth Index, an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS 5

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2018

	HSBC Opportunity Fund	HSBC Opportunity Fund (Class I)
Assets:
Investments in Affiliated Portfolio	$9,507,807	$136,677,586
Receivable for capital shares issued	143	44,619
Receivable from Investment Adviser	28,701	38,469
Prepaid expenses and other assets	7,078	16,632
Total Assets	9,543,729	136,777,306

Liabilities:
Payable for capital shares redeemed	—	61,781
Accrued expenses and other payables:
Administration	162	2,349
Distribution fees	91	—
Shareholder Servicing	1,926	—
Accounting	2,417	1,584
Printing	4,312	14,167
Professional	32,388	31,617
Transfer Agent	13,072	19,282
Trustee	4,500	4,500
Other	496	2,257
Total Liabilities	59,364	137,537
Net Assets	$9,484,365	$136,639,769

Composition of Net Assets:
Paid in capital	$7,304,815	$107,129,852
Total distributable earnings/(loss)	2,179,550	29,509,917
Net Assets	$9,484,365	$136,639,769

Net Assets:
Class A Shares	$9,351,711	$—
Class B Shares	17,023	—
Class C Shares	115,631	—
Class I Shares	—	136,639,769
Total	$9,484,365	$136,639,769

Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	874,039	—
Class B Shares	2,762	—
Class C Shares	17,695	—
Class I Shares	—	9,501,052

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$10.70	$—
Class B Shares(a)	$6.16	$—
Class C Shares(a)	$6.53	$—
Class I Shares	$—	$14.38
Maximum Sales Charge:
Class A Shares	5.00%	—%
Maximum Offering Price per share (Net Asset Value / (100%-maximum sales charge))
Class A Shares	$11.26	$—
Investments in Affiliated Portfolio, at Cost	$8,846,210	$128,304,890
____________________

Amounts designated as “—” are $0.00 or have been rounded to $0.00.
(a)	Redemption price per share varies by length of time shares are held.

6 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2018

		HSBC
	HSBC	Opportunity
	Opportunity	Fund
	Fund	(Class I)
Investment Income:
Investment Income from Affiliated Portfolio	$74,269	$1,013,881
Expenses from Affiliated Portfolio	(109,991)	(1,505,733)
Total Investment Income/(Loss)	(35,722)	(491,852)

Expenses:
Administration:
Class A Shares	1,992	—
Class B Shares	7	—
Class C Shares	45	—
Class I Shares	—	28,071
Distribution:
Class B Shares	255	—
Class C Shares	1,721	—
Shareholder Servicing:
Class A Shares	23,771	—
Class B Shares	85	—
Class C Shares	476	—
Accounting	21,086	11,081
Administrative Services	6,401	2,201
Compliance Services	28,431	28,431
Printing	7,795	24,578
Professional	135,843	135,033
Transfer Agent	109,421	143,524
Trustee	72,368	72,445
Registration fees	23,325	22,293
Other	23,126	29,513
Total expenses before fee and expense reductions	456,148	497,170
Fees voluntarily reduced/reimbursed by Investment Adviser	(10,513)	—
Fees contractually reduced/reimbursed by Investment Adviser	(390,697)	(414,357)
Net Expenses	54,938	82,813

Net Investment Income/(Loss)	(90,660)	(574,665)

Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investments from Affiliated Portfolio	1,711,715	22,339,913
Change in unrealized appreciation/depreciation on investments from Affiliated Portfolio	(934,014)	(12,911,260)

Net realized/unrealized gains/(losses) on investments from Affiliated Portfolio	777,701	9,428,653
Change in Net Assets Resulting from Operations	$687,041	$8,853,988

Amounts designated as “—” are $0.00 or have been rounded to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS 7

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	HSBC Opportunity Fund		HSBC Opportunity Fund (Class I)
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2018	October 31, 2017	October 31, 2018	October 31, 2017
Investment Activities:
Operations:
Net investment income/(loss)	$(90,660)	$(82,641)	$(574,665)	$(454,613)
Net realized gains/(losses) from investments	1,711,715	1,383,534	22,339,913	19,709,152
Change in unrealized appreciation/depreciation
on investments	(934,014)	1,222,544	(12,911,260)	15,692,968
Change in net assets resulting from operations	687,041	2,523,437	8,853,988	34,947,507

Distributions to shareholders:
Class A Shares	(1,047,996)	(1,128,826)	—	—
Class B Shares	(7,279)	(12,613)	—	—
Class C Shares	(71,416)	(79,223)	—	—
Class I Shares	—	—	(17,639,612)	(14,495,106)
Change in net assets resulting from distributions
to shareholders	(1,126,691)	(1,220,662)	(17,639,612)	(14,495,106)
Change in net assets resulting from
capital transactions	4,054	(1,208,010)	17,564,892	(33,653,038)
Change in net assets	(435,596)	94,765	8,779,268	(13,200,637)

Net Assets:
Beginning of period	9,919,961	9,825,196	127,860,501	141,061,138
End of period	$9,484,365	$9,919,961	$136,639,769	$127,860,501

Amounts designated as “—” are $0.00 or have been rounded to $0.00.

8 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	HSBC Opportunity Fund		HSBC Opportunity Fund (Class I)
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2018	October 31, 2017	October 31, 2018	October 31, 2017
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$582,737	$490,391	$—	$—
Dividends reinvested	1,020,798	1,096,861	—	—
Value of shares redeemed	(1,265,078)	(2,703,036)	—	—
Class A Shares capital transactions	338,457	(1,115,784)	—	—

Class B Shares:
Proceeds from shares issued	—	7,643	—	—
Dividends reinvested	7,279	12,613	—	—
Value of shares redeemed	(31,516)	(53,986)	—	—
Class B Shares capital transactions	(24,237)	(33,730)	—	—

Class C Shares:
Proceeds from shares issued	6,582	9,094	—	—
Dividends reinvested	71,416	79,223	—	—
Value of shares redeemed	(388,164)	(146,813)	—	—
Class C Shares capital transactions	(310,166)	(58,496)	—	—

Class I Shares:
Proceeds from shares issued	—	—	18,679,912	9,067,442
Dividends reinvested	—	—	17,448,749	14,367,761
Value of shares redeemed	—	—	(18,563,769)	(57,088,241)
Class I Shares capital transactions	—	—	17,564,892	(33,653,038)
Change in net assets resulting from capital transactions	$4,054	$(1,208,010)	$17,564,892	$(33,653,038)

SHARE TRANSACTIONS:
Class A Shares:
Issued	50,934	47,663	—	—
Reinvested	95,491	118,452	—	—
Redeemed	(110,424)	(260,788)	—	—
Change in Class A Shares	36,001	(94,673)	—	—

Class B Shares:
Issued	—	1,202	—	—
Reinvested	1,174	2,167	—	—
Redeemed	(4,677)	(8,201)	—	—
Change in Class B Shares	(3,503)	(4,832)	—	—

Class C Shares:
Issued	998	1,383	—	—
Reinvested	10,870	12,966	—	—
Redeemed	(55,691)	(20,791)	—	—
Change in Class C Shares	(43,823)	(6,442)	—	—

Class I Shares:
Issued	—	—	1,176,332	656,336
Reinvested	—	—	1,219,340	1,137,590
Redeemed	—	—	(1,195,712)	(4,121,773)
Change in Class I Shares	—	—	1,199,960	(2,327,847)

Amounts designated as “—” are $0.00 or have been rounded to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS 9

HSBC OPPORTUNITY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover(c)
Class A Shares
Year Ended October 31, 2018	$11.24	$(0.10)	$0.82	$0.72	$—	$(1.26)	$(1.26)	$10.70	6.46%	$9,352	1.55%	(0.84)%	5.37%	77%
Year Ended October 31, 2017	9.94	(0.08)	2.68	2.60	—	(1.30)	(1.30)	11.24	29.00%	9,422	1.55%	(0.79)%	2.98%	80%
Year Ended October 31, 2016	10.34	(0.07)	(0.33)	(0.40)	—	—	—	9.94	(3.87)%	9,276	1.55%	(0.66)%	2.11%	96%
Year Ended October 31, 2015	12.83	(0.10)	(0.07)	(0.17)	—	(2.32)	(2.32)	10.34	(2.21)%	16,593	1.55%	(0.86)%	1.84%	63%
Year Ended October 31, 2014	12.78	(0.13)	1.53	1.40	—	(1.35)	(1.35)	12.83	11.57%	16,110	1.55%	(1.04)%	1.86%	66%
Class B Shares
Year Ended October 31, 2018	7.03	(0.11)	0.50	0.39	—	(1.26)	(1.26)	6.16	5.50%	17	2.30%	(1.57)%	6.14%	77%
Year Ended October 31, 2017	6.72	(0.10)	1.71	1.61	—	(1.30)	(1.30)	7.03	28.05%	44	2.30%	(1.52)%	3.73%	80%
Year Ended October 31, 2016	7.04	(0.09)	(0.23)	(0.32)	—	—	—	6.72	(4.55)%	75	2.30%	(1.41)%	2.86%	96%
Year Ended October 31, 2015	9.51	(0.13)	(0.02)	(0.15)	—	(2.32)	(2.32)	7.04	(2.90)%	178	2.30%	(1.61)%	2.60%	63%
Year Ended October 31, 2014	9.87	(0.16)	1.15	0.99	—	(1.35)	(1.35)	9.51	10.74%	334	2.30%	(1.74)%	2.60%	66%
Class C Shares
Year Ended October 31, 2018	7.38	(0.11)	0.52	0.41	—	(1.26)	(1.26)	6.53	5.52%	116	2.30%	(1.60)%	6.08%	77%
Year Ended October 31, 2017	6.99	(0.11)	1.80	1.69	—	(1.30)	(1.30)	7.38	28.11%	454	2.30%	(1.54)%	3.71%	80%
Year Ended October 31, 2016	7.32	(0.10)	(0.23)	(0.33)	—	—	—	6.99	(4.51)%	475	2.30%	(1.41)%	2.88%	96%
Year Ended October 31, 2015	9.80	(0.13)	(0.03)	(0.16)	—	(2.32)	(2.32)	7.32	(2.93)%	825	2.30%	(1.61)%	2.62%	63%
Year Ended October 31, 2014	10.14	(0.17)	1.18	1.01	—	(1.35)	(1.35)	9.80	10.64%	822	2.30%	(1.77)%	2.61%	66%

*

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio. Amounts designated as “—“ are $0.00 or have been rounded to $0.00.

(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)

Portfolio turnover rate is calculated on the basis of the Portfolio in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

10 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC OPPORTUNITY FUND (CLASS I)
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover(c)
Class I Shares
Year Ended October 31, 2018	$15.40	$(0.06)	$1.12	$1.06	$—	$(2.08)	$(2.08)	$14.38	6.96%	$136,640	1.10%	(0.40)%	1.39%	77%
Year Ended October 31, 2017	13.27	(0.05)	3.65	3.60	—	(1.47)	(1.47)	15.40	29.53%	127,861	1.10%	(0.34)%	1.12%	80%
Year Ended October 31, 2016	13.72	(0.02)	(0.43)	(0.45)	—	—	—	13.27	(3.28)%	141,061	1.03%	(0.15)%	1.03%	96%
Year Ended October 31, 2015	17.47	(0.05)	(0.08)	(0.13)	—	(3.62)	(3.62)	13.72	(1.69)%	219,846	0.99%	(0.30)%	0.99%	63%
Year Ended October 31, 2014	17.27	(0.08)	2.07	1.99	(0.04)	(1.75)	(1.79)	17.47	12.16%	205,237	1.00%	(0.49)%	1.00%	66%

*

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio. Amounts designated as “—“ are $0.00 or have been rounded to $0.00.

(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)

Portfolio turnover rate is calculated on the basis of the Portfolio in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.	HSBC FAMILY OF FUNDS 11

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018

1. Organization:

The HSBC Funds (the “Trust”), a Delaware statutory trust organized on March 2, 2016, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of October 31, 2018, the Trust is composed of 10 separate operational funds, each a series of the HSBC Family of Funds. The accompanying financial statements are presented for the following two funds (individually a “Fund”, collectively the “Funds”) of the Trust:

Fund	Short Name
HSBC Opportunity Fund	Opportunity Fund
HSBC Opportunity Fund (Class I)	Opportunity Fund (Class I)

The Funds are diversified funds. Financial statements for all other funds of the Trust are published separately.

Each Fund is a feeder fund in a master-feeder fund structure and seeks to achieve its investment objectives by investing all of its investable assets in the HSBC Opportunity Portfolio (the “Portfolio”), which is a diversified series of the Trust. The Portfolio operates as the master fund in a master-feeder arrangement in which the feeder funds invest all or part of their investable assets in the Portfolio. The Funds’ proportionate ownership of the Portfolio as of October 31, 2018 was as follows:

Proportionate
Ownership
Interest on
Fund	October 31, 2018 (%)
Opportunity Fund	6.5
Opportunity Fund (Class I)	93.5

The financial statements of the Portfolio, including the Schedule of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolio should be read in conjunction with the financial statements of the Funds.

The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Opportunity Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The Opportunity Fund (Class I) offers one class of shares: Class I Shares. Class A Shares of the Opportunity Fund have a maximum sales charge of 5.00% as a percentage of the offering price. Class B Shares of the Opportunity Fund are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Opportunity Fund are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Opportunity Fund (Class I). Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares. Class B Shares of the Opportunity Fund may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

Under the Trust’s organizational documents, the Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Trust believes the risk of loss to be remote.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

12 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018 (continued)

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

The Funds record investments to the Portfolio on a trade date basis. The Funds record daily their proportionate share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from the Portfolio. In addition, the Funds accrue their own expenses daily as incurred.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated among the applicable series within the Trust equally to each fund, in relation to their net assets, or another appropriate basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Distributions to Shareholders:

Dividends distributed to shareholders of the Funds from net investment income, if any, are declared and distributed semiannually.

The Funds’ net realized gains, if any, are declared and paid at least annually. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

Federal Income Taxes:

Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required for the Funds, although shareholders may be taxed on distributions they receive.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken. Management’s conclusions may be subject to future review based on changes in, or interpretation of, accounting standards or tax laws and regulations.

HSBC FAMILY OF FUNDS 13

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018 (continued)

3. Investment Valuation Summary

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Funds’ investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1—quoted prices in active markets for identical assets
●	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Funds record their investments in the Portfolio at fair value, which represents their proportionate ownership of the value of the Portfolios’ net assets. These investments are typically categorized as Level 2 in the fair value hierarchy. The underlying securities of the Portfolio are recorded at fair value, as discussed more fully in the Notes to Financial Statements of the Portfolio included elsewhere in this report.

As of October 31, 2018, all investments were categorized as Level 2 in the fair value hierarchy.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA), Inc. (“HSBC” or the “Investment Adviser”), a wholly-owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Portfolio pursuant to an Investment Advisory Contract. As Investment Adviser, HSBC manages the investments of the Portfolio and continuously reviews, supervises, and administers the Portfolios’ investments. The Funds are not directly charged any investment management fees.

Administration, Fund Accounting and Other Services:

HSBC also serves the Funds as Administrator. Under the terms of the Administration Services Agreement, HSBC receives from the Funds (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate (%)
Up to $10 billion	0.0400
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0265
In excess of $50 billion	0.0245

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trust. For the year ended October 31, 2018, the effective annualized rate was 0.038%, prior to any fee waivers or expense reimbursements, based on the average daily net assets of the Trust. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trust. For assets invested in the Portfolio by the Funds, the Portfolio pays half of the administration fee and the Funds pay half, for a combination of the total fee rate set forth above.

14 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018 (continued)

Pursuant to a Sub-Administration Services Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s Sub-Administrator. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth below:

Based on Average Daily Net Assets of	Fee Rate (%)
Up to $10 billion	0.0200
In excess of $10 billion but not exceeding $20 billion	0.0150
In excess of $20 billion but not exceeding $50 billion	0.0065
In excess of $50 billion	0.0045

Under a Services Agreement between the Trust and Citi (the “Services Agreement”), Citi makes an individual available to serve as the Trust’s Chief Compliance Officer (the “CCO”). Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the Services Agreement, the Trust paid Citi $313,915 for the year ended October 31, 2018, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

In addition, Citi provides fund accounting services for each Fund under the Services Agreement. As fund accountant, Citi receives an annual fee per Fund and share class, subject to certain minimums and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for regulatory administration services.

Distribution Arrangements:

Foreside Distribution Services, L.P. (“Foreside”) serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), Class C Shares (currently charging 0.75%) of the Opportunity Fund, respectively. For the year ended October 31, 2018, Foreside, as Distributor, also received $1,976 in commissions from sales of the Trust.

Shareholder Servicing:

The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Opportunity Fund. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed in the aggregate 0.50% annually of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

The Trust has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Funds will pay all or a portion of such fees earned to financial intermediaries for performing such services.

Transfer Agency:

On April 16, 2018, DST Asset Manager Solutions, Inc. (“DST”) (formerly, Boston Financial Data Services, Inc.) announced that SS&C Technologies completed its acquisition of DST Systems, Inc., the parent of DST. DST provides transfer agency services for each Fund. As transfer agent, DST receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, and reimbursement of certain expenses.

HSBC FAMILY OF FUNDS 15

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018 (continued)

Independent Trustees:

The Trust pays an annual retainer to each Independent Trustee, plus additional annual retainers to each Committee Chair and the Chairman of the Trust’s Board of Trustees (the “Board”). The Independent Trustees also receive a fee for each regular, special in-person, and telephonic meeting of the Board attended. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Trust and are presented in the Statements of Operations.

Other:

The Funds pay fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected on the Statements of Operations as “Administrative Services.”

Fee Reductions:

The Investment Adviser has agreed to contractually limit through March 1, 2019 the total annual expenses of the Funds, exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and estimated indirect expenses attributable to the Fund’s investments in investment companies. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Contractual Expense
Fund	Class	Limitations (%)
Opportunity Fund	A	1.65
Opportunity Fund	B	2.40
Opportunity Fund	C	2.40
Opportunity Fund (Class I)	I	1.10

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years calculated monthly from when the waiver or reimbursement is recorded to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2018, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2018, the repayments that may potentially be made by the Funds are as follows:

	Amount Eligible Through
Fund	2021 ($)	2020 ($)	2019 ($)	Total ($)
Opportunity Fund	390,697	131,244	62,736	584,677
Opportunity Fund (Class I)	414,357	28,269	—	442,626

The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be eliminated or changed at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi as Sub-Administrator are reported separately on the Statements of Operations, as applicable.

16 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018 (continued)

5. Affiliated Investment Transactions:

A summary of each Fund’s investment in the affiliated Portfolio for the year ended October 31, 2018 is as follows:

				Net	Change in
				Realized	Unrealized		Net
	Value			Gains/	Appreciation/	Value	Income/
	10/31/2017	Contributions	Withdrawals	(Losses)	Depreciation	10/31/2018	(Loss)
	($)	($)	($)	($)	($)	($)	($)
Opportunity Fund
Opportunity Portfolio	9,931,067	451,089	(1,616,328)	1,711,715	(934,014)	9,507,807	(35,722)
Total	9,931,067	451,089	(1,616,328)	1,711,715	(934,014)	9,507,807	(35,722)

Opportunity Fund (Class I)
Opportunity Portfolio	127,926,102	19,391,958	(19,577,275)	22,339,913	(12,911,260)	136,677,586	(491,852)
Total	127,926,102	19,391,958	(19,577,275)	22,339,913	(12,911,260)	136,677,586	(491,852)

6. Federal Income Tax Information:

At October 31, 2018, the cost basis of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Opportunity Fund	8,908,204	599,603	—	599,603
Opportunity Fund (Class I)	128,361,594	8,315,992	—	8,315,992
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

The tax character of distributions paid by the Funds for the tax year ended October 31, 2018, was as follows:

	Distributions paid from
				Total
	Ordinary	Net Long Term	Total Taxable	Distributions
	Income ($)	Capital Gains ($)	Distributions ($)	Paid ($)(1)
Opportunity Fund	468,858	657,833	1,126,691	1,126,691
Opportunity Fund (Class I)	8,359,597	9,280,015	17,639,612	17,639,612
____________________

(1)	Total distributions paid may differ from the amount reported in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

The tax character of distributions paid by the Funds for the tax year ended October 31, 2017, was as follows:

	Distributions paid from
			Total
	Net Long Term	Total Taxable	Distributions
	Capital Gains ($)	Distributions ($)	Paid ($)(1)
Opportunity Fund	1,220,662	1,220,662	1,220,662
Opportunity Fund (Class I)	14,495,106	14,495,106	14,495,106
____________________

(1)	Total distributions paid may differ from the amount reported in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

HSBC FAMILY OF FUNDS 17

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018 (continued)

As of the tax year ended October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

		Undistributed		Unrealized	Total
	Undistributed	Long Term		Appreciation/	Accumulated
	Ordinary	Capital	Accumulated	(Depreciation)	Earnings/
	Income ($)	Gains ($)	Earnings ($)	($)(1)	(Deficit) ($)
Opportunity Fund	214,513	1,365,435	1,579,948	599,603	2,179,551
Opportunity Fund (Class I)	3,258,490	17,935,433	21,193,923	8,315,992	29,509,915
____________________

(1)

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, and the return of capital adjustments from real estate investment trusts.

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the tax year ended October 31, 2018, the Funds had no deferred losses.

The amount and character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

On the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

	Accumulated Net
	Investment Income/
	(Distributions
	in Excess of Net	Accumulated
	Investment Income)	Net Realized	Paid-In
	($)*	Gains/(Losses) ($)*	Capital ($)
Opportunity Fund	90,660	(89,736)	(924)
Opportunity Fund (Class I)	574,665	(562,441)	(12,224)
____________________

*	These components of capital are presented together as “Total distributable earnings/(loss)” on the Statements of Assets and Liabilities.

The reclassification for the Funds primarily relate to net investment loss.

7. Significant Shareholders:

Shareholders, including other funds, individuals, and accounts, as well as each Fund’s investment manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with GAAP).

18 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018 (continued)

The following list includes the Funds which had individual shareholder accounts with ownership of voting securities greater than 10% of the total outstanding voting securities but less than 25% and/or accounts with ownership of voting securities greater than 25% of the total outstanding voting securities. Significant transactions by these shareholder accounts may negatively impact the Funds’ performance.

Number of shareholders
	with ownership of		Number of shareholders
	voting securities of the		with ownership of
	Portfolio greater than		voting securities of the	% owned in
	10% and less than 25%	% owned in	Portfolio greater than 25%	aggregate
	of the total Portfolio’s	aggregate	of the total Portfolio’s	by greater
	outstanding voting	by 10% - 25%	outstanding voting	than 25%
Fund	securities	shareholders	securities	shareholders
Opportunity Fund	—	—	1	71%
Opportunity Fund (Class I)	3	49%	1	27%

8. Investment Risks:

Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Funds’ performance. The Funds may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies; however, even if such hedging techniques are employed, there is no assurance that they will be successful.

Equity Securities Risk: The prices of equity securities fluctuate from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of equity securities may fluctuate drastically from day to day.

Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities. Foreign securities, including those of emerging and frontier market issuers, are subject to additional risks, including international trade, political and regulatory risks.

Market Risk: The value of the Funds’ investments may decline due to changing economic, political, social, regulatory or market conditions. Market risk may affect a single issuer, industry or sector of the economy or it may affect the economy as a whole. Moreover, the conditions in one country or geographic region could adversely affect the Funds’ investments in a different country or geographic region.

9. Recent Accounting Pronouncements:

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the Funds have early adopted ASU 2018-13 with the financial statements prepared as of October 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. The Funds’ adoption of these amendments, effective with the financial statements prepared as of October 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the October 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all

HSBC FAMILY OF FUNDS 19

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018 (continued)

distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the October 31, 2017 Statements of Changes in Net Assets appeared as follows:

	Opportunity Fund	Opportunity Fund (Class I)
	For the year ended	For the year ended
	October 31, 2017 ($)	October 31, 2017 ($)
Distributions:
Net Realized Gains:
Class A Shares	(1,128,826)	—
Class B Shares	(12,613)	—
Class C Shares	(79,223)	—
Class I Shares	—	(14,495,106)
Total	(1,220,662)	(14,495,106)

10. Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no adjustments or additional disclosures were required to the financial statements as of October 31, 2018.

20	HSBC FAMILY OF FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of HSBC Funds and Shareholders of HSBC Opportunity Fund and HSBC Opportunity Fund (Class I)

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of HSBC Opportunity Fund and HSBC Opportunity Fund (Class I) (two of the funds constituting HSBC Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the four years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements and financial highlights as of and for the year ended October 31, 2014 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 23, 2014 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

HSBC FAMILY OF FUNDS	21

Report of Independent Registered Public Accounting Firm (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the fund accounting agent for the HSBC Opportunity Portfolio, the master fund in which the Funds invest. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2018

We have served as the auditor of one or more investment companies in the HSBC Funds since 2015.

22	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Other Federal Income Tax Information—as of October 31, 2018 (Unaudited)

During the year ended October 31, 2018, the following Funds declared capital gain distributions:

	Short Term	Long Term
	Capital Gain	Capital Gain
	Distributions ($)	Distributions ($)
Opportunity Fund	468,858	657,833
Opportunity Fund (Class I)	8,359,597	9,280,015

For the year ended October 31, 2018, the following percentages of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders:

Dividends
Received
Deduction (%)
Opportunity Fund (Class I)	11.27%

For the year ended October 31, 2018, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2018 Form 1099-DIV:

Qualified
Dividend
Income %
Opportunity Fund (Class I)	11.81%

HSBC FAMILY OF FUNDS	23

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2018 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and /or shareholder servicing fees and other Fund expenses (including expenses allocated from the Portfolios). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/18	10/31/18	5/1/18 - 10/31/18	5/1/18 - 10/31/18
Opportunity Fund	Class A Shares	$1,000.00	$957.90	$7.65	1.55%
	Class B Shares	1,000.00	953.60	11.33	2.30%
	Class C Shares	1,000.00	953.30	11.32	2.30%
Opportunity Fund (Class I)	Class I Shares	1,000.00	960.60	5.44	1.10%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/18	10/31/18	5/1/18 - 10/31/18	5/1/18 - 10/31/18
Opportunity Fund	Class A Shares	$1,000.00	$1,017.39	$7.88	1.55%
	Class B Shares	1,000.00	1,013.61	11.67	2.30%
	Class C Shares	1,000.00	1,013.61	11.67	2.30%
Opportunity Fund (Class I)	Class I Shares	1,000.00	1,019.66	5.60	1.10%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

24	HSBC FAMILY OF FUNDS

Portfolio Reviews
Portfolio Composition*
October 31, 2018 (Unaudited)

HSBC Opportunity Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
IT Services	10.8
Software	8.6
Biotechnology	5.8
Hotels, Restaurants & Leisure	4.9
Capital Markets	4.8
Oil, Gas & Consumable Fuels	4.3
Semiconductors & Semiconductor Equipment	4.3
Pharmaceuticals	3.7
Aerospace & Defense	3.5
Life Sciences Tools & Services	3.5
Machinery	3.5
Road & Rail	3.4
Equity Real Estate Investment Trusts	3.2
Chemicals	3.0
Professional Services	2.9
Health Care Equipment & Supplies	2.8
Specialty Retail	2.6
Diversified Consumer Services	2.6
Insurance	2.6
Entertainment	2.6
Building Products	2.2
Thrifts & Mortgage Finance	2.0
Health Care Providers & Services	1.9
Containers & Packaging	1.8
Investment Companies	1.7
Electronic Equipment, Instruments &
Components	1.7
Media	1.4
Construction & Engineering	1.1
Banks	1.0
Communications Equipment	0.9
Construction Materials	0.8
Technology Hardware, Storage & Peripherals	0.1
Total	100.0
____________________

* Portfolio composition is subject to change.

HSBC FAMILY OF FUNDS	25

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2018

Common Stocks — 97.8%

	Shares	Value ($)
Aerospace & Defense — 3.5%
Teledyne Technologies, Inc. (a)	12,545	2,775,958
TransDigm Group, Inc. (a)	7,176	2,369,874
		5,145,832
Banks — 1.0%
East West BanCorp, Inc.	28,170	1,477,235
Biotechnology — 5.6%
Acceleron Pharma, Inc. (a)	45,060	2,287,695
Agios Pharmaceuticals, Inc. (a)	23,800	1,500,828
Alnylam Pharmaceuticals, Inc. (a)	18,960	1,524,953
Blueprint Medicines Corp. (a)	21,880	1,329,648
Sarepta Therapeutics, Inc. (a)	11,950	1,598,432
		8,241,556
Building Products — 2.2%
Lennox International, Inc.	15,275	3,221,345
Capital Markets — 4.8%
BGC Partners, Inc.	212,180	2,246,986
LPL Financial Holdings, Inc.	36,600	2,254,560
Raymond James Financial, Inc.	32,910	2,523,867
		7,025,413
Chemicals — 2.9%
Orion Engineered Carbons SA	80,010	2,065,058
W.R. Grace & Co.	34,535	2,237,523
		4,302,581
Communications Equipment — 0.9%
CommScope Holding Co., Inc. (a)	55,000	1,323,300
Construction & Engineering — 1.1%
MasTec, Inc. (a)	37,520	1,632,495
Construction Materials — 0.8%
Summit Materials, Inc., Class A (a)	88,501	1,194,764
Containers & Packaging — 1.8%
Avery Dennison Corp.	29,180	2,647,210
Diversified Consumer Services — 2.6%
Frontdoor, Inc. (a)	49,765	1,694,498
Servicemaster Global
Holdings, Inc. (a)	48,260	2,069,389
		3,763,887
Electronic Equipment, Instruments & Components — 1.7%
FLIR Systems, Inc.	53,560	2,480,364
Entertainment — 2.6%
Lions Gate Entertainment, Class B	80,710	1,435,831
Madison Square Garden Co.,
Class A (a)	8,343	2,307,841
		3,743,672
Equity Real Estate Investment Trusts — 3.1%
QTS Realty Trust, Inc.	55,000	2,107,600
Sun Communities, Inc.	24,810	2,492,661
		4,600,261
Health Care Equipment & Supplies — 2.8%
Haemonetics Corp. (a)	13,960	1,458,401
STERIS plc	24,375	2,664,431
		4,122,832
Health Care Providers & Services — 1.9%
Quest Diagnostics, Inc.	29,860	2,810,125
Hotels, Restaurants & Leisure — 4.9%
Jack in the Box, Inc.	33,230	2,622,844
Penn National Gaming, Inc. (a)	60,890	1,478,409
Vail Resorts, Inc.	12,290	3,088,722
		7,189,975
Insurance — 2.6%
Arthur J. Gallagher & Co.	50,610	3,745,646
IT Services — 10.8%
Black Knight, Inc. (a)	68,550	3,343,183
Gartner, Inc. (a)	14,990	2,211,325
Godaddy, Inc., Class A (a)	40,330	2,950,946
Total System Services, Inc.	45,340	4,132,740
Twilio, Inc. (a)	10,290	774,014
WEX INC (a)	12,610	2,218,856
		15,631,064
Life Sciences Tools & Services — 3.5%
BIO-RAD Laboratories, Inc.,
Class A (a)	9,000	2,455,650
Mettler-Toledo International, Inc. (a)	4,884	2,670,669
		5,126,319
Machinery — 3.5%
Crane Co.	31,750	2,763,520
Flowserve Corp.	51,230	2,351,457
		5,114,977
Media — 1.4%
Nexstar Media Group, Inc., Class A	26,980	2,020,532
Oil, Gas & Consumable Fuels — 4.3%
Diamondback Energy, Inc.	23,770	2,670,796
PBF Energy, Inc.	42,510	1,779,044
WPX Energy, Inc. (a)	116,290	1,865,292
		6,315,132
Pharmaceuticals — 3.8%
Catalent, Inc. (a)	23,850	962,109
Jazz Pharmaceuticals plc (a)	18,949	3,009,480
The Medicines Co. (a)	63,460	1,476,080
		5,447,669
Professional Services — 2.9%
CoStar Group, Inc. (a)	5,585	2,018,531
Transunion	33,260	2,186,845
		4,205,376
Road & Rail — 3.4%
J. B. Hunt Transportation
Services, Inc.	32,085	3,548,922
Old Dominion Freight Line, Inc.	10,340	1,348,543
		4,897,465

26	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Common Stocks, continued

	Shares	Value ($)
Semiconductors & Semiconductor Equipment — 4.2%
Marvell Technology Group, Ltd.	126,810	2,080,952
MKS Instruments, Inc.	21,330	1,571,808
On Semiconductor Corp. (a)	149,850	2,547,450
		6,200,210
Software — 8.5%
Envestnet, Inc. (a)	27,950	1,453,959
Fortinet, Inc. (a)	32,620	2,680,712
Guidewire Software, Inc. (a)	31,110	2,767,857
New Relic, Inc. (a)	8,020	715,785
RealPage, Inc. (a)	54,080	2,866,239
Splunk, Inc. (a)	18,555	1,852,531
		12,337,083
Specialty Retail — 2.6%
Burlington Stores, Inc. (a)	18,640	3,196,573
Floor & Decor Holdings, Inc.,
Class A (a)	25,210	644,872
		3,841,445
Technology Hardware, Storage & Peripherals — 0.1%
NCR Corp. (a)	7,290	195,737
Thrifts & Mortgage Finance — 2.0%
Essent Group, Ltd. (a)	74,680	2,943,886
TOTAL COMMON STOCKS
(COST $133,906,371)		142,945,388

Investment Company — 1.7%

Northern Institutional Government
Select Portfolio, Institutional Shares,
1.92% (b)	2,505,718	2,505,718
TOTAL INVESTMENT COMPANY
(Cost $2,505,718)		2,505,718
TOTAL INVESTMENTS
IN SECURITIES
(Cost $136,412,089) — 99.5%		145,451,106
Other Assets (Liabilities) — 0.5%		734,287
NET ASSETS — 100%		$146,185,393
____________________

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one day yield that was in effect on October 31, 2018.

See notes to financial statements.	HSBC FAMILY OF FUNDS	27

HSBC FAMILY OF FUNDS

Statement of Assets and Liabilities—as of October 31, 2018

HSBC
Opportunity
Portfolio
Assets:
Investment in securities, at value	$145,451,106
Dividends receivable	14,239
Receivable for investments sold	1,082,220
Prepaid expenses and other assets	2,180
Total Assets	146,549,745

Liabilities:
Payable for investments purchased	202,165
Accrued expenses and other liabilities:
Investment Management	32,595
Sub-Advisory	71,707
Administration	2,513
Accounting	5,913
Custodian	4,968
Printing	2,105
Professional	35,890
Trustee	4,500
Other	1,996
Total Liabilities	$364,352

Net Assets Applicable to investors’ beneficial interest	$146,185,393
Investments in securities, at cost	$136,412,089

28	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statement of Operations—For the year ended October 31, 2018

HSBC
Opportunity
Portfolio
Investment Income:
Dividends	$1,100,379
Foreign tax withholding	(12,230)
Total Investment Income	1,088,149

Expenses:
Investment Management Fees	387,585
Sub-Advisory Fees	852,690
Administration	30,127
Accounting	48,239
Compliance Services	28,431
Custodian	25,375
Printing	3,115
Professional	145,234
Trustee	72,225
Other	22,703
Total Expenses	1,615,724

Net Investment Income/(Loss)	$(527,575)

Net Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investment securities	24,051,438
Change in unrealized appreciation/depreciation on investment securities	(13,845,082)

Net realized/unrealized gains/(losses) on investments	10,206,356
Change in Net Assets Resulting from Operations	$9,678,781

See notes to financial statements.	HSBC FAMILY OF FUNDS	29

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	HSBC Opportunity Portfolio
	For the	For the
	year ended	year ended
	October 31, 2018	October 31, 2017
Investment Activities:
Operations:
Net investment income/(loss)	$(527,575)	$(209,643)
Net realized gains/(losses) from investments	24,051,438	21,092,686
Change in unrealized appreciation/depreciation on investments	(13,845,082)	16,915,512
Change in net assets resulting from operations	9,678,781	37,798,555
Proceeds from contributions	19,843,046	4,637,280
Value of withdrawals	(21,193,603)	(55,806,665)
Change in net assets resulting from transactions in investors’ beneficial interest	(1,350,557)	(51,169,385)
Change in net assets	8,328,224	(13,370,830)

Net Assets:
Beginning of period	137,857,169	151,227,999
End of period	$146,185,393	$137,857,169

30 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC OPPORTUNITY PORTFOLIO
Financial Highlights

		Ratios/Supplementary Data
				Ratio of Net
				Investment
			Ratio of Net	Income/
		Net Assets at	Expenses to	(Loss) to
	Total	End of Period	Average Net	Average Net	Portfolio
	Return	(000’s)	Assets	Assets	Turnover
HSBC OPPORTUNITY PORTFOLIO
Year Ended October 31, 2018	6.99%	$146,185	1.04%	(0.34)%	77%
Year Ended October 31, 2017	29.79%	137,857	0.91%	(0.15)%	80%
Year Ended October 31, 2016	(3.14)%	151,228	0.89%	(0.01)%	96%
Year Ended October 31, 2015	(1.57)%	237,595	0.88%	(0.19)%	63%
Year Ended October 31, 2014	12.26%	222,581	0.88%	(0.37)%	66%

See notes to financial statements.	HSBC FAMILY OF FUNDS 31

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018

1. Organization:

The HSBC Funds (the “Trust”), a Delaware statutory trust organized on March 2, 2016, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of October 31, 2018, the Trust is composed of 10 separate operational funds, each a series of the HSBC Family of Funds. The accompanying financial statements are presented for the HSBC Opportunity Portfolio (the “Portfolio”).

The Portfolio operates as a master fund in a master-feeder arrangement, in which the two feeder funds invest all or part of their investable assets in the Portfolio. The Agreement and Declaration of Trust permits the Board of Trustees (the “Board”) to issue an unlimited number of beneficial interests in the Portfolio.

The Portfolio is a diversified series of the Trust. Financial statements for all other funds of the Trust are published separately.

The following represents each feeder fund’s proportionate ownership interest in the Portfolio:

Proportionate
Ownership
Interest on
Feeder Fund	October 31, 2018 (%)
Opportunity Fund	6.5
Opportunity Fund (Class I)	93.5

Under the Trust’s organizational documents, the Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolio. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Trust believes the risk of loss to be remote.

The Portfolio is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Portfolio records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

32 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018 (continued)

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

The Portfolio makes an allocation of its investment income, expenses and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio on the date of such accrual or gain/loss.

Restricted Securities and Illiquid Securities:

The Portfolio may invest in restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board. Therefore, not all restricted securities are considered illiquid. To the extent that the Portfolio purchases securities that are restricted as to resale or for which current market quotations are not available, such securities will be valued based upon all relevant factors as outlined in SEC Financial Reporting Release No. 1. Disposal of restricted securities may involve time consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Portfolio.

Allocations:

Expenses directly attributable to the Portfolio are charged to the Portfolio. Expenses not directly attributable to the Portfolio are allocated among the applicable series within the Trust equally to each fund, in relation to their net assets, or another appropriate basis.

Federal Income Taxes:

The Portfolio is treated as a partnership for U.S. federal income tax purposes. Accordingly, the Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. federal income tax. As such, feeder funds are allocated for tax purposes their respective share of the Portfolio’s ordinary income and realized gains or losses. It is intended that the Portfolio will continue to be managed in such a way that its feeder funds will be able to satisfy the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies.

Management of the Portfolio has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken. Management’s conclusions may be subject to future review based on changes in, or interpretation of, accounting standards or tax laws and regulations.

HSBC FAMILY OF FUNDS 33

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018 (continued)

3. Investment Valuation Summary

The valuation techniques employed by the Portfolio, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Portfolio’s investments are summarized in the three broad levels listed below:

●	Level 1—quoted prices in active markets for identical assets

●	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

●	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Exchange traded domestic equity securities are valued at the last sale price on a national securities exchange (except the NASDAQ Stock Market), or in the absence of recorded sales, at the readily available closing bid price on such exchanges. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price on the date of valuation. Domestic equity securities that are not traded on an exchange are valued at the quoted bid price in the over-the-counter market. These securities are typically categorized as Level 1 in the fair value hierarchy.

Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Investments in other mutual funds are valued at their net asset values (“NAVs”), as reported by such mutual funds and are typically categorized as Level 1 in the fair value hierarchy.

Securities or other assets for which market quotations or an independent pricing service evaluation are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by the Portfolio include governmental actions, natural disasters, and armed conflicts. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

As of October 31, 2018, all investments were categorized as Level 1 in the fair value hierarchy. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments.

34 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018 (continued)

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA), Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Portfolio. As Investment Adviser, HSBC manages the investments of the Portfolio and continuously reviews, supervises, and administers the Portfolio’s investments pursuant to an Investment Advisory Contract. Westfield Capital Management Company, L.P. (“Westfield”) serves as subadviser for the Portfolio and is paid for its services directly by the Portfolio.

For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Portfolio’s average daily net assets. Currently, the Investment Adviser’s contractual fee is 0.25% and Westfield’s contractual fee is 0.55%.

Administration, Fund Accounting and Other Services:

HSBC also serves the Portfolio as Administrator. Under the terms of the Administration Services Agreement, HSBC receives from the Portfolio (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate (%)
Up to $10 billion	0.0400
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0265
In excess of $50 billion	0.0245

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trust, however, the assets of the funds of the HSBC Funds that invest in the Portfolio are not double-counted. For the year ended October 31, 2018, the effective annualized rate was 0.038%, prior to any fee waivers or expense reimbursements, based on the average daily net assets of the Trust. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trust. For assets invested in the Portfolio by the HSBC Funds, the Portfolio pays half of the administration fee and the feeder funds pay half of the administration fee, for a combination of the total fee rate set forth above.

Pursuant to a Sub-Administration Services Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s Sub-Administrator. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth below:

Based on Average Daily Net Assets of	Fee Rate (%)
Up to $10 billion	0.0200
In excess of $10 billion but not exceeding $20 billion	0.0150
In excess of $20 billion but not exceeding $50 billion	0.0065
In excess of $50 billion	0.0045

Under a Services Agreement between the Trust and Citi (the “Services Agreement”), Citi makes an individual available to serve as the Trust’s Chief Compliance Officer (the “CCO”). Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the Services Agreement, the Trust paid Citi $313,915 for the year ended October 31, 2018, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by the Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

In addition, Citi provides fund accounting services for the Portfolio under the Services Agreement. For its services to the Portfolio, Citi receives an annual fee per portfolio, subject to certain minimums and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for regulatory administration services.

HSBC FAMILY OF FUNDS 35

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018 (continued)

Independent Trustees:

The Trust pays an annual retainer to each Independent Trustee, plus additional annual retainers to each Committee Chair and the Chairman of the Board. The Independent Trustees also receive a fee for each regular, special in-person, and telephonic meeting of the Board attended. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Trust and are presented in the Statements of Operations.

Other:

The Portfolio may purchase securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser. For the year ended October 31, 2018, the Portfolio did not purchase any such securities.

The Adviser and its affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Portfolio invest.

5. Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2018 were as follows:

	Purchases ($)	Sales ($)
Opportunity Portfolio	116,001,916	121,590,304

6. Federal Income Tax Information:

At October 31, 2018, the cost basis of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Opportunity Portfolio	136,809,683	18,600,863	(9,959,440)	8,641,423
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7. Investment Risks:

Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Portfolio’s performance. The Portfolio may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies; however, even if such hedging techniques are employed, there is no assurance that they will be successful.

Equity Securities Risk: The prices of equity securities fluctuate from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of equity securities may fluctuate drastically from day to day.

Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities. Foreign securities, including those of emerging and frontier market issuers, are subject to additional risks, including international trade, political and regulatory risks.

Market Risk: The value of the Portfolio’s investments may decline due to changing economic, political, social, regulatory or market conditions. Market risk may affect a single issuer, industry or sector of the economy or it may affect the economy as a whole. Moreover, the conditions in one country or geographic region could adversely affect the Portfolio’s investments in a different country or geographic region.

36 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018 (continued)

8. Recent Accounting Pronouncements:

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the Portfolio has early adopted ASU 2018-13 with the financial statements prepared as of October 31, 2018.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. The Portfolio’s adoption of these amendments, effective with the financial statements prepared as of October 31, 2018 had no effect on the Portfolio’s net assets or results of operations.

9. Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no adjustments or additional disclosures were required to the financial statements as of October 31, 2018.

HSBC FAMILY OF FUNDS 37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of HSBC Funds and Shareholders of
HSBC Opportunity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of HSBC Opportunity Portfolio (one of the funds constituting HSBC Funds, hereafter referred to as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the four years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements and financial highlights as of and for the year ended October 31, 2014 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 23, 2014 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

38 HSBC FAMILY OF FUNDS

Report of Independent Registered Public Accounting Firm (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2018

We have served as the auditor of one or more investment companies in the HSBC Funds since 2015.

HSBC FAMILY OF FUNDS 39

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2018 (Unaudited)

As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/18	10/31/18	5/1/18 - 10/31/18	5/1/18 - 10/31/18
Opportunity Portfolio	$1,000.00	$960.70	$5.24	1.06%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/18	10/31/18	5/1/18 - 10/31/18	5/1/18 - 10/31/18
Opportunity Portfolio	$1,000.00	$1,019.86	$5.40	1.06%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

40	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name,	Held with	and Length of	Principal Occupation(s)	Overseen By	Held by Trustee
Address, Age	Funds	Time Served	During Past 5 Years	Trustee*	During Past 5 Years
NON-INTERESTED TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 63	Trustee	Indefinite; 2008 to present	Private Investor (1999 – present)	10	None

SUSAN C. GAUSE P.O. Box 182845 Columbus, OH 43218-3035 Age: 66	Trustee	Indefinite; 2013 to present	Private Investor (2003 - present)	10	Metropolitan Series Fund (2012 – present); and Met Investors Series Trust (2008 – present)

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 64	Trustee	Indefinite; 2008 to present	Private Investor (2000 - present)	10	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 72	Trustee and Chairman	Indefinite; 2005 to present	Private Investor (2003 - present)	10

Ellington Residential
Mortgage REIT (NYSE
listed real estate
investment trust)
(2013 – present);
Ellington Financial LLC
(NYSE listed financial
services company)
(2007 – present); and
Overseas Shipholding
Group (OSG)
(NYSE listed company)
(2005 – 2014)

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 55	Trustee	Indefinite; 2011 to present	Director and Chief Executive Officer, HSBC Global Asset Management (USA) Inc. (2011 - present)	10	None
____________________

*	Includes all series of the HSBC Funds.

HSBC FAMILY OF FUNDS	41

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited) (continued)

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name, Address, Age	Funds	Length of Time Served	During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 60	President	One year; 2004 to present	Senior Vice President, HSBC Global Asset Management (USA) Inc. (1998 - present)

JAMES D. LEVY 452 Fifth Avenue New York, NY 10018 Age: 55	Vice President	One year; 2014 to present	Vice President, Product Management, HSBC Global Asset Management (USA) Inc. (2014 – present); Vice President, Mutual Funds Product Development, GE Asset Management Inc. (2007 – 2014)

ALLAN SHAER* Prudential Center 800 Boylston Street, 24th Floor Boston, MA 02199 Age: 53	Treasurer	One year; 2017 to present	Senior Vice President, Citi Investor Services (2016 - present); Vice President, Mutual Fund Administration, JP Morgan Chase (2011 - 2016)

IOANNIS TZOUGANATOS* Prudential Center 800 Boylston Street, 24th Floor Boston, MA 02199 Age: 42	Secretary	One Year; 2015 to present	Vice President, Regulatory Administration, Citi Fund Services (2008 - present)

CHARLES BOOTH* 4400 Easton Commons, Suite 200 Columbus, OH 43219-3035 Age: 58	Chief Compliance Officer	One year; 2015 to present	Director and Compliance Officer, CCO Services, Citi Fund Services (1988 - present)
____________________

*	Mr. Shaer, Mr. Tzouganatos, and Mr. Booth also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

42	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Other Information (Unaudited)

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC FAMILY OF FUNDS	43

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISER

HSBC Opportunity Portfolio
Westfield Capital Management Company, L.P.
One Financial Center
Boston, MA 02111

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 8106
Boston, MA 02266-8106
1-800-782-8183

TRANSFER AGENT

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

DISTRIBUTOR

Foreside Distribution Services, L.P.
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-AR-RTL-1218	12/18

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Annual Report
October 31, 2018

GLOBAL FUNDS	Class A	Class I
HSBC Emerging Markets Debt Fund	HCGAX	HCGIX
HSBC Frontier Markets Fund	HSFAX	HSFIX
HSBC Asia ex-Japan Smaller Companies Equity Fund	HAJAX	HAJIX
HSBC Global High Yield Bond Fund	HBYAX	HBYIX
HSBC Global High Income Bond Fund	HBIAX	HBIIX

HSBC Family of Funds
Annual Report - October 31, 2018

Glossary of Terms	2
Commentary From the Investment Manager	3
Portfolio Reviews	4
Portfolio Composition	14

Schedules of Portfolio Investments
HSBC Emerging Markets Debt Fund	16
HSBC Frontier Markets Fund	25
HSBC Asia ex-Japan Smaller Companies Equity Fund	27
HSBC Global High Yield Bond Fund	30
HSBC Global High Income Bond Fund	40
Statements of Assets and Liabilities	53
Statements of Operations	57
Statements of Changes in Net Assets	59
Financial Highlights	65
Notes to Financial Statements	70
Report of Independent Registered Public Accounting Firm	96
Other Federal Income Tax Information	98
Table of Shareholder Expenses	99
Board of Trustees and Officers	101
Other Information	103

Glossary of Terms

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole, beta is used in the capital asset pricing model, which calculates the expected return of an asset based on its beta and expected market returns.

Bloomberg Barclays Global Aggregate Bond Index is a measure of global investment-grade debt from 24 local currency markets, which include treasury, government-related, corporate, and securitized fixed-rate bonds from both developed and emerging markets issuers.

Emerging Markets Debt Composite Index is a blended index comprised of J.P. Morgan Emerging Markets Bond Index Global (50%) and J.P. Morgan Government Bond Index–Emerging Markets Global Diversified (50%).

Gross Domestic Product (“GDP”) is the value of goods and services produced in a given country in a given year.

ICE BofA Merrill Lynch BB-B Global High Yield Constrained Index tracks the performance of the United States Dollar, Canadian Dollar, British Pound, and Euro denominated below investment-grade corporate debt publicly issued in the major domestic or Eurobond markets.

J.P. Morgan Emerging Markets Bond Index Global tracks returns for USD-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds, and local market instruments.

J.P. Morgan Government Bond Index-Emerging Markets Global Diversified is a comprehensive global emerging markets fixed income index that consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

MSCI All Country Asia ex Japan Small Cap Index is a free float-adjusted market capitalization-weighted small call index of the stock markets of two developed markets countries: Hong Kong and Singapore, and nine emerging markets countries: China, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Taiwan and Thailand.

MSCI Europe Australasia and Far East (“MSCI EAFE”) Index captures the large- and mid-cap representation across the following developed markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

MSCI Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. The index consists of 29 frontier markets country indices.

MSCI Select Frontier and Emerging Markets Capped Index is a version of the MSCI Frontier Index (capped), which also includes raises the initial cap of the 6 crossover countries to 30% and includes Qatar and United Arab Emirates.

Standard & Poor’s 500 (“S&P 500”) Index is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities.

Securities indices are unmanaged and assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2 HSBC FAMILY OF FUNDS

Commentary From the Investment Manager (Unaudited)
HSBC Global Asset Management (USA) Inc.

Global Economic Review
The global economy transitioned away from a period of synchronized growth during the 12-month period from November 1, 2017, through October 31, 2018, and entered a period characterized by divergence and diversity. While both developed and emerging markets economies were lifted up by broad economic expansion throughout 2017, growth was much less consistent in 2018 amid concerns surrounding inflation, trade policy, monetary policy and country-specific issues. Some economies and sectors were affected much more negatively than others and experienced higher levels of volatility in their financial markets. This divergence and volatility weighed on investor sentiment, leading to a shift away from risk assets that resulted in losses for international equities and more modest returns for U.S. equities. Despite this mixed picture, fundamentals of the global economy appeared relatively strong throughout the period, and corporate profits remained robust.

During the first several months of the period economic data generally showed low inflation, healthy corporate fundamentals and strong activity in manufacturing and global trade. In the U.S., regulatory rollbacks, positive earnings growth and the passage of business-friendly tax reform stirred optimism among investors, eventually driving stocks to record highs in a January rally.

The less-consistent macroeconomic environment that came to define the period emerged in February, as stocks took a sharp dive and became more volatile. First, U.S. economic data showed prices rising faster than expected, signaling a period of low inflation was ending, second, the outcome of tumultuous trade diplomacy between the U.S. and several key trading partners became increasingly unpredictable and concerning. Third, economic data began to show slowing growth in some regions, particularly Europe and Japan. Fourth, signs of slowing growth and rising inflation helped strengthen the U.S. dollar against other currencies, producing headwinds for emerging markets.

The impact of rising interest rates rippled through the global economy during the period and contributed to a weaker appetite for risk assets such as equities. The U.S. Federal Reserve (the Fed) increased its federal funds rate four times during the 12-month period, lifting it by a total of 100 basis points (1.00%). The Fed signaled that it would continue its campaign of gradually raising interest rates as long as the U.S. economy continues to show broad strength. The theme of divergence also played out globally in terms of monetary policy. Unlike the Fed, central banks in some other developed economies pursued looser monetary policy.

Economic data continued to indicate that the U.S economy was on sound footing. Gross domestic product1 (GDP) growth peaked during the period under review at a rate of 4.2% during the second quarter of 2018 after growing 2.3% during the fourth quarter of 2017 and 2.2% during the first quarter of 2018. GDP grew at a rate of 3.5% during the third quarter of 2018, according to preliminary estimates. The tax reform legislation passed by Congress late in 2017 provided a tailwind for businesses, boosting corporate profits and helping to offset pressures caused by rising wages and a tight labor market. Data showed that industrial production picked up and activity in the services sector increased. A new trade deal between the U.S., Mexico and Canada removed some of the uncertainty surrounding President Trump’s trade policy.

The unemployment rate was 3.7%—its lowest level since 1969—at the close of the period under review. The continuing strength of the labor market helped boost consumer confidence and consumer spending. The housing market presented a more mixed picture than other aspects of the economy, as declining home sales and housing permits suggested emerging weaknesses.

China’s economy continued to be weakened by an industrial slowdown and its increasing reliance on consumption as a driver of economic growth. Amid this difficult long-term transition, China faced during the period the additional challenge of steeply rising trade barriers with the U.S. As part of a broader tightening of trade policy, President Donald Trump ratcheted up pressure on China by threatening tariffs on virtually all Chinese exports to the U.S. The escalating rhetoric and faltering diplomacy between China and U.S. sent ripple effects through global markets. The yuan devalued significantly during the period, making Chinese goods more competitive on global markets. But in a notable change the Chinese government suggested it would prevent its currency from devaluing further.

China’s troubles spilled over into other emerging markets, especially those in Asia and in other regions heavily dependent on demand from Chinese industries. Other factors stalling the momentum of emerging market growth were rising U.S. interest rates and higher oil prices.

Argentina had a very volatile year as its currency depreciated more than 50% during 2018. The decline forced the country to reach out to the International Monetary Fund for financial support and triggered a recession in the country.

Eurozone economies experienced the most severe slowdown among developed economies during the period. Increasing trade tensions between Europe and the U.S. further weighed on the outlook of the region. Unsuccessful negotiations over the United Kingdom’s exit from the Eurozone (commonly referred to as Brexit) continued to sow uncertainty and led to a steep decline in the value of the British pound. Brexit has resulted in volatility in European and global markets and could have significant negative impacts on financial markets in the United Kingdom and throughout Europe. The extent of the impact of Brexit in the United Kingdom and in global markets as well as any associated adverse consequences remain unclear. Economic growth in Japan also slowed significantly amid lower private consumption and weak export demand. Data suggested that both wages and inflation in Japan may be ticking upwards, however, and the labor market improved.

Prices of many key commodities such as soybeans and silver slumped during much of the period under review, partly as a result of rising trade tensions between the U.S. and its key economic partners. Crude oil prices hit four-year highs late in the period, driven up in part by expectations that U.S. sanctions on Iran would curb the nation’s oil exports. However, oil prices began to fall sharply during the final weeks of the period.

Market review
Global equity markets delivered mixed results during the period. Stocks performed very well during the first three months. But, by February of 2018, concerns of an impending economic slowdown began to weigh on investors and fueled an uptick in volatility. Still, equities in many economies and sectors zig-zagged upward until October, when much of the period’s earlier gains were lost during a sharp sell-off.

U.S. stocks ended the period with modest gains, even after entering into correction territory in October. The S&P 500 Index1 of large-capitalization U.S. stocks returned 7.35%. Equities in other developed economies showed losses during the 12 months under review, while emerging markets equities suffered even greater losses amid concerns about U.S. trade protectionism and a strengthening U.S. dollar. The MSCI Frontier Markets Index1 returned -11.84% during the period, compared to a -6.39% return for the MSCI EAFE Index1 of developed market international stocks.

Global fixed income markets lost ground amid rising interest rates. Investors saw the onset of full employment and rising inflation in Germany and the U.S., nations that have a major impact on bond markets, as an indication that further increases in interest rates were on the horizon. Yields on U.S. government debt rose during the period. The U.S. Treasury curve flattened and global high-yield and investment- grade credit spreads widened. Emerging market debt performed especially poorly during the period, amid shrinking demand and growing supply. The Bloomberg Barclays Global Aggregate Bond Index1, which tracks investment grade debt in 24 local currency markets, returned -2.05% during the period, while the JP Morgan Emerging Markets Bond Index Global1 returned -5.27%.

1     For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS 3

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Debt Fund
(Class A Shares and Class I Shares)

by Nishant Upadhyay, Senior Vice President, Head of Emerging Markets Debt Portfolio Management
Zeke Diwan, Senior Vice President/Senior Portfolio Manager
Billy Lang, Vice President/Portfolio Manager

The HSBC Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in fixed income instruments of issuers that economically are tied to emerging markets. The Fund will invest in instruments issued by foreign governments, government agencies and corporations. The Fund generally invests in both U.S. dollar denominated instruments as well as emerging market local currency denominated instruments.

Investment Concerns

There is no assurance that a portfolio will achieve its investment objective or will work under all market conditions. The value of investments may go down as well as up and you may not get back the amount originally invested. Portfolios may be subject to certain additional risks, which should be considered carefully along with their investment objectives and fees. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging markets countries are greater than the risks generally associated with foreign investments. Fixed income securities are subject to credit and interest rate risk. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. In a declining interest rate environment, the portfolio may generate less income. In a rising interest rate environment, bond prices may fall. Investments in high-yield securities are often considered speculative investments and have significantly higher credit risk than investment-grade securities. The prices of high-yield securities, which may be less liquid than higher-rated securities, may be more vulnerable to adverse market, economic or political conditions. Non-diversified funds focus investments in a small number of issuers, industries, foreign currencies or particular countries or regions, which increase the risks associated with a single economic, political, or regulatory occurrence. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2018, the Fund returned -7.51% (without sales charge) for the Class A Shares and -7.14% for the Class I Shares. That compared to a -5.85% total return for the Fund’s benchmark, the Emerging Markets Debt Composite Index1, and a -5.27% and -6.58%total return for the J.P. Morgan Emerging Markets Bond Index Global1 and the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified1, respectively, for the same period.

Portfolio Performance

Emerging markets (EM) debt struggled during most of the 12-month period. Rising U.S. Treasury yields, sluggish ex-U.S. developed market growth and global trade tensions fueled higher market volatility. In particular, markets in twin deficit EM countries that have a fiscal deficit and current account deficit, such as Turkey and Argentina, suffered from a strengthening U.S. dollar and weakening investor demand. Argentina also experienced a sharp decline in its currency during 2018, which forced the country to raise interest rates multiple times and ultimately required it to reach out to the International Monetary Fund for financial support. The sharp decline in the value of its currency triggered a recession in the country. EM debt also faced a challenging technical environment. Increased bond supply and mutual fund outflows depressed prices and helped create wider spreads on EM debt assets as investors demanded higher yields.

The Fund underperformed its blended benchmark for the period. Overweight allocations to Argentina and Turkey detracted significantly as they experienced significant sell-offs due to rising inflation, rising oil prices and a strengthening U.S. dollar. Within EM hard currency holdings, underweight allocations to high-quality, low-beta1 investment-grade countries, such as China, Malaysia, Hungary and Poland, also weighed on relative performance.†

Within EM local debt, the Fund’s net long EM currency position hurt returns in part because of the strengthening U.S. dollar. The overweight allocation to the Russian ruble hurt returns as geopolitical tensions weighed on investor sentiment. Among EM local debt assets, the largest contribution came from a tactical overweight exposure to Mexican local rates. An overweight allocation to the Chilean peso also boosted relative results.†

The Fund benefited from security selection in its high-yield hard currency exposure. Security selection in Egypt, Nigeria, Angola and Sri Lanka added to relative results, as new bond issues in these countries were very well subscribed.†

The Fund benefited from the use of derivatives such as futures, forward foreign exchange contracts and, in particular, the portfolio’s credit default swap overlay, which generated outperformance as spread levels rose through most of 2018.†

†     Portfolio composition is subject to change.
1     For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

4 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Debt Fund

The charts above represent a historical since inception performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

			Average Annual		Expense
Fund Performance			Total Return (%)		Ratio (%)[2]
	Inception	1	5	Since
As of October 31, 2018*	Date	Year	Year	Inception	Gross	Net
HSBC Emerging Markets Debt Fund Class A1	4/7/11	-11.94	1.17	3.15	2.04	0.85
HSBC Emerging Markets Debt Fund Class I	4/7/11	-7.14	2.52	4.18	1.69	0.50
Emerging Markets Debt Composite Index[3]	—	-5.85	0.53	1.87	N/A	N/A
J.P. Morgan Emerging Markets Bond Index Global[3]	—	-5.27	3.61	4.90	N/A	N/A
J.P. Morgan Government Bond Index–Emerging
Markets Global Diversified[3]	—	-6.58	-2.59	-1.21	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers and/or expense reimbursements are in effect for the Fund through March 1, 2019.

*	Prior to April 7, 2017, the Fund’s investments were primarily comprised of U.S. dollar denominated instruments issued by foreign governments and corporations. Accordingly, performance information prior to that date reflects the Fund’s former investment strategies, and future performance will vary.
1	Reflects the maximum sales charge of 4.75%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2018. HSBC Global Asset Management (USA) Inc., the Adviser, has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 0.85% and 0.50% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2019. Additional information pertaining to the October 31, 2018 expense ratios can be found in the financial highlights.
3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the Emerging Markets Debt Composite Index, which is a blend of J.P. Morgan Emerging Markets Bond Index Global (50%) and J.P. Morgan Government Bond Index–Emerging Markets Global Diversified (50%). The J.P. Morgan Emerging Markets Bond Index Global tracks returns for USD-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds, and local market instruments. The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified is a comprehensive global emerging markets fixed income index that consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The performance of the indexes does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       5

Portfolio Reviews (Unaudited)
HSBC Frontier Markets Fund
(Class A Shares and Class I Shares)

by Ramzi Sidani, Lead/Senior Portfolio Manager

The HSBC Frontier Markets Fund (the “Fund”) seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in issuers located in “frontier market countries.” The term “frontier market countries” encompasses those countries that are at an earlier stage of economic, political, or financial development, even by emerging markets standards.

Investment Concerns

There is no assurance that a portfolio will achieve its investment objective or will work under all market conditions. The value of investments may go down as well as up and you may not get back the amount originally invested. Portfolios may be subject to certain additional risks, which should be considered carefully along with their investment objectives and fees. Equity investments fluctuate in value based on changes to an individual company’s financial condition and overall market conditions. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging markets countries are greater than the risks generally associated with foreign investments. Investing in smaller companies is more risky and volatile than investing in larger companies. Frontier markets countries generally have smaller economies and even less developed capital markets or legal and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The Fund will invest more than 25% of its total assets in securities issued by companies in the financial services group of industries. Accordingly, the Fund will be more susceptible to developments that affect such industries than other funds that do not concentrate their investments. Exposure to commodities markets, including investments in companies in commodity-related industries, may subject the Fund to greater volatility than investments in traditional securities. Overall market movements and factors specific to a particular industry or commodity may affect the value of commodity-related investments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Funds’ original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2018, the Fund returned -19.02% (without sales charge) for the Class A Shares and -18.72% for the Class I Shares. That compared to a -4.44% and -11.84% total return for the Fund’s benchmarks, the MSCI Select Frontier and Emerging Markets Capped Index1 and the MSCI Frontier Markets Index1, respectively, for the same period.

Portfolio Performance

Frontier markets (FM) pulled back relative to the previous 12-month period. Argentina was responsible for most of the Fund’s negative absolute returns during the period. The country, which was one of the best-performing markets in 2017, declined more than 50% from the start of 2018 through the end of the period, driven by a weakening in the peso. This forced the Argentinian Central Bank to raise interest rates multiple times unexpectedly and required the government to ask the International Monetary Fund for financial support. Currencies of many other FM and emerging markets declined versus the U.S. dollar during the period. This had a negative absolute impact on Fund performance as measured in U.S. dollars. Strength in the U.S. dollar also spurred expectations of additional foreign currency weakness across FM and subsequent negative impacts on earnings.†

In this environment, the Fund underperformed its reference indices for the period. The Fund suffered from its overweight exposure to Argentina relative to the MSCI Select Frontier and Emerging Markets Capped Index1. An underweight exposure to Qatar also weighed on relative results. It was one of the best-performing markets in 2018 as the largest component in Qatar index rallied after raising its foreign ownership limit, which resulted in significant flows that pushed share prices higher.†

The Fund’s underweight allocation to Croatia and overweight exposures to Kazakhstan and Kuwait helped offset some of those losses. Kuwait delivered strong performance in 2018 following a positive announcement from the MSCI that the market could be upgraded to emerging market status by 2019.†

Stock selection also weighed on relative returns, particularly the Fund’s holdings of two Argentinian banks that underperformed during the period. Although the Fund’s overall stock selection detracted, a few key positive contributors helped offset some of those effects. In particular, a Kuwait-based education service company and an off-benchmark leisure and tourism company based in Cambodia added to relative results.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Frontier Markets Fund

The charts above represent a historical since inception performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

			Average Annual		Expense
Fund Performance			Total Return (%)		Ratio (%)[2]
	Inception			Since
As of October 31, 2018	Date	1 Year	5 Year	Inception	Gross	Net
HSBC Frontier Markets Fund Class A1	9/6/11	-23.06	-0.12	4.26	3.89	1.85
HSBC Frontier Markets Fund Class I	9/6/11	-18.72	1.26	5.37	3.54	1.50
MSCI Frontier Markets Index[3]	—	-11.84	2.02	4.71	N/A	N/A
MSCI Select Frontier and Emerging Markets Capped Index[3]	—	-4.44	1.86	4.60	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers and/or expense reimbursements are in effect for the Fund through March 1, 2020.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2018, as supplemented to date. HSBC Global Asset Management (USA) Inc., the Adviser, has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.85% and 1.50% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2020. Additional information pertaining to the October 31, 2018 expense ratios can be found in the financial highlights.
3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the MSCI Frontier Markets Index and the MSCI Select Frontier and Emerging Markets Capped Index. The MSCI Frontier Markets Index is a free float-adjusted market capitalization index that captures large- and mid-cap representation across 29 Frontier Markets. The MSCI Select Frontier and Emerging Markets Index is a version of the MSCI Frontier Emerging Markets Index (capped) that raises the initial cap of the 6 “cross-over” countries to 30% and includes Qatar and UAE. The indexes are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       7

Portfolio Reviews (Unaudited)
HSBC Asia ex-Japan Smaller Companies Equity Fund
(Class A Shares and Class I Shares)

by Elina Fung, Investment Director of Equities/Lead Portfolio Manager
Alex Kwan, Associate Director of Asia Pacific Equities/Co-Portfolio Manager

The HSBC Asia ex-Japan Smaller Companies Equity Fund (the “Fund”) seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity of, and equity-related instruments related to, smaller companies that are economically tied to Asia (excluding Japan).

Investment Concerns

There is no assurance that a portfolio will achieve its investment objective or will work under all market conditions. The value of investments may go down as well as up and you may not get back the amount originally invested. Portfolios may be subject to certain additional risks, which should be considered carefully along with their investment objectives and fees. Equity investments fluctuate in value based on changes to an individual company’s financial condition and overall market conditions. The Fund’s performance is expected to be closely tied to the social, political, economic, and regulatory developments within Asia and to be more volatile than the performance of a more geographically diversified mutual fund. Moreover, the economies of countries in Asia, including China, differ from the U.S. economy in several ways, including the rate of growth, reliance on a small number of industries or natural resources, rates of inflation, capital reinvestment, and balance of payments position. As export-driven economies, the economies of these countries are affected by developments in the economies of their principal trading partners, including the U.S. Furthermore, flooding, monsoons, and other natural disasters also can significantly affect the value of investments. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments. Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Fund’s performance. Investing in smaller companies is more risky and volatile than investing in large companies. Because the Fund invests in a single region, its shares do not represent a complete investment program and are subject to greater risk of loss as a result of adverse economic business or other developments affecting that region. As a geographically concentrated fund, the value of the shares may fluctuate more than shares invested in a broader range of industries and companies because of concentration in a specific region. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2018, the Fund returned -23.23% (without sales charge) for the Class A Shares, -22.89% for the Class I Shares. That compared to a -17.99% total return for the Fund’s benchmark, the MSCI All Country Asia ex Japan Small Cap Index1, for the same period.

Portfolio Performance

Asian equity markets posted poor returns for the period under review. The decline began in earnest in February due to concerns over higher inflation and interest rate hikes by the U.S. Federal Reserve. Market sentiment in India was particularly weak after the introduction of a long-term capital gains tax on equities and a fraud case involving the Punjab National Bank. Markets slumped further in March following the announcement of billions of dollars of U.S. tariffs on imported goods from China and continued falling through the second and third quarters amid escalating trade tensions between the two nations. In China, poor consumer spending and manufacturing data, a weak renminbi and decreased infrastructure spending weighed on investor sentiment, as well as a strong U.S. dollar and high oil prices. Emerging markets suffered as investors sold off risk assets. Rising inflation, non-bank financial institution credit issues and a widening deficit caused Indian small caps to fall the most.

The Fund’s relative underperformance mainly stemmed from July to October, driven largely by indiscriminate selling related to the significant net outflows from the region during the period. Stock selection in the consumer discretionary and technology sectors detracted from relative performance the most. The overweight allocations to Hong Kong and China dragged on performance as well. The two areas represent the most liquid markets in Asia outside of Japan but saw a disproportionate sell-off exacerbated by the U.S.-China trade tensions.†

Stock selection in the technology, real estate and telecommunication services sectors made positive contributions to relative performance. An electronic component manufacturer in Taiwan and a Chinese real estate developer were among the top performers after both companies reported strong quarterly results.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Asia ex-Japan Smaller Companies Equity Fund

The charts above represent a historical since inception performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual		Expense
Fund Performance		Total Return (%)		Ratio (%)[2]
	Inception	1	Since
As of October 31, 2018	Date	Year	Inception	Gross	Net
HSBC Asia ex-Japan Smaller Companies Equity Class A1	11/11/14	-27.05	0.70	5.18	1.32
HSBC Asia ex-Japan Smaller Companies Equity Class I	11/11/14	-22.89	2.40	4.83	0.97
MSCI All Country Asia ex Japan Small Cap Index[3]	—	-17.99	-0.87	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers and/or expense reimbursements are in effect for the Fund through March 1, 2019.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2018. HSBC Global Asset Management (USA) Inc., the Adviser, has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.25% and 0.90% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2019. The expense ratios reflected include acquired fund fees and expenses. Additional information pertaining to the October 31, 2018 expense ratios can be found in the financial highlights.
3	For additional information, please refer to the Glossary of Terms.

The MSCI All Country Asia ex Japan Small Cap Index is a free float-adjusted market capitalization-weighted small-cap index of the stock markets of two developed markets, Hong Kong and Singapore, and nine emerging markets: China, India, Indonesia, Malaysia, Pakistan, Philippines, Korea, Taiwan and Thailand. The index is unmanaged and its performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       9

Portfolio Reviews (Unaudited)
HSBC Global High Yield Bond Fund
(Class A Shares and Class I Shares)

by Mary Bowers, Senior Portfolio Manager
Rick Liu, CFA/Portfolio Manager
Nishant Upadhyay, Senior Vice President/Portfolio Manager

The HSBC Global High Yield Bond Fund (the “Fund”) seeks to maximize total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a globally diversified portfolio of high-yield securities.

Investment Concerns

There is no assurance that a portfolio will achieve its investment objective or will work under all market conditions. The value of investments may go down as well as up and you may not get back the amount originally invested. Portfolios may be subject to certain additional risks, which should be considered carefully along with their investment objectives and fees. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging markets countries are greater than the risks generally associated with foreign investments. Fixed income securities are subject to credit and interest rate risk. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. In a declining interest rate environment, the portfolio may generate less income. In a rising interest rate environment, bond prices may fall. Investments in high-yield securities are often considered speculative investments and have significantly higher credit risk than investment-grade securities. The prices of high-yield securities, which may be less liquid than higher rated securities, may be more vulnerable to adverse market, economic or political conditions. Convertible securities entail risks associated with equity securities (whose value can fluctuate based on changes in a company’s financial condition or overall market conditions); investments in convertible securities are subject to the risks associated with fixed-income securities. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2018, the Fund returned -0.84% (without sales charge) for the Class A Shares and -0.41% for the Class I Shares. That compared to a 0.04% total return for the Fund’s benchmark, the ICE BofA Merrill Lynch BB-B Global High Yield Constrained Index1, for the same period.

Portfolio Performance

Risk assets rallied in late 2017 and January 2018 amid continued economic growth and tax reform measures passed by U.S. lawmakers. However, markets were jolted in February by concerns over inflation and the U.S. administration’s protectionist trade policies. Volatility persisted through the spring and summer as investors reconciled solid global growth and strong corporate earnings with geopolitical risks, trade tensions and country-specific issues in Europe and emerging markets (EM). The third quarter of 2018 started with a risk-asset rally, largely in response to strong U.S. economic data. A strong end-of-quarter performance in September was followed by a risk asset sell-off in October, as markets were shaken by rate and equity volatility and investors remained nervous about continuing trade issues and signs of slowing global growth.

The U.S. Treasury curve flattened over the period, with U.S. 2-year Treasury yields rising 127 basis points (1.27%) to 2.87%. U.S. 10-year Treasury yields rose 76 basis points (0.76%) to finish at 3.14% as investor concerns over inflationary pressures grew. Meanwhile, Euro 10-year Treasury yields finished largely unchanged, increasing by 3 basis points (0.03%) to 0.39% over the period. Global high- yield credit spreads widened by 76 basis points (0.76%) to 414 basis points (4.14%), while global investment-grade credit spreads widened a more modest 28 basis points (0.28%), and ended at 127 (1.27%).

The Fund’s sector allocation had a neutral impact on relative performance. U.S. and EM sector allocations detracted from performance, but these losses were offset by the Fund’s position in European retail, media and utilities. Issue selection was a drag on relative performance, especially the Fund’s position in both the U.S. and European high-yield segments.†

The Fund’s regional allocations boosted relative performance. In particular, an underweight position in EM debt helped the Fund’s relative performance as EM strongly underperformed other segments over the period. The Fund’s shorter duration positioning versus the benchmark contributed to relative performance as treasury yields rose over the period, driving down prices.†

The Fund maintained some derivative exposure during the period, including futures contracts, currency forwards used to hedge non-USD exposure and a small position in credit default swaps (CDS). The futures contracts, currency forwards and the CDS exposure did not materially impact performance.†

†     Portfolio composition is subject to change.
1     For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Global High Yield Bond Fund

The charts above represent a historical since inception performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual		Expense
Fund Performance		Total Return (%)		Ratio (%)[2]
	Inception	1	Since
As of October 31, 2018	Date	Year	Inception	Gross	Net
HSBC Global High Yield Bond Class A1	7/14/15	-5.54	1.94	2.66	1.18
HSBC Global High Yield Bond Class I	7/14/15	-0.41	3.82	2.31	0.83
ICE BofA Merrill Lynch BB-B Global High Yield Constrained Index[3]	—	0.04	5.05	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers and/or expense reimbursements are in effect for the Fund through March 1, 2019.

1	Reflects the maximum sales charge of 4.75%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2018. HSBC Global Asset Management (USA) Inc., the Adviser, has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.15% and 0.80% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2019. The expense ratios reflected include acquired fund fees and expenses. Additional information pertaining to the October 31, 2018 expense ratios can be found in the financial highlights.
3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the ICE BofA Merrill Lynch BB-B Global High Yield Constrained Index, which tracks the performance of United States Dollar, Canadian Dollar, British Pound and Euro denominated below investment-grade corporate debt publicly issued in the major domestic or Eurobond markets. The index is unmanaged and its performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS 11

Portfolio Reviews (Unaudited)
HSBC Global High Income Bond Fund
(Class A Shares and Class I Shares)

by Jerry Samet, Senior Portfolio Manager
Rick Liu, CFA/Portfolio Manager
Nishant Upadhyay, Senior Vice President/Portfolio Manager

The HSBC Global High Income Bond Fund (the “Fund”) seeks to provide a high level of current income. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a globally diversified portfolio of higher yielding securities.

Investment Concerns

There is no assurance that a portfolio will achieve its investment objective or will work under all market conditions. The value of investments may go down as well as up and you may not get back the amount originally invested. Portfolios may be subject to certain additional risks, which should be considered carefully along with their investment objectives and fees. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging markets countries are greater than the risks generally associated with foreign investments. Fixed income securities are subject to credit and interest rate risk. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. In a declining interest rate environment, the portfolio may generate less income. In a rising interest rate environment, bond prices may fall. Investments in high-yield securities are often considered speculative investments and have significantly higher credit risk than investment-grade securities. The prices of high-yield securities, which may be less liquid than higher rated securities, may be more vulnerable to adverse market, economic or political conditions. Convertible securities entail risks associated with equity securities (value can fluctuate based on changes in a company’s financial condition or overall market conditions); investments in convertible securities are subject to the risks associated with fixed income securities. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2018, the Fund returned -2.39% (without sales charge) for the Class A Shares and -2.12% for the Class I Shares. That compared to a -1.63% total return for the Fund’s benchmark, the Bloomberg Barclays High Income Bond Composite Index1, for the same period

Portfolio Performance

Risk assets rallied in late 2017 and January 2018 amid continued economic growth and tax reform measures passed by U.S. lawmakers. However, markets were jolted in February by concerns over inflation and the U.S. administration’s protectionist trade policies. Volatility persisted through the spring and summer as investors reconciled solid global growth and strong corporate earnings with geopolitical risks, trade tensions and country-specific issues in Europe and emerging markets (EM). The third quarter of 2018 started with a risk-asset rally, largely in response to strong U.S. economic data. A strong end-of-quarter performance in September was followed by a risk asset sell-off in October, as markets were shaken by rate and equity volatility and investors remained nervous about continuing trade issues and signs of slowing global growth.

The U.S. Treasury curve flattened over the period, with U.S. 2-year Treasury yields rising 127 basis points (1.27%) to 2.87%. U.S. 10-year Treasury yields rose 76 basis points (0.76%) to finish at 3.14% as investor concerns over inflationary pressures grew. Meanwhile, Euro 10-year Treasury yields finished largely unchanged, increasing by 3 basis points (0.03%) to 0.39% over the period. Global high- yield credit spreads widened by 76 basis points (0.76%) to 414 basis points (4.14%), while global investment-grade credit spreads widened a more modest 28 basis points (0.28%), and ended at 127 (1.27%).

The Fund’s sector allocation had a neutral impact on performance relative to the benchmark. Positive positioning in EM sector allocations was countered by negative positioning in U.S. BBB-rated assets. Relative performance benefited from issuer selection, specifically in U.S. BB-rated assets and EM assets.†

The Fund’s regional allocations detracted from relative performance. Underweight positions in Europe and overweight positions in U.S. BBB-rated issues detracted from the Fund’s relative performance as European assets were the best performers and U.S. BBB-rated issues underperformed during the period.†

The Fund’s shorter duration positioning versus the benchmark contributed to relative performance as Treasury yields rose over the period, driving down prices.†

The Fund maintained some derivative exposure during the period, including futures contracts, currency forwards used to hedge non-USD exposure and a small position in credit default swaps (CDS). The futures contracts, currency forwards and the CDS exposure did not materially impact performance.†

†     Portfolio composition is subject to change.
1     For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Global High Income Bond Fund

The charts above represent a historical since inception performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual		Expense
Fund Performance		Total Return (%)		Ratio (%)[2]
	Inception	1	Since
As of October 31, 2018	Date	Year	Inception	Gross	Net
HSBC Global High Income Bond Fund Class A1	7/14/15	-7.02	1.12	2.79	1.16
HSBC Global High Income Bond Fund Class I	7/14/15	-2.12	2.97	2.44	0.81
Bloomberg Barclays High Income Bond Composite Index[3]	—	-1.63	4.13	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers and/or expense reimbursements are in effect for the Fund through March 1, 2019.

1	Reflects the maximum sales charge of 4.75%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2018. HSBC Global Asset Management (USA) Inc., the Adviser, has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.15% and 0.80% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2019. The expense ratios reflected include acquired fund fees and expenses. Additional information pertaining to the October 31, 2018 expense ratios can be found in the financial highlights.
3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the Bloomberg Barclays High Income Bond Composite Index, which is a customized index that is close to equally weighted across US, Euro and EM markets. The Index is comprised of the following indices: Bloomberg Barclays USD Unhedged Emerging Markets Aggregate Index (35%), Bloomberg Barclays U.S. High Yield Ba Index (15%), Bloomberg Barclays U.S. Credit Baa Index (20%), Bloomberg Barclays EuroAgg Corporate Baa USD Hedged Index (15%), and Bloomberg Barclays Pan Euro HY (Euro) BB Rating Only USD Hedged Index (15%). The index is unmanaged and its performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS 13

Portfolio Reviews
Portfolio Composition*
October 31, 2018 (Unaudited)

HSBC Emerging Markets Debt Fund
Country	Percentage of Investments at Value (%)†
Mexico	12.0
Indonesia	10.0
Turkey	8.6
Brazil	8.1
Russian Federation	7.7
South Africa	6.0
Colombia	5.5
Argentina	3.1
Malaysia	3.0
Poland	3.0
Chile	2.5
Thailand	2.5
Hungary	2.5
Egypt	2.0
Peru	2.0
Dominican Republic	1.8
Sri Lanka	1.5
Oman	1.5
Romania	1.3
Ukraine	1.2
Philippines	1.0
Ecuador	1.0
Zambia	0.9
Czech Republic	0.9
Nigeria	0.8
China	0.8
Senegal	0.8
El Salvador	0.7
Jamaica	0.7
Costa Rica	0.7
Panama	0.5
Iraq	0.5
Guatemala	0.5
Ghana	0.5
Ireland	0.4
Angola	0.4
Kazakhstan	0.4
Mongolia	0.4
Morocco	0.4
Kenya	0.4
India	0.4
Singapore	0.4
Venezuela	0.3
Cote D’Ivoire	0.2
Uruguay	0.2
Lebanon	0.0
100.0

HSBC Frontier Markets Fund
Country	Percentage of Investments at Value (%)†
Egypt	15.7
Kuwait	13.4
United Arab Emirates	13.1
Philippines	7.6
Argentina	7.1
Vietnam	6.2
Romania	6.1
Kazakhstan	4.8
Georgia	4.7
Colombia	3.8
Nigeria	3.3
Cambodia	3.0
Kenya	2.9
Morocco	2.9
Peru	2.5
Mauritius	1.8
Bangladesh	1.0
Croatia	0.1
100.0

HSBC Asia ex-Japan Smaller Companies Equity Fund
Country	Percentage of Investments at Value (%)†
China	16.9
Hong Kong	16.5
Taiwan,
Province of China	16.4
India	15.1
Korea, Republic Of	14.8
Thailand	5.2
Indonesia	4.9
Malaysia	4.7
Singapore	2.8
Japan	1.5
Macau	1.2
100.0

14 HSBC FAMILY OF FUNDS

Portfolio Reviews
Portfolio Composition* (continued)
October 31, 2018 (Unaudited)

HSBC Global High Yield Bond Fund
Country	Percentage of Investments at Value (%)†
United States	60.0
France	5.9
Luxembourg	4.6
Brazil	3.5
Canada	3.2
Germany	2.8
United Kingdom	2.7
Netherlands	2.2
Ireland	1.7
Turkey	1.7
Russian Federation	1.5
Argentina	1.3
Spain	1.1
Bermuda	0.8
Indonesia	0.8
Switzerland	0.8
Belgium	0.7
United Arab Emirates	0.7
Bahamas	0.6
Sweden	0.4
Colombia	0.4
Italy	0.4
South Africa	0.4
Sri Lanka	0.4
Peru	0.3
Mexico	0.3
Denmark	0.2
Nigeria	0.2
Israel	0.1
El Salvador	0.1
Venezuela	0.1
Lebanon	0.1
Guatemala	0.0
Chile	0.0
100.0

HSBC Global High Income Bond Fund
Country	Percentage of Investments at Value (%)†
United States	38.9
France	7.2
Germany	6.1
United Kingdom	4.7
China	4.0
Italy	3.5
Indonesia	2.4
Mexico	2.3
Brazil	2.3
Netherlands	1.9
Canada	1.9
Argentina	1.8
Ireland	1.8
Switzerland	1.7
Qatar	1.6
India	1.5
Turkey	1.5
Colombia	1.2
Spain	1.1
Russian Federation	0.8
Peru	0.8
Ghana	0.8
Morocco	0.8
Saudi Arabia	0.8
Macau	0.7
Egypt	0.7
Hong Kong	0.7
Oman	0.7
Costa Rica	0.7
United Arab Emirates	0.5
Malaysia	0.4
Belgium	0.4
Bermuda	0.4
Croatia	0.4
Sri Lanka	0.4
South Africa	0.4
Ukraine	0.3
Luxembourg	0.3
Romania	0.3
Bahamas	0.2
Israel	0.2
Uruguay	0.1
Chile	0.1
Panama	0.1
Nigeria	0.1
Philippines	0.1
Australia	0.1
Venezuela	0.1
Hungary	0.1
Guatemala	0.1
El Salvador	0.0
100.0
____________________

*	Portfolio composition is subject to change.
†	Excludes any instruments used for cash management.

HSBC FAMILY OF FUNDS 15

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2018

Foreign Bonds – 45.0%

	Principal
	Amount †	Value ($)
Brazil – 5.6%
Nota do Tesouro Nacional,
Series NTNF, 10.00%, 1/1/21	5,950,000	1,707,926
Nota do Tesouro Nacional,
Series NTNB, 6.00%, 8/15/22	680,000	612,773
Nota do Tesouro Nacional,
Series NTNF, 10.00%, 1/1/27	200,000	55,512
Nota Do Tesouro Nacional,
10.00%, 1/1/23	1,400,000	398,132
		2,774,343
Chile – 1.2%
Bonos de la Tesoreria de
la Republica en pesos,
4.50%, 3/1/21	150,000,000	219,978
Bonos de la Tesoreria de
la Republica en pesos,
4.50%, 3/1/26	70,000,000	101,479
Republic of Chile,
5.50%, 8/5/20	182,000,000	269,144
		590,601
Colombia – 3.4%
Titulos de Tesoreria Bond,
Series B, 5.00%, 11/21/18	1,199,700,000	373,245
Titulos de Tesoreria Bond,
Series B, 7.00%, 9/11/19	1,307,000,000	414,232
Titulos de Tesoreria Bond,
Series B, 10.00%, 7/24/24	1,833,400,000	663,865
Titulos de Tesoreria Bond,
Series B, 6.00%, 4/28/28	860,000,000	246,103
		1,697,445
Czech Republic – 0.8%
Republic of Czech,
Series 52, 4.70%, 9/12/22	5,000,000	242,383
Republic of Czech,
Series 58, 5.70%, 5/25/24	3,100,000	163,901
		406,284
Hungary – 2.3%
Hungary Government Bond,
2.50%, 10/27/21	75,000,000	267,843
Hungary Government Bond,
Series 22/B, 1.75%, 10/26/22	110,000,000	376,938
Hungary Government Bond,
6.00%, 11/24/23	44,000,000	179,065
Hungary Government Bond,
Series 25/B, 5.50%, 6/24/25	73,000,000	290,575
		1,114,421
Indonesia – 4.8%
Indonesia Government,
Series FR53, 8.25%, 7/15/21	1,161,000,000	76,677
Indonesia Government,
Series FR70, 8.38%, 3/15/24	10,272,000,000	669,032
Indonesia Government,
Series FR40, 11.00%, 9/15/25	2,000,000,000	147,393
Indonesia Government,
Series FR56, 8.38%, 9/15/26	18,323,000,000	1,187,675
Indonesia Government,
7.00%, 5/15/27	1,710,000,000	101,363
Indonesia Government,
6.13%, 5/15/28	1,626,000,000	89,858
Indonesia Government,
8.75%, 5/15/31	1,300,000,000	85,046
		2,357,044
Malaysia – 2.8%
Malaysian Government,
Series 315, 3.66%, 10/15/20	950,000	227,706
Malaysian Government,
Series 416, 3.62%, 11/30/21	2,000,000	477,289
Malaysian Government,
Series 114, 4.18%, 7/15/24	500,000	120,627
Malaysian Government, Series 115,
3.96%, 9/15/25	1,000,000	237,138
Malaysian Government, Series 316,
3.90%, 11/30/26	200,000	47,078
Malaysian Government,
3.90%, 11/16/27	1,100,000	256,870
		1,366,708
Mexico – 5.8%
Mexican Bonos Desarrollo,
8.00%, 6/11/20	9,530,000	464,830
Mexican Bonos Desarrollo,
Series M, 6.50%, 6/10/21	3,760,000	175,966
Mexican Bonos Desarrollo,
6.50%, 6/9/22	3,700,000	170,083
Mexican Bonos Desarrollo,
Series M20, 10.00%, 12/5/24	7,000,000	365,182
Mexican Bonos Desarrollo,
Series M, 5.75%, 3/5/26	1,320,000	54,358
Mexican Bonos Desarrollo,
Series M20, 7.50%, 6/3/27	24,600,000	1,114,472
Mexican Bonos Desarrollo,
Series M30, 10.00%, 11/20/36	9,600,000	515,877
		2,860,768
Peru – 1.2%
Republic of Peru, Registered,
8.20%, 8/12/26	550,000	189,914
Republic of Peru, Registered,
6.35%, 8/12/28	1,300,000	400,585
		590,499
Philippines – 0.4%
Republic of Philippines,
3.90%, 11/26/22	10,000,000	173,672
Poland – 2.7%
Poland Government Bond,
Series 0719, 3.25%, 7/25/19	808,000	213,690
Poland Government Bond,
Series 1020, 5.25%, 10/25/20	250,000	69,830
Poland Government Bond,
Series 1021, 5.75%, 10/25/21	475,000	137,729

16 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Foreign Bonds, continued

	Principal
	Amount †	Value ($)
Poland – continued
Poland Government Bond,
Series 0725, 3.25%, 7/25/25	3,450,000	919,035
Poland Government Bond,
Series 0726, 2.50%, 7/25/26	40,000	10,043
		1,350,327
Romania – 1.0%
Romania Government Bond,
3.40%, 3/8/22	1,600,000	371,780
Romania Government Bond,
Series 10Y, 4.75%, 2/24/25	210,000	50,500
Romania Government Bond,
Series 15Y, 5.80%, 7/26/27	300,000	76,890
		499,170
Russian Federation – 4.5%
Russia Government Bond,
6.80%, 12/11/19	5,535,000	83,377
Russia Government Bond,
Series 6209, 7.60%, 7/20/22	33,000,000	493,651
Russia Government Bond,
Series 6215, 7.00%, 8/16/23	38,100,000	551,750
Russia Government Bond,
Series 6207, 8.15%, 2/3/27	37,000,000	551,982
Russia Government Bond,
Series 6212, 7.05%, 1/19/28	37,000,000	513,107
		2,193,867
South Africa – 4.0%
Republic of South Africa,
Series R204, 8.00%, 12/21/18	2,600,000	176,613
Republic of South Africa,
Series 2023, 7.75%, 2/28/23	5,240,000	343,803
Republic of South Africa,
Series R186, 10.50%, 12/21/26	3,100,000	222,879
Republic of South Africa,
Series R209, 6.25%, 3/31/36	14,927,000	696,789
Republic of South Africa,
Series 2040, 9.00%, 1/31/40	9,000,000	542,322
		1,982,406
Thailand – 2.3%
Thailand Government Bond,
1.88%, 6/17/22	2,300,000	68,369
Thailand Government Bond,
3.85%, 12/12/25	20,686,000	672,418
Thailand Government Bond,
2.13%, 12/17/26	720,000	20,720
Thailand Government Bond,
4.88%, 6/22/29	10,500,000	371,031
		1,132,538
Turkey – 2.2%
Turkey Government Bond,
10.70%, 2/17/21	1,690,000	242,917
Turkey Government Bond,
9.50%, 1/12/22	1,490,000	196,945
Turkey Government Bond,
8.80%, 9/27/23	2,400,000	296,365
Turkey Government Bond,
8.00%, 3/12/25	3,020,000	340,993
		1,077,220
TOTAL FOREIGN BONDS
(COST $25,561,372)		22,167,313

Yankee Dollars – 47.4%

	Principal
	Amount ($)
Angola – 0.4%
Republic of Angola,
8.25%, 5/9/28 (a)	200,000	199,798
Argentina – 2.9%
Provincia de Buenos Aires/
Argentina, Registered,
9.13%, 3/16/24	150,000	133,877
Republic of Argentina,
4.63%, 1/11/23	65,000	55,088
Republic of Argentina,
6.88%, 1/26/27	287,000	240,076
Republic of Argentina,
5.88%, 1/11/28	930,000	720,749
Republic of Argentina,
7.63%, 4/22/46	150,000	118,050
Republic of Argentina,
6.88%, 1/11/48	38,000	28,025
Republic of Argentina,
7.13%, 6/28/17	90,000	67,050
YPF SA, 7.00%, 12/15/47, Callable
6/15/47 @ 100 (a)(b)	92,000	69,754
		1,432,669
Brazil – 1.8%
Centrais Eletricas Brasileiras SA,
Registered, 5.75%, 10/27/21	200,000	200,800
Federal Republic of Brazil,
7.13%, 1/20/37	206,000	226,600
Petrobras Global Finance BV,
8.38%, 5/23/21	10,000	10,909
Petrobras Global Finance BV,
7.38%, 1/17/27	45,000	46,703
Petrobras Global Finance BV,
6.85%, 6/5/15	50,000	44,375
Rede D'or Finance Sarl, 4.95%,
1/17/28, Callable 10/17/27
@ 100 (a)(b)	200,000	176,852
Suzano Austria GMBH, 6.00%,
1/15/29, Callable 10/15/28
@ 100 (a)(b)	200,000	203,750
		909,989

See notes to financial statements.	HSBC FAMILY OF FUNDS 17

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Chile – 1.1%
Banco Santander Chile, 2.50%,
12/15/20, Callable 11/15/20
@ 100 (a)(b)	150,000	145,956
Empresa Nacional del Petroleo,
4.50%, 9/14/47, Callable 3/14/47
@ 100 (a)(b)	200,000	169,700
Enel Chile SA, 4.88%, 6/12/28	110,000	109,010
Republic of Chile,
3.63%, 10/30/42	150,000	134,259
		558,925
China – 0.8%
Sinopec Capital (2013), Ltd.,
3.13%, 4/24/23 (a)	200,000	191,364
State Grid Overseas Investment
2016, Ltd., 3.50%, 5/4/27 (a)	200,000	187,483
		378,847
Colombia – 1.6%
Banco de Bogota SA,
4.38%, 8/3/27 (a)	200,000	186,252
Bancolombia SA, 5.13%, 9/11/22	216,000	217,080
Colombia Government International
Bond, 3.88%, 4/25/27, Callable
1/25/27 @ 100 (b)	276,000	263,028
Republic of Colombia,
7.38%, 9/18/37	100,000	120,750
		787,110
Costa Rica – 0.6%
Costa Rica Government,
Registered, 4.38%, 4/30/25	200,000	165,436
Costa Rica Government,
Registered, 5.63%, 4/30/43	200,000	145,606
		311,042
Cote D'Ivoire – 0.2%
Ivory Coast Government Bond,
Registered, 5.75%, 12/31/32,
Callable 12/31/18 @ 100 (b)(c)	115,625	104,671
Dominican Republic – 1.6%
Dominican Republic,
5.95%, 1/25/27 (a)	100,000	99,500
Dominican Republic,
6.50%, 2/15/48 (a)	150,000	141,975
Dominican Republic,
Registered, 7.50%, 5/6/21	300,000	310,500
Dominican Republic,
Registered, 5.95%, 1/25/27	250,000	248,750
		800,725
Ecuador – 0.9%
Republic of Ecuador,
Registered, 7.95%, 6/20/24	300,000	268,350
Republic of Ecuador,
Registered, 7.88%, 1/23/28 (a)	200,000	167,140
		435,490
Egypt – 1.9%
Arab Republic of Egypt,
Registered, 5.88%, 6/11/25	200,000	186,364
Arab Republic of Egypt,
Registered, 6.59%, 2/21/28 (a)	200,000	183,174
Arab Republic of Egypt,
Registered, 6.59%, 2/21/28	400,000	366,348
Arab Republic of Egypt,
Registered, 7.90%, 2/21/48 (a)	200,000	178,866
		914,752
El Salvador – 0.7%
Republic of El Salvador,
Registered, 7.75%, 1/24/23	60,000	60,413
Republic of El Salvador,
Registered, 5.88%, 1/30/25	161,000	144,095
Republic of El Salvador,
Registered, 6.38%, 1/18/27	150,000	134,063
		338,571
Ghana – 0.4%
Republic of Ghana,
Registered, 7.88%, 8/7/23	200,000	203,766
Guatemala – 0.4%
Comcel Trust, Registered,
6.88%, 2/6/24, Callable 2/6/19
@ 103.44 (b)	200,000	204,575
India – 0.4%
Export-Import Bank of India,
Registered, 3.38%, 8/5/26	200,000	180,977
Indonesia – 4.4%
Indonesia Government Bond,
Registered, 5.13%, 1/15/45	200,000	187,870
Pertamina Persero PT,
5.63%, 5/20/43	200,000	180,361
Perusahaan Listrik Negara PT,
4.13%, 5/15/27 (a)	450,000	405,014
Perusahaan Listrik Negara PT,
5.45%, 5/21/28 (a)	200,000	197,910
Republic of Indonesia,
4.10%, 4/24/28	345,000	324,061
Republic of Indonesia,
Registered, 5.38%, 10/17/23	270,000	278,953
Republic of Indonesia,
Registered, 8.50%, 10/12/35	100,000	131,066
Republic of Indonesia,
Registered, 6.63%, 2/17/37	100,000	112,083
Republic of Indonesia,
Registered, 7.75%, 1/17/38	100,000	124,617
Republic of Indonesia,
Registered, 6.75%, 1/15/44	200,000	230,057
		2,171,992

18 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Iraq – 0.5%
Republic of Iraq, Registered,
5.80%, 1/15/28, Callable
12/24/18 @ 100 (b)	250,000	228,997
Ireland – 0.4%
C&W Senior Financing Dac, 7.50%,
10/15/26, Callable 10/15/21 @
103.75 (a)(b)	200,000	200,500
Jamaica – 0.7%
Government of Jamaica,
6.75%, 4/28/28	200,000	217,000
Jamaica Government Bond,
8.00%, 3/15/39	100,000	115,796
		332,796
Kazakhstan – 0.4%
Kazmunaygas National Co.,
5.75%, 4/19/47 (a)	200,000	190,880
Kenya – 0.4%
Republic of Kenya,
7.25%, 2/28/28 (a)	200,000	188,620
Lebanon – 0.0%
Republic of Lebanon, Series G,
6.38%, 3/9/20	22,000	21,162
Mexico – 5.3%
Banco Mercantil del Norte SA,
5.75% (H15T5Y + 445 bps),
10/4/31, Callable 10/4/26
@ 100 (b)(d)	200,000	183,002
Comision Federal de Electricidad,
Registered, 4.75%, 2/23/27	200,000	188,902
Nemak Sab de CV, 4.75%, 1/23/25,
Callable 1/23/21 @ 103.56 (a)(b) .	200,000	192,580
Petroleos Mexicanos,
6.38%, 2/4/21	221,000	226,123
Petroleos Mexicanos,
3.50%, 1/30/23	100,000	92,100
Petroleos Mexicanos,
4.50%, 1/23/26	191,000	169,547
Petroleos Mexicanos,
6.50%, 3/13/27	399,000	386,631
Petroleos Mexicanos, 5.35%,
2/12/28 (a)	172,000	153,235
Petroleos Mexicanos, 6.50%,
1/23/29 (a)	60,000	57,330
Petroleos Mexicanos,
6.63%, 6/15/35	220,000	201,300
Petroleos Mexicanos,
5.50%, 6/27/44	100,000	77,340
Petroleos Mexicanos,
6.75%, 9/21/47	66,000	56,852
Petroleos Mexicanos, 6.35%,
2/12/48 (a)	36,000	29,840
Petroleos Mexicanos, Registered,
5.35%, 2/12/28	150,000	133,635
United Mexican States,
6.05%, 1/11/40	80,000	83,360
United Mexican States, Series M,
4.75%, 3/8/44, MTN	230,000	203,897
United Mexican States,
4.60%, 1/23/46	200,000	172,702
		2,608,376
Mongolia – 0.4%
Mongolia Government International
Bond, 5.13%, 12/5/22	200,000	189,201
Morocco – 0.4%
Office Cherifien DES Pho,
4.50%, 10/22/25	200,000	189,000
Nigeria – 0.8%
Republic of Nigeria,
6.38%, 7/12/23	200,000	199,224
Republic of Nigeria,
7.70%, 2/23/38 (a)	200,000	180,002
		379,226
Oman – 1.4%
Oman Government International
Bond, 4.13%, 1/17/23 (a)	290,000	277,716
Oman Government International
Bond, 5.63%, 1/17/28 (a)	200,000	190,500
Oztel Holdings SPC, Ltd.,
5.63%, 10/24/23 (a)	200,000	199,700
		667,916
Panama – 0.5%
Republic of Panama,
6.70%, 1/26/36	41,000	49,098
Republic of Panama, 4.50%,
4/16/50, Callable 10/16/49 @
100 (b)	200,000	184,300
		233,398
Peru – 0.7%
BBVA Banco Continental,
Registered, 5.00%, 8/26/22	10,000	10,203
Peru LNG Srl,
5.38%, 3/22/30 (a)	200,000	197,799
Republic of Peru,
6.55%, 3/14/37	75,000	91,313
Southern Copper Corp.,
5.25%, 11/8/42	25,000	24,351
		323,666

See notes to financial statements.	HSBC FAMILY OF FUNDS 19

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Philippines – 0.6%
Republic of Philippines,
7.75%, 1/14/31	120,000	157,285
Republic of Philippines,
6.38%, 10/23/34	100,000	121,517
		278,802
Romania – 0.2%
Romania Government Bond,
6.13%, 1/22/44 (a)	50,000	53,838
Romania Government Bond,
Registered, 4.88%, 1/22/24	40,000	40,752
		94,590
Russian Federation – 2.7%
Gazprom OAO, Registered,
6.51%, 3/7/22	100,000	104,655
Gazprom OAO, Registered,
7.29%, 8/16/37	230,000	253,430
Lukoil International Finance BV,
Registered, 4.75%, 11/2/26	200,000	196,000
MMC Norilsk Nickel OJSC Via
MMC Finance DAC,
Registered, 4.10%, 4/11/23	200,000	189,000
Phosagro OAO Via Phosagro
Bond Funding DAC,
3.95%, 4/24/23 (a)	200,000	187,680
Russian Federation,
Registered, 4.25%, 6/23/27	200,000	189,337
Sberbank of Russia Via
SB Capital SA, Registered,
5.13%, 10/29/22	200,000	196,616
		1,316,718
Senegal – 0.8%
Republic of Senegal,
8.75%, 5/13/21	200,000	213,104
Republic of Senegal,
6.75%, 3/13/48 (a)	200,000	164,340
		377,444
Singapore – 0.3%
Puma International Financing SA,
5.00%, 1/24/26, Callable 1/24/21
@ 102.5 (a)(b)	200,000	165,078
South Africa – 1.5%
Republic of South Africa,
4.67%, 1/17/24	200,000	191,096
Republic of South Africa,
4.88%, 4/14/26	600,000	555,000
		746,096
Sri Lanka – 1.4%
Republic of Sri Lanka,
6.75%, 4/18/28 (a)	200,000	176,002
Republic of Sri Lanka,
Registered, 6.00%, 1/14/19	200,000	197,983
Republic of Sri Lanka,
Registered, 6.25%, 10/4/20	130,000	125,446
Republic of Sri Lanka,
Registered, 5.88%, 7/25/22	200,000	184,481
		683,912
Turkey – 5.6%
Export Credit Bank of Turkey,
6.13%, 5/3/24 (a)	200,000	179,000
Republic of Turkey,
7.00%, 6/5/20	200,000	201,293
Republic of Turkey,
5.63%, 3/30/21	300,000	292,483
Republic of Turkey,
6.25%, 9/26/22	375,000	363,272
Republic of Turkey,
5.75%, 3/22/24	802,000	747,056
Republic of Turkey,
4.88%, 10/9/26	330,000	278,937
Republic of Turkey,
5.13%, 2/17/28	200,000	168,750
Republic of Turkey,
8.00%, 2/14/34	96,000	95,358
Republic of Turkey,
6.00%, 1/14/41	200,000	159,107
Republic of Turkey,
6.63%, 2/17/45	200,000	168,856
Republic of Turkey,
5.75%, 5/11/47	200,000	151,500
		2,805,612
Ukraine – 1.1%
MHP Lux SA,
6.95%, 4/3/26 (a)	200,000	184,832
Ukraine Government,
7.75%, 9/1/27	140,000	125,191
Ukraine Government,
7.38%, 9/25/32 (a)	290,000	241,703
		551,726
Uruguay – 0.1%
Republic of Uruguay,
4.98%, 4/20/55	25,000	23,188
Republic of Uruguay, PIK,
7.88%, 1/15/33	20,000	25,999
Republica Oriental del Uruguay,
4.50%, 8/14/24	10,000	10,090
Republica Oriental del Uruguay,
5.10%, 6/18/50	10,000	9,475
		68,752

20 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Venezuela – 0.2%
Bolivarian Republic of Venezuela,
9.25%, 5/7/28 (e)	176,000	44,000
Petroleos de Venezuela SA,
Registered, 3.54%, 10/27/20	45,000	41,962
Petroleos de Venezuela SA,
Registered, 6.00%, 5/16/24 (e)	155,771	26,715
Petroleos de Venezuela SA,
Registered, 6.00%, 11/15/26 (e)	32,000	5,520
		118,197
Zambia – 0.9%
Republic of Zambia, Registered,
5.38%, 9/20/22	330,000	222,165
SASOL Financing USA LLC,
5.88%, 3/27/24, Callable 2/27/24
@ 100 (b)	200,000	201,500
		423,665
TOTAL YANKEE DOLLARS
(COST $25,394,311)		23,318,229

Investment Companies – 1.2%

	Shares
Northern Institutional Government
Assets Portfolio, Institutional
Shares, 1.87%(f)	587,485	587,485
TOTAL INVESTMENT COMPANIES
(COST $587,485)		587,485
TOTAL INVESTMENTS
IN SECURITIES
(COST $ 51,543,168) – 93.6%		46,073,027
Other Assets (Liabilities) - 6.4%		3,175,971
NET ASSETS - 100%		$49,248,998
____________________

†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(b)	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
(c)	Step Bond. Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at October 31, 2018.
(d)	Floating or variable rate security linked to the referenced benchmark. The rate presented represents the rate in effect on October 31, 2018.
(e)	Defaulted security.
(f)	The rate represents the annualized one day yield that was in effect on October 31, 2018.
bps — Basis Points
H15T5Y — 5 Year Treasury Constant Maturity Rate
LLC — Limited Liability Company
MTN — Medium Term Note
PIK — Payment-in-Kind

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2018:

Percentage of
Industry	Net Assets at Value (%)
Sovereign Bond	76.4
Oil, Gas & Consumable Fuels	6.4
Electric Utilities	2.2
Banks	1.9
Diversified Financial Services	1.2
Investment Companies	1.2
Chemicals	1.2
Wireless Telecommunication Services	0.7
Machinery	0.4
Auto Components	0.4
Capital Markets	0.4
Construction & Engineering	0.4
Metals & Mining	0.4
Paper & Forest Products	0.4
Total	93.6

See notes to financial statements.	HSBC FAMILY OF FUNDS 21

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Futures Contracts Purchased

				Value and
				Unrealized
			Notional	Appreciation/
	Number of	Expiration	Amount	(Depreciation)
Description	Contracts	Date	($)	($)
5-Year US Treasury Note Futures	20	12/31/18	2,247,657	(22,031)
			2,247,657	(22,031)

Futures Contracts Sold

				Value and
				Unrealized
			Notional	Appreciation/
	Number of	Expiration	Amount	(Depreciation)
Description	Contracts	Date	($)	($)
10-Year US Treasury Note Futures	16	12/19/18	1,895,000	30,102
			1,895,000	30,102

	Total unrealized appreciation			$30,102
	Total unrealized depreciation			(22,031)
	Total net unrealized appreciation/(depreciation)			$8,071

Credit Default Swap Agreements - Buy Protection(a)

			Implied					Upfront
			Credit					Premiums	Unrealized
			Spread at			Notional		Paid/	Appreciation/
	Pay Fixed	Payment	October 31,		Expiration	Amount	Value	(Received)	(Depreciation)
Underlying Instrument	Rate (%)	Frequency	2018 (%)(b)	Counterparty	Date	($)(c)	($)	($)	($)
Republic of Colombia	1.00	Quarterly	0.81	Barclays Bank PLC	12/20/21	110,000	(749)	3,534	(4,283)
Republic of Panama	1.00	Quarterly	0.24	JP Morgan Chase	12/20/20	250,000	(4,291)	7,223	(11,514)
Republic of Turkey	1.00	Quarterly	3.51	Barclays Bank PLC	12/20/21	180,000	12,820	13,194	(374)
United Mexican States	1.00	Quarterly	0.98	Credit Suisse	12/20/21	210,000	(363)	5,656	(6,019)
							7,417	29,607	(22,190)

Credit Default Swap Agreements - Sell Protection(a)

			Implied					Upfront
			Credit					Premiums	Unrealized
	Receive		Spread at			Notional		Paid/	Appreciation/
	Fixed	Payment	October 31,		Expiration	Amount ($)	Value	(Received)	(Depreciation)
Underlying Instrument	Rate (%)	Frequency	2018 (%)(b)	Counterparty	Date	(c)	($)	($)	($)
CDX Emerging Markets
Index, Series 25*	1.00	Quarterly	1.27	Credit Suisse	6/20/21	1,510,500 **	(8,684)	(93,198)	84,514
CDX Emerging Markets
Index, Series 26*	1.00	Quarterly	1.56	Barclays Bank PLC	12/20/21	485,000 **	(7,396)	(37,267)	29,871
Republic of Colombia	1.00	Quarterly	0.73	Barclays Bank PLC	6/20/21	100,000	776	(4,440)	5,216
Republic of Indonesia	1.00	Quarterly	0.92	Barclays Bank PLC	6/20/21	100,000	320	(2,534)	2,854
Republic of Panama	1.00	Quarterly	0.24	Barclays Bank PLC	12/20/20	125,000	2,146	(4,644)	6,790
Republic of Peru	1.00	Quarterly	0.32	Credit Suisse	9/20/20	125,000	1,751	(2,370)	4,121
Republic of Peru	1.00	Quarterly	0.40	Bank of America	6/20/21	40,000	655	(906)	1,561
							(10,432)	(145,359)	134,927

					Total swap agreements at value (assets)				$18,468
					Total swap agreements at value (liabilities)				(21,483)
					Net swap agreements at value				$(3,015)

22 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Centrally Cleared Credit Default Swap Agreements - Sell Protection(a)

			Implied				Upfront
			Credit				Premiums	Unrealized
	Receive		Spread at		Notional		Paid/	Appreciation/
	Fixed	Payment	October 31,	Expiration	Amount	Value	(Received)	(Depreciation)
Underlying Instrument	Rate (%)	Frequency	2018 (%)(b)	Date	($)(c)	($)	($)	($)
Republic of Argentina	5.00	Daily	6.06	12/20/22	760,000	(24,808)	80,192	(105,000)
						(24,808)	80,192	(105,000)

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront or daily payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount of future payments that the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement. Alternatively, the notional amount represents the maximum potential amount of payment the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.
*	As of October 31, 2018, the CDX Emerging Market Index, Series 25 and Series 26 included securities which had defaulted and represented 5% and 3%, respectively, of the Index.
**	Reflects the notional amount after the default of securities.

Forward Currency Exchange Contracts - Short Contracts

						Net Unrealized
						Appreciation/
Description and amount of		Description and amount of			Settlement	(Depreciation)
currency to be purchased		currency to be sold		Counterparty	Date	($)
U.S. Dollar	525,835	European Euro	452,221	UBS AG	11/15/18	13,129
U.S. Dollar	1,527,791	Hungarian Forint	421,511,482	Bank of America	11/16/18	54,902
U.S. Dollar	764,553	Mexican Peso	14,459,000	JP Morgan Chase	12/19/18	58,471
U.S. Dollar	524,000	Polish Zloty	1,924,518	UBS AG	11/16/18	22,048
U.S. Dollar	243,883	Romanian Leu	994,067	Credit Suisse	11/6/18	2,309
U.S. Dollar	6,976	South African Rand	100,755	Bank of America	11/6/18	149
U.S. Dollar	354,580	South African Rand	4,802,148	Goldman Sachs	11/6/18	29,228
U.S. Dollar	365,000	South African Rand	5,497,154	JP Morgan Chase	11/6/18	(7,439)
U.S. Dollar	104,000	South African Rand	1,441,314	Standard Chartered Bank	11/6/18	6,349
U.S. Dollar	510,000	Thai Baht	16,432,200	Standard Chartered Bank	1/18/19	12,701
U.S. Dollar	250,000	Thai Baht	8,320,000	Standard Chartered Bank	1/18/19	(1,793)
U.S. Dollar	124,000	Turkish Lira	732,806	Goldman Sachs	1/25/19	(632)
						189,422

See notes to financial statements.	HSBC FAMILY OF FUNDS 23

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Forward Currency Exchange Contracts - Long Contracts

						Net Unrealized
						Appreciation/
Description and amount of		Description and amount of			Settlement	(Depreciation)
currency to be purchased		currency to be sold		Counterparty	Date	($)
Romanian Leu	994,067	U.S. Dollar	249,678	Goldman Sachs	11/6/18	(8,104)
Romanian Leu	994,067	U.S. Dollar	243,227	Credit Suisse	2/6/19	(1,913)
Czech Koruna	17,139,692	U.S. Dollar	791,306	Bank of America	1/18/19	(35,942)
European Euro	450,000	U.S. Dollar	525,099	Goldman Sachs	11/15/18	(14,912)
Hungarian Forint	70,570,963	U.S. Dollar	260,000	Goldman Sachs	11/16/18	(13,404)
Hungarian Forint	139,975,840	U.S. Dollar	500,000	JP Morgan Chase	11/16/18	(10,882)
Polish Zloty	916,500	U.S. Dollar	250,000	Bank of America	11/16/18	(10,959)
Polish Zloty	5,384,938	U.S. Dollar	1,465,152	Goldman Sachs	11/16/18	(60,654)
Polish Zloty	2,042,196	U.S. Dollar	560,000	JP Morgan Chase	11/16/18	(27,355)
South African Rand	11,841,371	U.S. Dollar	810,000	Goldman Sachs	11/6/18	(7,731)
Thai Baht	47,881,174	U.S. Dollar	1,468,860	Standard Chartered Bank	1/18/19	(19,800)
Turkish Lira	3,505,422	U.S. Dollar	577,642	Credit Suisse	1/25/19	18,543
						(193,113)

			Total unrealized appreciation			$217,829
			Total unrealized depreciation			(221,520)
			Total net unrealized appreciation/(depreciation)			$(3,691)

24 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FRONTIER MARKETS FUND
Schedule of Portfolio Investments—as of October 31, 2018

Common Stocks – 91.6%

	Shares	Value ($)
Argentina – 6.8%
Banco Macro SA, ADR	8,913	398,323
BBVA Banco Frances SA, ADR	15,417	169,124
Central Puerto SA, ADR	23,195	222,208
YPF Sociedad Anonima, ADR (a)	11,192	167,880
		957,535
Bangladesh – 0.9%
Square Pharmaceuticals, Ltd.	41,308	131,630
Cambodia – 2.8%
NagaCorp, Ltd.	440,000	403,420
Colombia – 3.6%
Banco Davivienda SA	46,210	445,553
CEMEX Latam Holdings SA (a)	40,721	63,327
		508,880
Croatia – 0.1%
Ledo dd (a)(b)(c)	311	9,193
Egypt – 15.0%
Cairo Investment & Real Estate Development Co. SAE (a)	206,575	77,177
Centamin PLC	304,548	386,685
Cleopatra Hospital (a)	541,891	111,833
Commercial International Bank, Registered, GDR	67,867	294,882
Credit Agricole Egypt	87,554	196,364
Juhayna Food Industries	802,931	431,121
MM Group for Industry & International Trade SAE (a)	439,700	212,848
Talaat Moustafa Group	819,683	424,798
		2,135,708
Georgia – 4.5%
Bank of Georgia Group PLC	4,089	81,585
Georgia Capital PLC (a)	9,889	147,867
TBC Bank Group PLC	18,600	401,727
		631,179
Kazakhstan – 4.6%
Halyk Savings Bank of Kazakhstan JSC, Registered, GDR	39,356	448,658
KAZ Minerals PLC	31,494	207,914
		656,572
Kenya – 2.8%
Safaricom, Ltd.	1,736,000	394,140
Kuwait – 12.7%
Agility Public Warehousing Co. KSC	165,885	453,370
Human Soft Holding Co. KSC	64,995	652,986
National Bank of Kuwait SAK	261,150	707,401
		1,813,757
Mauritius – 1.7%
MCB Group, Ltd.	30,000	239,403
Morocco – 2.8%
Attijariwafa Bank	9,007	392,383
Nigeria – 3.2%
Dangote Cement PLC	266,177	153,465
Guaranty Trust Bank PLC	2,886,010	298,179
		451,644
Peru – 2.4%
Credicorp, Ltd.	1,475	332,922
Philippines – 7.3%
International Container Termin	333,800	564,937
Puregold Price Club, Inc.	374,030	284,301
Vista Land & Lifescapes, Inc.	1,880,300	185,900
		1,035,138
Romania – 5.9%
BRD-Groupe Societe Generale	97,405	308,331
SIF 5 Oltenia Craiova	341,165	171,062
Societatea Nationala de Gaze	26,172	216,455
Sphera Franchise Group SA (a)	24,392	133,511
		829,359
United Arab Emirates – 10.3%
Abu Dhabi National Oil Co. For Distribution PJSC	260,325	157,099
Aramex PJSC	36,569	39,317
DP World, Ltd.	19,868	357,425
Emaar Development PJSC	102,657	138,744
Emaar Properties PJSC	175,711	243,823
Emirates NBD PJSC	77,405	195,578
Gulf Marine Services PLC (a)	126,535	66,787
NMC Health PLC	6,013	271,082
		1,469,855
Vietnam – 4.2%
Masan Group Corp. (a)	32,800	117,057
Vietnam Technological & Commercial Joint Stock Bank (a)	261,850	303,536
Vincom Retail JSC (a)	134,580	172,583
		593,176
TOTAL COMMON STOCKS (COST $15,386,333)		12,985,894

See notes to financial statements.	HSBC FAMILY OF FUNDS 25

HSBC FRONTIER MARKETS FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Participatory Notes – 4.0%

	Shares	Value ($)
United Arab Emirates – 2.2%
Aramex PJSC, 3/14/19, (Merrill Lynch
International & Co.) (a)	288,032	309,771
Vietnam – 1.8%
Vietnam Dairy Products JSC, 2/12/19,
(JPMorgan Chase) (a)	50,590	251,617
TOTAL PARTICIPATORY NOTES
(COST $650,285)		561,388

Investment Companies – 3.6%

Northern Institutional Government
Assets Portfolio, Institutional
Shares, 1.87% (d)	507,891	507,891
TOTAL INVESTMENT COMPANIES
(COST $507,891)		507,891
TOTAL INVESTMENTS
IN SECURITIES
(COST $16,544,509) – 99.2%		14,055,173
Other Assets (Liabilities) – 0.8%		113,769
NET ASSETS – 100%		$14,168,942
____________________

(a)	Represents non-income producing security.
(b)	Security was valued using significant unobservable inputs as of October 31, 2018.
(c)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of October 31, 2018. The total of all such securities represents 0.1% of net assets of the Fund.
(d)	The rate represents the annualized one day yield that was in effect on October 31, 2018.
ADR — American Depositary Receipt GDR — Global Depository Receipt

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2018:

Percentage of
Industry	Net Assets at Value (%)
Banks	36.7
Real Estate Management & Development	8.8
Transportation Infrastructure	6.5
Air Freight & Logistics	5.7
Diversified Consumer Services	4.6
Metals & Mining	4.2
Food Products	3.9
Hotels, Restaurants & Leisure	3.8
Investment Companies	3.6
Wireless Telecommunication Services	2.8
Oil, Gas & Consumable Fuels	2.7
Health Care Providers & Services	2.7
Capital Markets	2.3
Food & Staples Retailing	2.0
Equity Real Estate Investment Trusts	1.8
Independent Power and Renewable Electricity Producers	1.6
Distributors	1.5
Construction Materials	1.5
Specialty Retail	1.1
Pharmaceuticals	0.9
Energy Equipment & Services	0.5
Total	99.2

26 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC ASIA EX-JAPAN SMALLER COMPANIES EQUITY FUND
Schedule of Portfolio Investments—as of October 31, 2018

Common Stocks – 97.2%

	Shares	Value ($)
China – 16.3%
A-Living Services Co., Ltd.,
Class H (a)	426,000	518,895
Avichina Industry & Technology,
Class H	1,763,000	1,177,347
BBI Life Sciences Corp, Class H	1,209,000	389,856
China Bluechemical, Ltd., Class H	1,156,000	396,294
China Modern Dairy
Holdings, Ltd., Class H (a)	3,564,000	446,447
China National Buildings
Material Co., Ltd., Class H	556,000	399,762
China Resources Cement
Holdings, Ltd., Class H	1,062,000	942,757
China Singyes Solar Technologies
Holdings, Ltd., Class H (b)(c)	1,451,000	338,158
China Xinhua Education
Group, Ltd., Class H (a)	3,220,000	854,111
China XLX Fertiliser, Ltd., Class H	1,635,000	594,240
China Yongda Automobiles Services
Holdings, Ltd., Class H	371,500	199,344
CNOOC, Ltd., Class H	293,000	498,995
COSCO SHIPPING Energy
Transportation Co., Ltd., Class H	1,126,000	616,951
Goodbaby International
Holdings Limited, Class H	672,000	208,541
Honghua Group, Ltd., Class H (a)	2,266,000	147,232
Li Ning Co., Ltd., Class H (a)	451,000	424,271
Picc Property & Casuality Co., Ltd.,
Class H	476,000	462,712
Shimao Property Holdings, Ltd.,
Class H	212,500	418,737
Sinotrans Shipping, Ltd., Class H	5,638,500	1,885,600
Sitc International Holdings Co., Ltd.,
Class H	437,000	321,088
Ten Pao Group Holdings, Ltd.,
Class H	484,000	30,935
Texhong Textile Group, Ltd.,
Class H	415,500	501,867
Times China Holdings, Ltd.,
Class H	368,964	323,322
Yichang Hec Changjiang Pha,
Class H	72,200	247,466
Zijin Mining Group Co., Ltd., Class H	1,222,000	457,126
		12,802,054
Hong Kong – 16.0%
AIA Group, Ltd.	116,200	883,978
CGN New Energy Holdings Co., Ltd.	3,908,000	514,411
China Education Group
Holdings, Ltd. (a)	810,000	973,935
China Traditional Chinese Medicine
Holdings Co., Ltd.	632,000	403,537
Crystal International Group, Ltd.	71,500	39,143
Dream International, Ltd.	690,000	379,431
EVA Precision Industrial
Holdings, Ltd.	7,018,000	557,091
Far East Consortium
International, Ltd.	1,399,000	653,220
HKBN, Ltd.	594,500	892,550
Jacobson Pharma Corp., Ltd.	6,932,000	1,430,194
K Wah International Holdings, Ltd.	983,000	445,361
Kingboard Chemical Holdings, Ltd.	103,500	278,037
Kingmaker Footwear Holdings, Ltd.	892,000	192,003
Kwg Property Holding, Ltd.	360,500	276,669
Lee & Man Chemical Co., Ltd.	216,000	131,427
Link REIT	162,000	1,439,774
L’Occitane International SA	93,250	174,654
Regina Miracle International
Holdings, Ltd.	403,000	202,851
Shangri-La Asia, Ltd.	730,000	997,221
Tongda Group Holdings, Ltd.	1,370,000	177,211
Valuetronics Holdings, Ltd.	1,839,420	839,271
Vinda International Holdings, Ltd.	222,000	317,146
Xinyi Glass Holdings, Ltd.	288,000	285,966
		12,485,081
India – 14.7%
Action Construction Equipment, Ltd.	513,923	669,878
Ahluwalia Contracts India, Ltd.	21,753	87,880
Ashok Leyland Limited	264,200	409,742
Cesc, Ltd.	14,353	134,873
Cyient, Ltd.	48,626	409,002
Finolex Industries, Ltd.	1,642	12,146
Geojit Financial Services, Ltd.	34,252	18,054
Godawari Power and Ispat, Ltd. (a)	158,145	819,349
Gujarat Alkalies & Chemicals, Ltd.	9,308	67,738
Himadri Speciality Chemical, Ltd.	480,906	815,790
Indian Bank	54,564	186,500
Indraprastha Gas, Ltd.	307,607	1,112,545
JK Tyre & Industries, Ltd.	551,700	776,302
JM Financial, Ltd.	117,958	120,816
Khadim India, Ltd.	17,161	136,819
Lupin, Ltd.	78,143	936,613
Magma Fincorp, Ltd.	263,276	380,255
Muthoot Finance, Ltd.	69,798	386,310
Navin Fluorine International, Ltd.	32,576	286,587
PTC India, Ltd.	73,040	75,800
RP- SG Business Process
Services, Ltd. (a)(c)	2,871	18,815
RP- SG Retail, Ltd. (a)(c)	8,612	18,815
Sandhar Technologies, Ltd. (a)	195,203	836,050
Simplex Infrastructures, Ltd.	157,600	492,804
Sintex Plastics Technology, Ltd. (a)	730,071	257,055
Sobha, Ltd.	130,228	786,991
Star Cement, Ltd.	158,781	217,517
Suven Life Sciences, Ltd.	139,460	457,272
Welspun India, Ltd.	688,498	548,963
		11,477,281
Indonesia – 4.7%
Indo Tambangraya Megah PT	552,900	906,082
PT ACE Hardware Indonesia Tbk	4,030,700	363,617
PT Adhi Karya Persero Tbk	1,414,100	104,819
PT Bank Tabungan Negara Tbk	1,077,200	150,399
PT Pakuwon Jati Tbk	9,743,300	306,646

See notes to financial statements.	HSBC FAMILY OF FUNDS 27

HSBC ASIA EX-JAPAN SMALLER COMPANIES EQUITY FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Common Stocks, continued

	Shares	Value ($)
PT Tunas Baru Lampung Tbk	2,383,400	139,530
PT XL Axiata Tbk (a)	7,824,000	1,352,274
Vale Indonesia TBK PT (a)	1,897,700	366,309
		3,689,676
Japan – 1.5%
Universal Entertainment Corp. (a)	37,400	1,133,951
Korea, Republic Of – 14.4%
Asia Cement Co., Ltd.	5,492	538,099
BGF Retail Co., Ltd.	1,022	151,213
BNK Financial Group, Inc.	70,691	472,225
CJ CheilJedang Corp.	968	276,158
Cuckoo Homesys Co., Ltd. (a)	5,496	755,531
Dentium Co., Ltd.	14,225	903,935
DGB Financial Group, Inc.	87,162	721,032
Fila Korea, Ltd.	15,086	558,776
Hankook Tire Co., Ltd.	21,072	766,503
HDC Hyundai Development Co-
Engineering & Construction (a)	11,335	439,409
Hyundai Mipo Dockyard Co. (a)	7,726	640,886
JW Life Science Corp.	33,673	653,289
KIWOOM Securities Co., Ltd.	14,543	971,455
Korea Zinc Co.	419	139,763
Kyung Dong Navien Co., Ltd.	13,542	439,793
Lotte Fine Chemical Co., Ltd.	30,402	1,093,400
PS Tec Co., Ltd.	11,871	46,285
Samsung Biologics Co., Ltd. (a)	2,429	831,506
ToolGen, Inc. (a)	3,234	231,892
Vieworks Co., Ltd.	2,890	81,937
Youngone Corp.	16,148	508,095
		11,221,182
Macau – 1.2%
MGM China Holdings, Ltd.	485,600	689,231
Wynn Macau, Ltd.	112,400	234,156
		923,387
Malaysia – 4.5%
ATA IMS Berhad (a)	1,449,200	574,942
Bermaz Auto Berhad	806,900	366,510
Genting Berhad	42,800	75,138
Genting Malaysia Berhad	1,453,000	1,561,175
Kerjaya Prospek Group Berhad	512,920	143,560
Pentamaster International, Ltd. (a)	4,156,000	499,513
Scientex Berhad	147,900	303,690
		3,524,528
Singapore – 2.8%
Aslan Pharmaceuticals,
Ltd., ADR (a)	164,661	866,116
Aslan Pharmaceuticals, Ltd. (a)	145,000	155,942
Ezion Holdings, Ltd. (a)	9,652,000	391,029
HRnetGroup, Ltd.	1,272,700	744,762
		2,157,849
Taiwan, Province of China – 16.0%
Accton Technology Corp.	199,000	550,852
Asia Cement Corp.	904,000	958,551
Cleanaway Co., Ltd.	244,000	1,346,679
E Ink Holdings, Inc.	216,000	171,052
Gigabyte Technology Co., Ltd.	389,000	511,486
Globalwafers Co., Ltd.	65,000	517,469
Gourmet Master Co., Ltd.	103,691	628,943
Mega Financial Holdings Co., Ltd.	1,035,000	876,488
MiTac Holdings Corp.	8,005	6,510
PharmaEngine, Inc.	210,196	711,676
Primax Electronics, Ltd.	619,000	836,656
Radiant Opto-Electronics Corp.	537,000	1,411,342
Sinbon Electronics Co., Ltd.	449,989	1,243,587
Sunonwealth Electric Machine
Industry Co., Ltd.	590,000	641,459
Topco Scientific Co., Ltd.	47,153	97,803
WT Microelectronics Co., Ltd.	1,072,729	1,383,805
Yageo Corp.	53,703	550,713
		12,445,071
Thailand – 5.1%
B Grimm Power PCL	862,300	730,417
Bangkok Dusit Med Service	1,205,900	894,434
Erawan Group PCL (The)	5,416,400	1,195,846
Sri Trang Agro-Industry PCL	979,000	530,558
TPI Polene Power PCL	3,344,500	605,974
		3,957,229
TOTAL COMMON STOCKS
(COST $94,221,113)		75,817,289

Warrant – 0.0%

Singapore – 0.0%
Ezion Holdings, Ltd., 4/6/23	432,120	—
TOTAL WARRANT (COST $–)		—

Investment Companies – 2.1%

Northern Institutional Government
Assets Portfolio, Institutional
Shares, 1.87% (d)	1,612,674	1,612,674
TOTAL INVESTMENT COMPANIES
(COST $1,612,674)		1,612,674
TOTAL INVESTMENTS
IN SECURITIES
(COST $95,833,787) – 99.3%		77,429,963
Other Assets (Liabilities) – 0.7%		564,075
NET ASSETS – 100%		$77,994,038
____________________

(a)	Represents non-income producing security.
(b)	Security was valued using significant unobservable inputs as of October 31, 2018.
(c)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of October 31, 2018. The total of all such securities represents 0.5% of net assets of the Fund.
(d)	The rate represents the annualized one day yield that was in effect on October 31, 2018.
ADR — American Depositary Receipt REIT — Real Estate Investment Trust

28 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC ASIA EX-JAPAN SMALLER COMPANIES EQUITY FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2018:

Percentage of
Industry	Net Assets at Value (%)
Hotels, Restaurants & Leisure	7.0
Electronic Equipment, Instruments & Components	6.1
Pharmaceuticals	5.4
Chemicals	4.8
Auto Components	4.1
Real Estate Management & Development	4.1
Construction Materials	3.9
Textiles, Apparel & Luxury Goods	3.8
Machinery	3.7
Marine	3.6
Semiconductors & Semiconductor Equipment	3.2
Banks	3.1
Biotechnology	3.0
Specialty Retail	2.6
Independent Power and Renewable Electricity Producers	2.5
Commercial Services & Supplies	2.4
Metals & Mining	2.3
Diversified Consumer Services	2.3
Leisure Products	2.2
Investment Companies	2.1
Construction & Engineering	2.1
Oil, Gas & Consumable Fuels	1.8
Equity Real Estate Investment Trusts	1.8
Insurance	1.7
Technology Hardware, Storage & Peripherals	1.7
Wireless Telecommunication Services	1.7
Aerospace & Defense	1.5
Gas Utilities	1.4
Capital Markets	1.4
Health Care Equipment & Supplies	1.3
Food Products	1.1
Health Care Providers & Services	1.1
Life Sciences Tools & Services	1.1
Diversified Telecommunication Services	1.1
Consumer Finance	1.0
Professional Services	1.0
Building Products	0.9
Containers & Packaging	0.7
Energy Equipment & Services	0.7
Communications Equipment	0.7
Software	0.5
Household Products	0.4
Electric Utilities	0.2
Food & Staples Retailing	0.2
IT Services	—
Electrical Equipment	—
Total	99.3

See notes to financial statements.	HSBC FAMILY OF FUNDS 29

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2018

Foreign Bonds – 12.8%

	Principal
	Amount †		Value ($)
Belgium – 0.6%
Solvay Finance, 5.12%
(EUSA5 + 489 bps), Callable
6/2/21 @ 100 (a)(b)(c)		150,000	184,213
Denmark – 0.2%
DONG Energy A/S, 6.25%
(EUSA5 + 475 bps), 6/26/13,
Callable 6/26/23 @ 100 (a)(c)	EUR	50,000	64,898
France – 4.5%
Accor SA, 4.13% (EUSA5 + 365 bps),
Callable 6/30/20 @ 100 (a)(b)(c)		100,000	117,672
Arkema SA, 4.75% (EUSA5 + 435
bps), Callable 10/29/20
@ 100 (a)(b)(c)		100,000	119,286
AXA SA, Series E, 3.94%
(EUSA10 + 390 bps), Callable
11/7/24 @ 100 (a)(b)(c)		100,000	117,770
Credit Agricole SA, 6.50%
(EUSA5 + 512 bps), Callable
6/23/21 @ 100 (a)(b)(c)		200,000	244,032
Crown European Holdings,
Registered, 4.00%, 7/15/22, Callable
4/15/22 @ 100 (a)		100,000	124,564
Electricite de France SA, Series E,
5.38% (EUSA12 + 379 bps), Callable
1/29/25 @ 100 (a)(b)(c)		100,000	120,507
Europcar Groupe SA, 5.75%, 6/15/22,
Callable 11/22/18 @ 102.88 (a)		100,000	115,765
GDF SUEZ, 4.75% (EUSA8 + 342 bps),
Callable 7/10/21 @ 100 (a)(b)(c)		100,000	122,676
Orange SA, 5.00% (EUSA5 + 399
bps), Callable 10/1/26 @
100 (a)(b)(c)		200,000	245,724
			1,327,996
Germany – 1.9%
Allianz SE, 3.38% (EUAMDB10 + 320
bps), Callable 9/18/24 @
100 (a)(b)(c)		100,000	118,619
IHO Verwaltungs GmbH, 3.25%,
9/15/23, Callable 9/15/19 @
101.63 (a)		100,000	113,382
Talanx AG, Series E, 8.37% (EUR003M
+ 706 bps), 6/15/42, Callable 6/15/22
@ 100 (a)(c)		100,000	138,490
Unitymedia GmbH, Registered,
6.25%, 1/15/29, Callable 1/15/21
@ 103.13 (a)		112,500	143,274
Volkswagen AG, 5.13% (EUSA10 +
335 bps), Callable 9/4/23
@ 100 (a)(b)(c)		50,000	61,220
			574,985
Ireland – 0.4%
Ardagh Packaging Holdings, Ltd.,
4.13%, 5/15/23, Callable 5/15/19
@ 102.06 (a)(d)		100,000	116,683
Italy – 0.3%
Wind Tre SpA, 3.13%, 1/20/25,
Callable 11/3/20 @ 101.56 (a)(d)		100,000	103,048
Luxembourg – 1.0%
Ineos Group Holdings SA, Registered,
5.38%, 8/1/24, Callable 8/1/19
@ 102.69 (a)		100,000	115,908
Kleopatra Holdings 1 SCA, 8.50%,
6/30/23, Callable 7/15/19
@ 102 (a)(d)		100,000	72,697
Telenet Finance VI Luxembourg SCA,
Registered, 4.88%, 7/15/27,
Callable 7/15/21 @ 102.44 (a)		90,000	109,843
			298,448
Netherlands – 2.0%
ABN AMRO Bank NV, 5.75% (EUSA5
+ 545 bps), Callable 9/22/20
@ 100 (a)(b)(c)		200,000	237,238
LGE Holdco VI BV, Registered,
7.13%, 5/15/24, Callable 5/15/19
@ 103.56 (a)		100,000	120,425
NN Group NV, 4.62% (EUR003M +
395 bps), 4/8/44, Callable 4/8/24
@ 100 (a)(c)		100,000	121,697
Vonovia Finance BV, 4.00% (EUSA5 +
339 bps), Callable 12/17/21
@ 100 (a)(b)(c)		100,000	119,168
			598,528
Spain – 0.4%
Gas Natural Fenosa Finance BV,
4.13% (EUSA8 + 335 bps), Callable
11/18/22 @ 100 (a)(b)(c)		100,000	118,194
Sweden – 0.4%
Volvo Treasury AB, 4.20% (EUSA5 +
380 bps), 6/10/75, Callable 6/10/20
@ 100 (a)(c)	EUR	100,000	117,817
United Kingdom – 1.1%
Aviva PLC, Series E, 3.38% (EUR003M
+ 355 bps), 12/4/45, Callable 12/4/25
@ 100 (a)(c)	EUR	100,000	112,866
CNH Industrial Finance Europe SA,
Series E, 1.75%, 9/12/25, Callable
6/12/25 @ 100 (a)	EUR	100,000	111,511
Virgin Media Finance PLC, Registered,
4.50%, 1/15/25, Callable 1/15/20
@ 102.25 (a)	EUR	100,000	114,475
			338,852
TOTAL FOREIGN BONDS
(COST $3,906,859)			3,843,662

30	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Yankee Dollars – 23.4%

	Principal
	Amount ($)	Value ($)
Argentina – 1.1%
IRSA Propiedades Comerciales SA,
Registered, 8.75%, 3/23/23, Callable
3/23/20 @ 104.38 (a)	23,000	22,971
Petrobras Argentina SA, Registered,
7.38%, 7/21/23, Callable 7/21/20
@ 103.69 (a)	28,000	25,864
Provincia de Buenos Aires,
6.50%, 2/15/23	52,000	44,460
Provincia de Buenos Aires,
Registered, 6.50%, 2/15/23 (d)	50,000	42,750
Republic of Argentina,
5.63%, 1/26/22	60,000	53,999
Republic of Argentina,
4.63%, 1/11/23	20,000	16,950
Republic of Argentina,
6.88%, 1/26/27	53,000	44,335
Republic of Argentina,
6.88%, 1/11/48	4,000	2,950
Republic of Argentina,
7.13%, 6/28/17	14,000	10,430
YPF Sociedad Anonima,
Registered, 8.50%, 3/23/21	77,000	77,732
		342,441
Bahamas – 0.5%
Silversea Cruise Finance,
7.25%, 2/1/25, Callable 2/1/20
@ 105.44 (a)(d)	151,000	162,704
Bermuda – 0.7%
Viking Cruises, Ltd., 5.88%, 9/15/27,
Callable 9/15/22 @ 102.94 (a)(d)	219,000	208,598
VOC Escro, Ltd., 5.00%, 2/15/28,
Callable 2/15/23 @ 102.5 (a)(d)	11,000	10,340
		218,938
Brazil – 3.3%
Banco Bradesco SA,
5.90%, 1/16/21	100,000	102,420
Banco Do Brasil (Cayman), Registered,
6.00%, 1/22/20	100,000	102,375
Centrais Eletricas Brasileiras SA,
Registered, 6.88%, 7/30/19	100,000	101,800
Federal Republic of Brazil,
8.88%, 4/15/24	24,000	28,770
Federal Republic of Brazil,
8.25%, 1/20/34	40,000	47,900
Itau Unibanco Holding SA/KY,
Registered, 5.75%, 1/22/21	100,000	102,251
Petrobras Global Finance BV,
8.38%, 5/23/21	6,000	6,545
Petrobras Global Finance BV,
6.13%, 1/17/22	28,000	29,015
Petrobras Global Finance BV,
4.38%, 5/20/23	25,000	24,063
Petrobras Global Finance BV,
6.25%, 3/17/24	62,000	62,713
Petrobras Global Finance BV,
8.75%, 5/23/26	37,000	41,397
Petrobras Global Finance BV,
7.38%, 1/17/27	245,000	254,273
Petrobras Global Finance BV,
7.25%, 3/17/44	46,000	44,390
Vale SA, 4.38%, 1/11/22	13,000	13,073
		960,985
Canada – 3.0%
GFL Environmental, Inc., 5.38%,
3/1/23, Callable 3/1/20
@ 102.69 (a)(d)	37,000	33,948
Hudbay Minerals, Inc., 7.25%, 1/15/23,
Callable 7/15/19 @ 103.63 (a)(d)	2,000	1,990
Hudbay Minerals, Inc., 7.63%, 1/15/25,
Callable 1/15/20 @ 105.72 (a)(d)	158,000	158,395
Iamgold Corp., 7.00%, 4/15/25,
Callable 4/15/20 @ 105.25 (a)(d)	89,000	88,221
Mattamy Group Corp., 6.88%,
12/15/23, Callable 12/15/19
@ 103.44 (a)(d)	64,000	62,320
Mattamy Group Corp., 6.50%, 10/1/25,
Callable 10/1/20 @ 104.88 (a)(d)	50,000	47,000
Mountain Province Diamonds, Inc.,
8.00%, 12/15/22, Callable 12/15/19
@ 104 (a)(d)	110,000	111,650
New Gold, Inc., 6.25%, 11/15/22,
Callable 11/20/18 @ 103.13 (a)(d)	140,000	121,800
New Gold, Inc., 6.38%, 5/15/25,
Callable 5/15/20 @ 104.78 (a)(d)	68,000	54,485
Northwest Acquisitions ULC, 7.13%,
11/1/22, Callable 11/1/19
@ 103.56 (a)(d)	18,000	18,123
Nova Chemicals Corp., 5.25%, 8/1/23,
Callable 12/10/18 @ 102.63 (a)(d)	40,000	38,600
Nova Chemicals Corp., 4.88%, 6/1/24,
Callable 3/3/24 @ 100 (a)(d)	100,000	91,875
Nova Chemicals Corp., 5.00%, 5/1/25,
Callable 1/31/25 @ 100 (a)(d)	34,000	30,940
Nova Chemicals Corp., 5.25%, 6/1/27,
Callable 3/3/27 @ 100 (a)(d)	13,000	11,733
		871,080
Chile – 0.0%
Codelco, Inc., 5.63%, 9/21/35 (d)	7,000	7,420
Colombia – 0.3%
Bancolombia SA, 6.13%, 7/26/20	21,000	21,735
Bancolombia SA, 5.13%, 9/11/22	35,000	35,175
Republic of Colombia,
8.13%, 5/21/24	40,000	47,080
		103,990
El Salvador – 0.1%
Republic of El Salvador,
Registered, 7.75%, 1/24/23	35,000	35,241

See notes to financial statements.	HSBC FAMILY OF FUNDS	31

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
France – 1.0%
Electricite de France SA, Registered,
5.25% (USSW10 + 371 bps), Callable
1/29/23 @ 100 (a)(b)(c)	100,000	96,875
Numericable-SFR SA, 7.38%, 5/1/26,
Callable 5/1/21 @ 103.69 (a)(d)	200,000	192,000
		288,875
Germany – 0.6%
IHO Verwaltungs (Schaeffler) GmbH,
4.50%, 9/15/23, Callable 9/15/19
@ 102.25 (a)(d)	200,000	186,250
Guatemala – 0.0%
Central American Bottling Corp.,
5.75%, 1/31/27, Callable 1/31/22
@ 102.88 (a)(d)	10,000	9,855
Indonesia – 0.7%
Majapahit Holding BV,
Registered, 7.75%, 1/20/20	200,000	208,944
Ireland – 1.2%
Avolon Holdings Funding, Ltd.,
5.13%, 10/1/23, Callable 9/1/23
@ 100 (a)(d)	85,000	83,406
Park Aerospace Holdings,
5.25%, 8/15/22 (d)	93,000	92,303
Park Aerospace Holdings,
5.50%, 2/15/24 (d)	181,000	179,235
		354,944
Israel – 0.1%
Teva Pharmaceuticals NE,
3.15%, 10/1/26	50,000	40,735
Lebanon – 0.0%
Lebanon Government International
Bond, Series G, 7.05%, 11/2/35	18,000	13,958
Luxembourg – 3.3%
Altice Luxembourg SA, 7.75%,
5/15/22, Callable 12/10/18
@ 103.88 (a)(d)	200,000	185,000
Camelot Finance SA, 7.88%, 10/15/24,
Callable 10/15/19 @ 103.94 (a)(d)	80,000	79,200
Dana Financing Luxembourg Sarl,
5.75%, 4/15/25, Callable 4/15/20
@ 104.31 (a)(d)	84,000	80,430
Dana Financing Luxembourg Sarl,
6.50%, 6/1/26, Callable 6/1/21
@ 103.25 (a)(d)	33,000	32,464
FAGE International SA,
5.63%, 8/15/26, Callable 8/15/21
@ 102.81 (a)(d)	200,000	183,000
Intelsat Jackson Holdings SA,
8.50%, 10/15/24, Callable 10/15/20
@ 106.38 (a)(d)	157,000	154,252
Telenet Finance Luxembourg Notes
Sarl, 5.50%, 3/1/28, Callable 12/1/22
@ 102.75 (a)(d)	200,000	185,499
Trinseo Materials Operating SCA/
Trinseo Materials Finance, Inc.,
5.38%, 9/1/25, Callable 9/1/20
@ 102.69 (a)(d)	66,000	61,215
		961,060
Mexico – 0.3%
Petroleos Mexicanos,
6.38%, 2/4/21	10,000	10,232
Petroleos Mexicanos,
6.50%, 3/13/27	26,000	25,193
Petroleos Mexicanos,
5.35%, 2/12/28 (d)	23,000	20,491
Petroleos Mexicanos,
6.50%, 1/23/29 (d)	11,000	10,511
Petroleos Mexicanos,
6.75%, 9/21/47	10,000	8,614
Petroleos Mexicanos,
6.35%, 2/12/48 (d)	10,000	8,289
		83,330
Nigeria – 0.1%
Nigeria Government International Bond,
5.63%, 6/27/22	45,000	44,352
Peru – 0.3%
Banco de Credito del Peru,
Registered, 5.38%, 9/16/20	40,000	41,208
BBVA Banco Continental,
Registered, 5.00%, 8/26/22	14,000	14,284
Southern Copper Corp.,
6.75%, 4/16/40	27,000	30,721
Southern Copper Corp.,
5.88%, 4/23/45	5,000	5,212
		91,425
Russian Federation – 1.4%
Gazprom OAO Via Gaz Capital SA,
Registered, 4.95%, 7/19/22	200,000	200,414
LUKOIL International Finance BV,
Registered, 6.66%, 6/7/22	100,000	106,199
VTB Bank OJSC Via VTB Capital SA,
6.55%, 10/13/20	100,000	102,950
		409,563
South Africa – 0.3%
Republic of South Africa,
5.50%, 3/9/20	100,000	101,000
Spain – 0.6%
Banco BIL Vizcaya Arg, 6.12% (USSW5
+ 387 bps), Callable 11/16/27
@ 100 (a)(b)(c)	200,000	172,250

32	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Yankee Dollars, continued

		Principal
		Amount ($)	Value ($)
Sri Lanka – 0.3%
Republic of Sri Lanka,
Registered, 6.25%, 10/4/20		100,000	96,497
Switzerland – 0.7%
UBS Group AG, 7.00% (USSW5
+ 487 bps), Callable 2/19/25
@ 100 (a)(b)(c)		200,000	208,250
Turkey – 1.5%
Republic of Turkey, 7.00%, 3/11/19		200,000	200,822
Republic of Turkey, 7.00%, 6/5/20		173,000	174,118
Republic of Turkey, 7.38%, 2/5/25		62,000	61,452
Republic of Turkey, 6.88%, 3/17/36		32,000	28,450
			464,842
United Arab Emirates – 0.6%
Shelf Drilling Holdings, Ltd.,
8.25%, 2/15/25, Callable 2/15/21
@ 106.19 (a)(d)		178,000	178,445
United Kingdom – 1.3%
Royal Bank of Scotland Group PLC,
8.63% (USSW5 + 760 bps), Callable
8/15/21 @ 100 (a)(b)(c)		200,000	210,250
Virgin Media Finance PLC,
6.00%, 10/15/24, Callable 10/15/19
@ 103 (a)(d)		200,000	195,250
			405,500
Venezuela – 0.1%
Bolivarian Republic of Venezuela,
9.25%, 5/7/28(e)		4,000	1,000
Petroleos de Venezuela SA,
Registered, 9.00%, 11/17/21 (e)		35,000	7,347
Petroleos de Venezuela SA,
Registered, 12.75%, 2/17/22(e)		9,000	1,913
Petroleos de Venezuela SA,
Registered, 6.00%, 5/16/24 (e)		70,000	12,004
Petroleos de Venezuela SA,
Registered, 6.00%, 11/15/26 (e)		63,000	10,868
			33,132
TOTAL YANKEE DOLLARS
(COST $7,369,009)			7,056,006

Corporate Bonds – 50.3%

United States – 50.3%
Acadia Healthcare Co., Inc.,
5.63%, 2/15/23, Callable 12/10/18
@ 104.22 (a)		65,000	65,081
Acadia Healthcare Co., Inc.,
6.50%, 3/1/24, Callable 3/1/19
@ 104.88 (a)		150,000	152,475
Ally Financial, Inc., 4.13%, 3/30/20		135,000	134,831
Ally Financial, Inc., 5.75%, 11/20/25,
Callable 10/21/25 @ 100.00 (a)		3,000	3,075
Ally Financial, Inc., 7.50%, 9/15/20		87,000	92,220
Ally Financial, Inc., 8.00%, 3/15/20		87,000	91,241
American Axle & Manufacturing, Inc.,
6.25%, 4/1/25, Callable 4/1/20
@ 104.69 (a)		93,000	87,769
American Axle & Manufacturing, Inc.,
6.25%, 3/15/26, Callable 3/15/21
@ 103.13 (a)		58,000	54,810
American Axle & Manufacturing, Inc.,
6.50%, 4/1/27, Callable 4/1/22
@ 103.25 (a)		101,000	96,076
American Express Co., 5.20%
(US0003M + 343 bps), Callable
11/15/19 @ 100.00 (a)(b)(c)		65,000	65,000
Andeavor Logistics LP, 6.88%
(US0003M + 465 bps), Callable
2/15/23 @ 100.00 (a)(b)(c)		61,000	59,170
Ascent Resources Utica Holdings LLC/
ARU Finance Corp., 7.00%, 11/1/26,
Callable 11/1/21 @ 103.50 (a)(d)		42,000	40,740
Ball Corp., 4.38%, 12/15/23	EUR	100,000	126,235
Bank of America Corp., 6.50%
(US0003M + 417 bps), Callable
10/23/24 @ 100.00 (a)(b)(c)		75,000	79,534
Blue Cube Spinco, Inc.,
9.75%, 10/15/23, Callable
10/15/20 @ 102.44 (a)		88,000	97,900
Blue Cube Spinco, Inc.,
10.00%, 10/15/25, Callable
10/15/20 @ 105.00 (a)		28,000	31,710
Blue Racer Mid LLC, 6.63%, 7/15/26,
Callable 7/15/21 @ 104.97 (a)(d)		40,000	40,600
Blue Racer Midstream LLC,
6.13%, 11/15/22, Callable 12/10/18
@ 103.06 (a)(d)		173,000	176,459
Blueline Rental Finance Corp./Blueline
Rental LLC, 9.25%, 3/15/24 (d)		175,000	182,657
Boyd Gaming Corp., 6.88%, 5/15/23,
Callable 11/26/18 @ 105.16 (a)		115,000	119,456
Boyne USA, Inc., 7.25%, 5/1/25,
Callable 5/1/21 @ 103.63 (a)(d)		60,000	62,550
Buckeye Partners LP, 6.38%
(US0003M + 402 bps), 1/22/78,
Callable 1/22/23 @ 100.00 (a)(c)		33,000	30,211
Cablevision Systems Corp.,
5.88%, 9/15/22		174,000	174,870
Calpine Corp., 5.75%, 1/15/25, Callable
10/15/19 @ 102.88 (a)		180,000	160,839
Calpine Corp., 6.00%, 1/15/22, Callable
12/10/18 @ 101.50 (a)(d)		75,000	75,375
Capital One Financial Corp., 5.55%
(US0003M + 380 bps), Callable
6/1/20 @ 100.00 (a)(b)(c)		120,000	121,200
Carmike Cinemas, Inc., 6.00%,
6/15/23, Callable 12/10/18
@ 104.50 (a)(d)		110,000	111,100
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20,
Callable 11/19/18 @ 100.00 (a)		16,000	16,027
CCO Holdings LLC, 5.00%, 2/1/28,
Callable 8/1/22 @ 102.50 (a)(d)		134,000	125,123

See notes to financial statements.	HSBC FAMILY OF FUNDS	33

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
CCO Holdings LLC, 5.13%, 5/1/23,
Callable 12/10/18 @ 103.84(a)(d)	164,000	163,180
CCO Holdings LLC, 5.75%, 1/15/24,
Callable 12/10/18 @ 102.88(a)	100,000	101,000
Cemex Finance LLC, Registered,
6.00%, 4/1/24, Callable 4/1/19
@ 103.00 (a)	200,000	199,549
Centene Corp., 4.75%, 5/15/22,
Callable 5/15/19 @ 102.38 (a)	14,000	14,018
Centene Corp., 6.13%, 2/15/24,
Callable 2/15/19 @ 104.59 (a)	73,000	76,285
Centene Escrow I Corp., 5.38%,
6/1/26, Callable 6/1/21
@ 104.03 (a)(d)	85,000	86,275
CenturyLink, Inc., 6.75%, 12/1/23	96,000	97,920
Cheniere Energy Partners, 5.25%,
10/1/25, Callable 10/1/20
@ 102.63 (a)	38,000	37,288
Citigroup, Inc., 5.87% (US0003M +
406 bps), Callable 3/27/20
@ 100.00 (a)(b)(c)	70,000	70,963
Clearwater Paper Corp., 5.38%,
2/1/25 (d)	202,000	185,335
Cleveland-Cliffs, Inc., 5.75%, 3/1/25,
Callable 3/1/20 @ 104.31 (a)	149,000	140,805
CSC Holdings LLC, 5.25%, 6/1/24	200,000	192,749
DCP Midstream LLC, 8.13%,
8/16/30	77,000	89,705
DCP Midstream Partners, 7.37%
(US0003M + 515 bps), Callable
12/15/22 @ 100.00 (a)(b)(c)	221,000	211,745
Dell, Inc., 7.10%, 4/15/28	109,000	115,132
Delta Merger Sub, Inc., 6.00%,
9/15/26, Callable 9/15/21
@ 104.50 (a)(d)	52,000	51,025
Diamond 1 Finance/Diamond 2,
5.88%, 6/15/21, Callable 11/26/18
@ 102.94 (a)(d)	19,000	19,262
Diamond 1 Finance/Diamond 2, 7.13%,
6/15/24, Callable 6/15/19
@ 105.34 (a)(d)	74,000	78,315
DISH DBS Corp., 5.88%, 7/15/22	195,000	184,274
Eagle Holding Co. II LLC, 7.63%,
5/15/22, Callable 12/10/18
@ 102.00 (a)(d)	193,000	193,965
Eldorado Resorts, Inc., 7.00%, 8/1/23,
Callable 12/10/18 @ 105.25 (a)	135,000	141,750
Energy Transfer Partners LP, 6.25%
(US0003M + 418 bps), Callable
2/15/23 @ 100.00 (a)(b)(c)	83,000	77,605
EnLink Midstream Partners LP, 6.00%
(US0003M + 411 bps), Callable
12/15/22 @ 100.00 (a)(b)(c)	197,000	171,611
Enterprise Merger Sub In, 8.75%,
10/15/26, Callable 10/15/21
@ 104.38 (a)(d)	177,000	171,690
Equinix, Inc., 2.88%, 10/1/25, Callable
10/1/20 @ 101.44 (a)	100,000	110,943
Exela Intermediate LLC Exela Finance,
Inc., 10.00%, 7/15/23, Callable
7/15/20 @ 105.00 (a)(d)	71,000	73,819
First Data Corp., 7.00%, 12/1/23,
Callable 12/1/18 @ 103.50 (a)(d)	200,000	207,400
Flex Acquisition Co., Inc., 7.88%,
7/15/26, Callable 7/15/21
@ 103.94 (a)(d)	77,000	74,328
Freeport-McMoRan, Inc., 3.88%,
3/15/23, Callable 12/15/22
@ 100.00 (a)	44,000	40,700
Freeport-McMoRan, Inc., 6.88%,
2/15/23, Callable 2/15/20
@ 103.44 (a)	18,000	18,833
Genesis Energy LP, 5.63%, 6/15/24,
Callable 6/15/19 @ 102.81 (a)	40,000	36,200
Genesis Energy LP, 6.00%, 5/15/23,
Callable 12/10/18 @ 104.50 (a)	100,000	94,250
Genesis Energy LP, 6.75%, 8/1/22,
Callable 12/10/18 @ 103.38 (a)	76,000	76,380
Golden Nugget, Inc., 6.75%, 10/15/24,
Callable 10/15/19 @ 103.38 (a)(d)	99,000	98,753
Golden Nugget, Inc., 8.75%, 10/1/25,
Callable 10/1/20 @ 104.38 (a)(d)	256,000	263,039
Goldman Sachs Group, Inc., 5.00%
(US0003M + 287 bps), Callable
11/10/22 @ 100.00 (a)(b)(c)	85,000	78,396
Gulfport Energy Corp., 6.38%, 5/15/25,
Callable 5/15/20 @ 104.78 (a)	77,000	73,150
Gulfport Enregy Corp., 6.00%,
10/15/24, Callable 10/15/19
@ 104.50 (a)	196,000	183,749
Halcon Resources Corp., 6.75%,
2/15/25, Callable 2/15/20
@ 105.06 (a)	92,000	83,720
HCA Healthcare, Inc., 5.88%, 2/15/26,
Callable 8/15/25 @ 100.00 (a)	200,000	204,499
HCA Holdings, Inc., 6.50%, 2/15/20	70,000	72,275
HCA, Inc., 5.38%, 9/1/26, Callable
3/1/26 @ 100.00 (a)	15,000	14,888
HCA, Inc., 7.50%, 2/15/22	64,000	69,440
Herc Rentals, Inc., 7.50%, 6/1/22,
Callable 6/1/19 @ 103.75 (a)(d)	61,000	63,440
Infor, Inc., 5.75%, 8/15/20, Callable
11/26/18 @ 101.44 (a)(d)	5,000	5,056
Infor, Inc., 6.50%, 5/15/22, Callable
11/26/18 @ 103.25 (a)	125,000	124,688
Inventiv Group Holdings, Inc., 7.50%,
10/1/24, Callable 10/1/19
@ 103.75 (a)(d)	79,000	83,148
Jacobs Entertainment, Inc., 7.88%,
2/1/24, Callable 2/1/20
@ 105.91 (a)(d)	138,000	145,417
Jaguar Holding Co. II, 6.38%, 8/1/23,
Callable 12/10/18 @ 104.78 (a)(d)	69,000	68,979

34	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Corporate Bonds, continued

		Principal
		Amount ($)	Value ($)
United States – continued
JPMorgan Chase & Co., 6.00%
(US0003M + 330 bps), Callable
8/1/23 @ 100.00 (a)(b)(c)		85,000	85,424
Level 3 Communications, 5.75%,
12/1/22, Callable 12/10/18
@ 101.44 (a)		96,000	95,740
Level 3 Financing, Inc., 5.13%, 5/1/23,
Callable 12/10/18 @ 102.56 (a)		90,000	89,325
Level 3 Financing, Inc., 5.38%, 5/1/25,
Callable 5/1/20 @ 102.69 (a)		39,000	38,074
Level 3 Financing, Inc., 5.38%,
1/15/24, Callable 1/15/19
@ 102.69 (a)		24,000	23,760
LifePoint Health, Inc., 5.38%, 5/1/24,
Callable 5/1/19 @ 104.03 (a)		119,000	124,807
M/I Homes, Inc., 5.63%, 8/1/25,
Callable 8/1/20 @ 104.22 (a)		34,000	31,280
Matador Resources Co., 5.88%,
9/15/26, Callable 9/15/21
@ 104.41 (a)(d)		51,000	49,853
Match Group, Inc., 6.38%, 6/1/24,
Callable 6/1/19 @ 104.78 (a)		91,000	94,640
MGM Growth/MGM Finance,
5.63%, 5/1/24, Callable 2/1/24
@ 100.00 (a)		38,000	38,048
MGM Resorts International,
5.75%, 6/15/25, Callable 3/15/25
@ 100.00 (a)		100,000	97,500
MPH Acquisition Holdings LLC,
7.13%, 6/1/24, Callable 6/1/19
@ 105.34 (a)(d)		66,000	67,044
MPT Operating Partnership LP,
5.00%, 10/15/27, Callable 10/15/22
@ 102.50 (a)		115,000	108,066
MPT Operating Partnership LP,
5.25%, 8/1/26, Callable 8/1/21
@ 102.63 (a)		20,000	19,300
Navient Corp., 7.25%, 9/25/23		49,000	50,979
Navient Corp., 7.25%, 1/25/22, MTN		150,000	156,000
Navistar International Corp., 6.63%,
11/1/25, Callable 11/1/20
@ 103.31 (a)(d)		85,000	86,700
Nine Energy Service, Inc., 8.75%,
11/1/23, Callable 11/1/20
@ 104.38 (a)(d)		25,000	25,375
Outfront Media Capital LLC, 5.25%,
2/15/22, Callable 12/10/18
@ 102.63 (a)		130,000	130,935
Owens-Brockway Packaging, Inc.,
6.38%, 8/15/25 (d)		100,000	100,500
Party City Holdings, Inc., 6.63%,
8/1/26, Callable 8/1/21
@ 103.31 (a)(d)		86,000	83,635
PBF Holding Co. LLC, 7.00%, 11/15/23,
Callable 12/10/18 @ 105.25 (a)		133,000	137,323
PBF Holding Co. LLC, 7.25%, 6/15/25,
Callable 6/15/20 @ 105.44 (a)		90,000	92,700
PBF Logistics LP, 6.88%, 5/15/23,
Callable 12/10/18 @ 105.16 (a)		130,000	132,275
Pilgrim’s Pride Corp., 5.75%, 3/15/25,
Callable 3/15/20 @ 102.88 (a)(d)		121,000	112,833
Pilgrim’s Pride Corp., 5.88%, 9/30/27,
Callable 9/30/22 @ 102.94 (a)(d)		96,000	87,120
Pisces Midco, Inc., 8.00%, 4/15/26,
Callable 4/15/21 @ 104.00 (a)(d)		135,000	131,119
Plains All American Pipeline LP, 6.12%
(US0003M + 411 bps), Callable
11/15/22 @ 100.00 (a)(b)(c)		73,000	68,620
Plastipak Holdings, Inc., 6.25%,
10/15/25, Callable 10/15/20
@ 103.13 (a)(d)		127,000	116,205
Polaris Intermediate Corp., 8.50%,
12/1/22, Callable 6/1/19
@ 104.00 (a)(d)		118,000	120,950
Prestige Brands, Inc., 6.38%, 3/1/24,
Callable 3/1/19 @ 104.78 (a)(d)		250,000	246,875
Quintiles IMS, Inc., Registered, 3.50%,
10/15/24, Callable 10/15/19
@ 101.75 (a)	EUR	100,000	116,247
Rayonier Am Prod, Inc., 5.50%, 6/1/24,
Callable 6/1/19 @ 102.75 (a)(d)		86,000	80,410
Refinitiv US Holdings, Inc., 4.50%,
5/15/26, Callable 11/15/21
@ 102.25 (a)(d)	EUR	200,000	226,480
Refinitiv US Holdings, Inc., 6.25%,
5/15/26, Callable 11/15/21
@ 103.13 (a)(d)		41,000	40,795
Refinitiv US Holdings, Inc., 8.25%,
11/15/26, Callable 11/15/21
@ 104.13 (a)(d)		87,000	84,390
Rose Rock Midstream LP, 5.63%,
11/15/23, Callable 5/15/19
@ 102.81 (a)		61,000	57,645
Sanchez Energy Corp., 6.13%, 1/15/23,
Callable 12/10/18 @ 103.06 (a)		411,000	153,098
Sanchez Energy Corp., 7.25%, 2/15/23,
Callable 2/15/20 @ 103.63 (a)(d)		70,000	63,875
Sealed Air Corp., Registered, 4.50%,
9/15/23, Callable 6/15/23
@ 100.00 (a)	EUR	100,000	125,359
Select Medical Holdings Corp., 6.38%,
6/1/21, Callable 12/10/18
@ 101.59 (a)		134,000	135,173
SemGroup Corp., 6.38%, 3/15/25,
Callable 3/15/20 @ 103.19 (a)		139,000	134,483
SemGroup Corp., 7.25%, 3/15/26,
Callable 3/15/21 @ 103.63 (a)		28,000	27,335
Seminole Hard Rock Entertainment,
Inc., 5.88%, 5/15/21, Callable
12/10/18 @ 101.47 (a)(d)		125,000	124,688
Sirius XM Radio, Inc., 6.00%, 7/15/24,
Callable 7/15/19 @ 103.00 (a)(d)		75,000	76,673
Southwestern Energy Co., 4.10%,
3/15/22, Callable 12/15/21
@ 100.00 (a)		35,000	34,475
Springleaf Finance Corp., 6.88%,
3/15/25		88,000	84,260
Sprint Capital Corp., 6.88%, 11/15/28		30,000	29,475

See notes to financial statements.	HSBC FAMILY OF FUNDS 35

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
Sprint Communications, Inc., 6.00%,
11/15/22	125,000	126,172
Sprint Corp., 7.63%, 3/1/26, Callable
11/1/25 @ 100.00 (a)	43,000	44,532
Sprint Corp., 7.88%, 9/15/23	328,000	350,140
Surgery Center Holdings, Inc., 8.88%,
4/15/21, Callable 12/10/18
@ 106.66 (a)(d)	95,000	97,613
Targa Resources Partners, 5.00%,
1/15/28, Callable 1/15/23
@ 102.50 (a)	64,000	60,640
Targa Resources Partners LP, 6.75%,
3/15/24, Callable 9/15/19
@ 103.38 (a)	31,000	32,473
Taylor Morrison Communities, Inc.,
5.88%, 4/15/23, Callable 1/15/23
@ 100.00 (a)(d)	110,000	108,625
Tempo Acquisition Ll/Fi, 6.75%,
6/1/25, Callable 6/1/20
@ 103.38 (a)(d)	167,000	159,017
Tenet Healthcare Corp., 6.00%,
10/1/20	115,000	117,766
Tenet Healthcare Corp., 8.13%, 4/1/22	245,000	255,105
Tennessee Merger Sub, Inc., 6.38%,
2/1/25, Callable 2/1/20
@ 103.19 (a)(d)	48,000	41,280
The Chemours Co., 5.38%, 5/15/27,
Callable 2/15/27 @ 100.00 (a)	65,000	60,450
The Chemours Co., 6.63%, 5/15/23,
Callable 12/10/18 @ 104.97 (a)	39,000	39,878
T-Mobile US, Inc., 6.00%, 4/15/24,
Callable 4/15/19 @ 104.50 (a)	5,000	5,125
T-Mobile US, Inc., 6.50%, 1/15/24,
Callable 1/15/19 @ 103.25 (a)	150,000	155,250
Tribune Media Co., 5.88%, 7/15/22,
Callable 11/20/18 @ 102.94 (a)	110,000	111,375
Tronox, Inc., 6.50%, 4/15/26, Callable
4/15/21 @ 103.25 (a)(d)	105,000	96,075
United Rentals North America, Inc.,
4.63%, 7/15/23, Callable 12/10/18
@ 103.47 (a)	85,000	84,256
United Rentals North America, Inc.,
6.50%, 12/15/26, Callable 12/15/21
@ 103.25 (a)	105,000	106,181
Wand Merger Corp., 8.13%, 7/15/23,
Callable 7/15/20 @ 104.06 (a)(d)	126,000	128,205
Warrior Met Coal, Inc., 8.00%, 11/1/24,
Callable 11/1/20 @ 104.00 (a)(d)	203,000	208,582
Waste Pro USA, Inc., 5.50%, 2/15/26,
Callable 2/15/21 @ 104.13 (a)(d)	113,000	107,068
William Lyon Homes, Inc., 6.00%,
9/1/23, Callable 9/1/20
@ 103.00 (a)	12,000	10,950
Wyndham Worldwide Corp.,
6.35%, 10/1/25, Callable 7/1/25
@ 100.00 (a)	98,000	97,510
Zayo Group LLC/Zayo Capital LLC,
5.75%, 1/15/27, Callable 1/15/22
@ 102.88 (a)(d)	23,000	22,545
Zayo Group LLC/Zayo Capital LLC,
6.00%, 4/1/23, Callable 12/10/18
@ 104.50 (a)	125,000	127,499
Zayo Group LLC/Zayo Capital LLC,
6.38%, 5/15/25, Callable 5/15/20
@ 103.19(a)	75,000	76,688
		15,180,136
TOTAL CORPORATE BONDS
(COST $15,645,994)		15,180,136

Exchange Traded Fund — 4.2%

	Shares
iShares JPMorgan USD Emerging
Markets Bond ETF	11,969	1,252,676
TOTAL EXCHANGE TRADED FUND
(COST $1,336,572)		1,252,676

Investment Companies – 7.4%

Northern Institutional Government
Assets Portfolio, Institutional
Shares, 1.87%(f)	2,162,760	2,162,760
Northern Institutional Government
Select Portfolio, Institutional
Shares, 1.92%(f)	52,444	52,444
TOTAL INVESTMENT COMPANIES
(COST $2,215,204)		2,215,204
TOTAL INVESTMENTS IN
SECURITIES
(COST $30,473,638) – 98.1%		29,547,684
Other Assets (Liabilities) – 1.9%		568,434
NET ASSETS – 100%		$30,116,118
____________________

†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
(b)	Securities are perpetual and, thus, do not have a predetermined maturity date.
(c)	Floating or variable rate security linked to the referenced benchmark. The rate presented represents the rate in effect on October 31, 2018.
(d)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(e)	Defaulted security.
(f)	The rate represents the annualized one day yield that was in effect on October 31, 2018.

36 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

bps - Basis Points
ETF - Exchange-Traded Fund
EUAMDB10 - EU LIBOR 10 Year
EUR - Euro
EUR003M - 3 Month EUR LIBOR
EUSA5 - Euro 5 Year Swap Rate
EUSA8 - Euro 8 Year Swap Rate
EUSA10 - Euro 10 Year Swap Rate
EUSA12 - Euro 12 Year Swap Rate
LLC - Limited Liability Company
MTN - Medium Term Note
SpA - Standby Purchase Agreement
ULC - Unlimited Liability Co.
US0003M - 3 Month US Dollar LIBOR
USSW5 - USD 5 Year Swap Rate
USSW10 - USD 10 Year Swap Rate

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2018:

Percentage of Net Assets
Industry	at Value (%)
Oil, Gas & Consumable Fuels	10.9
Diversified Financial Services	9.1
Investment Companies	7.4
Health Care Providers & Services	6.1
Banks	5.4
Hotels, Restaurants & Leisure	5.2
Exchange Traded Fund	4.2
Media	4.2
Diversified Telecommunication
Services	3.5
Sovereign Bond	3.5
Metals & Mining	3.4
Chemicals	3.0
Electric Utilities	2.7
Consumer Finance	2.6
Containers & Packaging	2.5
Wireless Telecommunication Services	2.4
Insurance	2.1
IT Services	2.1
Auto Components	1.8
Trading Companies & Distributors	1.5
Equity Real Estate Investment Trusts	1.4
Food Products	1.3
Pharmaceuticals	1.0
Commercial Services & Supplies	1.0
Capital Markets	1.0
Household Durables	0.9
Independent Power and Renewable
Electricity Producers	0.8
Technology Hardware, Storage &
Peripherals	0.8
Life Sciences Tools & Services	0.7
Machinery	0.7
Energy Equipment & Services	0.7
Paper & Forest Products	0.6
Multi-Utilities	0.4
Thrifts & Mortgage Finance	0.4
Entertainment	0.4
Software	0.4
Building Products	0.4
Road & Rail	0.4
Specialty Retail	0.3
Aerospace & Defense	0.3
Interactive Media & Services	0.3
Automobiles	0.2
Real Estate Management &
Development	0.1
Beverages	—
Total	98.1

See notes to financial statements.	HSBC FAMILY OF FUNDS 37

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Futures Contracts Purchased

				Value and Unrealized
			Notional	Appreciation/
	Number of	Expiration	Amount	(Depreciation)
Description	Contracts	Date	($)	($)
10-Year US Treasury Note Futures	3	12/19/18	355,313	(5,726)
			355,313	(5,726)

	Total unrealized appreciation			$—
	Total unrealized depreciation			(5,726)
	Total net unrealized appreciation/
	(depreciation)			$(5,726)

Credit Default Swap Agreements - Sell Protection(a)

			Implied
			Credit					Upfront
			Spread at					Premiums	Unrealized
	Receive		October 31,			Notional		Paid/	Appreciation/
	Fixed	Payment	2018		Expiration	Amount	Value	(Received)	(Depreciation)
Underlying Instrument	Rate (%)	Frequency	(%)(b)	Counterparty	Date	($)(c)	($)	($)	($)
CDX Emerging Markets
Index, Series 25*	1.00	Quarterly	1.27	Bank of America	6/20/21	316,350**	(1,819)	(22,247)	20,428
							(1,819)	(22,247)	20,428

					Total swap agreements at value (assets)				$—
					Total swap agreements at value (liabilities)				(1,819)
					Net swap agreements at value				$(1,819)

Centrally Cleared Credit Default Swap Agreements - Sell Protection(a)

			Implied
			Credit				Upfront
			Spread at				Premiums	Unrealized
	Receive		October 31,		Notional		Paid/	Appreciation/
	Fixed	Payment	2018	Expiration	Amount	Value	(Received)	(Depreciation)
Underlying Instrument	Rate (%)	Frequency	(%)(b)	Date	($)(c)	($)	($)	($)
CDX N.A. High Yield Index, Series 31	5.00	Daily	3.73	12/20/23	200,000	10,680	9,620	1,060
						10,680	9,620	1,060

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront or daily payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount of future payments that the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement. Alternatively, the notional amount represents the maximum potential amount of payment the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.
*	As of October 31, 2018, the CDX Emerging Markets Index, Series 25 included securities which had defaulted and represented 5% of the Index.
**	Reflects the notional amount after the default of securities.

38 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Forward Currency Exchange Contracts - Short Contracts

						Net Unrealized
						Appreciation/
Description and amount of		Description and amount			Settlement	(Depreciation)
currency to be purchased		of currency to be sold		Counterparty	Date	($)
U.S. Dollar	175,000	European Euro	150,965	Bank of America	11/2/18	4,047
U.S. Dollar	4,590,865	European Euro	3,957,000	UBS AG	11/2/18	109,958
U.S. Dollar	4,658,299	European Euro	4,108,000	UBS AG	12/4/18	(6,800)
						107,205

			Total unrealized appreciation			$114,005
			Total unrealized depreciation			(6,800)
			Total net unrealized appreciation/(depreciation)			$107,205

See notes to financial statements.	HSBC FAMILY OF FUNDS 39

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2018

Foreign Bonds – 21.0%

	Principal
	Amount †	Value ($)
Belgium – 0.4%
AG Insurance SA-NV, 3.50%, 6/30/47,
Callable 6/30/27 @ 100 (a)	100,000	111,972
France – 6.9%
AXA SA, Series E, 3.94% (EUSA10 +
390 bps), Callable 11/7/24
@ 100 (a)(b)(c)	100,000	117,770
Banque Federative du Credit Mutuel
SA, Series E, 3.00%, 5/21/24	100,000	120,390
BNP Paribas Cardif SA, 4.03%
(EUR003M + 393 bps), Callable
11/25/25 @ 100 (a)(b)(c)	200,000	233,817
BPCE SA, 2.75% (EUSA5 + 183 bps),
7/8/26, Callable 7/8/21 @ 100 (a)(c)	200,000	236,360
Credit Agricole SA, 6.50% (EUSA5
+ 512 bps), Callable 6/23/21
@ 100 (a)(b)(c)	150,000	183,024
Crown European Holdings, Registered,
4.00%, 7/15/22, Callable 4/15/22
@ 100 (a)	100,000	124,564
Electricite de France SA, Series E,
5.38% (EUSA12 + 379 bps), Callable
1/29/25 @ 100 (a)(b)(c)	100,000	120,507
GDF SUEZ, Series N10, 3.88%
(EUSA10 + 290 bps), Callable 6/2/24
@ 100 (a)(b)(c)	100,000	118,464
GDF SUEZ, 4.75% (EUSA8 + 342 bps),
Callable 7/10/21 @ 100 (a)(b)(c)	100,000	122,676
Novalis SAS, Registered, 3.00%,
4/30/22, Callable 12/12/18
@ 101.5 (a)	100,000	114,939
Orange SA, 4.25% (EUSA5 + 308 bps),
Callable 2/7/20 @ 100 (a)(b)(c)	100,000	117,573
Societe Generale, 2.50% (EUSA5 +
183 bps), 9/16/26, Callable 9/16/21
@ 100 (a)(c)	100,000	116,950
Total SA, 2.25% (EUSA5 + 186 bps),
Callable 2/26/21 @ 100 (a)(b)(c)	125,000	144,593
		1,871,627
Germany – 5.7%
Bayer AG, Series E, 3.00% (EUSA5
+ 218 bps), 7/1/75, Callable 7/1/20
@ 100 (a)(c)	150,000	172,106
Bertelsmann SE & Co. KGaA, 3.00%
(EUSA5 + 264 bps), 4/23/75,
Callable 4/23/23 @ 100 (a)(c)	100,000	113,029
BMW Finance NV, Series E,
1.00%, 2/15/22	150,000	173,824
Commerzbank AG, Series E,
4.00%, 3/30/27	100,000	119,311
HeidelbergCement AG,
8.50%, 10/31/19	150,000	184,125
Talanx AG, Series E, 8.37%
(EUR003M + 706 bps), 6/15/42,
Callable 6/15/22 @ 100 (a)(c)	200,000	276,979
Unitymedia GmbH, Registered,
6.25%, 1/15/29, Callable 1/15/21
@ 103.13 (a)	135,000	171,929
Volkswagen AG, 5.13% (EUSA10
+ 335 bps), Callable 9/4/23
@ 100 (a)(b)(c)	175,000	214,271
ZF Friedrichshafen AG,
2.75%, 4/27/23	100,000	118,300
		1,543,874
Ireland – 0.4%
Bank of Ireland, Series E, 4.25%
(EUSA5 + 355 bps), 6/11/24, Callable
6/11/19 @ 100 (a)(c)	100,000	115,369
Italy – 3.4%
Enel SpA, 5.00% (EUSA5 + 365 bps),
1/15/75, Callable 1/15/20
@ 100 (a)(c)	100,000	117,757
Eni SpA, Series E, 0.75%, 5/17/22	150,000	171,515
EXOR SpA, 2.50%, 10/8/24	100,000	117,949
Intesa Sanpaolo SpA, Series E,
6.63%, 9/13/23	150,000	189,202
Snam SpA, 1.25%, 1/25/25	200,000	218,419
Wind Tre SpA, 3.13%, 1/20/25,
Callable 11/3/20 @ 101.56 (a)(d)	100,000	103,048
		917,890
Netherlands – 1.8%
Aegon NV, Series E, 4.00% (EUR003M
+ 335 bps), 4/25/44, Callable 4/25/24
@ 100 (a)(c)	100,000	117,486
Cooperatieve Rabobank UA, Series E,
4.13%, 9/14/22	100,000	127,213
Fresenius SE & Co. KGaA, Registered,
3.00%, 2/1/21	100,000	120,289
Wolters Kluwer NV, 2.50%, 5/13/24,
Callable 2/13/24 @ 100 (a)	100,000	123,081
		488,069
Spain – 0.4%
Santander Issuances, Series E,
2.50%, 3/18/25	100,000	113,048
Switzerland – 1.2%
Credit Suisse Group AG, 1.25% (EUSA1
+ 75 bps), 7/17/25, Callable 7/17/24
@ 100 (a)(c)	100,000	111,538
UBS Group Funding Switzerland AG,
1.50%, 11/30/24, Callable 11/30/23
@ 100 (a)	200,000	229,173
		340,711

40 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Foreign Bonds, continued

	Principal
	Amount †	Value ($)
United Kingdom – 0.8%
CNH Industrial Finance Europe SA,
Series E, 1.75%, 9/12/25, Callable
6/12/25 @ 100 (a)	EUR 100,000	111,511
FCE Bank PLC, Series E,
1.11%, 5/13/20	EUR 100,000	114,132
		225,643
TOTAL FOREIGN BONDS
(COST $ 5,705,357)		5,728,203

Yankee Dollars – 37.7%

	Principal
	Amount ($)
Argentina – 1.8%
Provincia de Buenos Aires,
6.50%, 2/15/23	34,000	29,070
Provincia de Buenos Aires,
Registered, 6.50%, 2/15/23	174,000	148,770
Republic of Argentina,
5.63%, 1/26/22	110,000	99,000
Republic of Argentina,
6.88%, 1/26/27	12,000	10,038
Republic of Argentina,
5.88%, 1/11/28	28,000	21,700
Republic of Argentina,
6.88%, 1/11/48	146,000	107,675
Republic of Argentina,
7.13%, 6/28/17	24,000	17,880
YPF SA, 7.00%, 12/15/47,
Callable 6/15/47 @ 100 (a)(d)	30,000	22,746
YPF Sociedad Anonima,
Registered, 8.50%, 3/23/21	22,000	22,209
		479,088
Australia – 0.1%
Westpac Banking Corp., 5.00%
(USISDA05 + 289 bps), Callable
9/21/27 @ 100 (a)(b)(c)	35,000	30,618
Bahamas – 0.2%
Silversea Cruise Finance, 7.25%,
2/1/25, Callable 2/1/20
@ 105.44 (a)(d)	48,000	51,720
Bermuda – 0.4%
Aircastle, Ltd., 5.50%, 2/15/22	100,000	103,533
VOC Escro, Ltd., 5.00%, 2/15/28,
Callable 2/15/23 @ 102.5 (a)(d)	3,000	2,820
		106,353
Brazil – 2.2%
Banco Do Brasil (Cayman), Registered,
6.00%, 1/22/20	100,000	102,375
Centrais Eletricas Brasileiras SA,
Registered, 6.88%, 7/30/19	100,000	101,800
Federal Republic of Brazil,
8.25%, 1/20/34	35,000	41,913
Federal Republic of Brazil,
5.63%, 1/7/41	100,000	92,050
Petrobras Global Finance BV,
6.13%, 1/17/22	18,000	18,653
Petrobras Global Finance BV,
6.00%, 1/27/28	62,000	58,838
Petrobras Global Finance BV,
5.75%, 2/1/29	115,000	106,374
Vale Overseas, Ltd.,
6.88%, 11/21/36	52,000	57,735
Yamana Gold, Inc., 4.63%, 12/15/27,
Callable 9/15/27 @ 100 (a)	20,000	18,519
		598,257
Canada – 1.8%
Bank of Montreal, 3.80% (USSW5 +
143 bps), 12/15/32, Callable 12/15/27
@ 100 (a)(c)	25,000	22,914
Bank of Nova Scotia, 4.65% (US0003M
+ 265 bps), Callable 10/12/22
@ 100 (a)(b)(c)	20,000	18,424
Cascades, Inc., 5.50%, 7/15/22,
Callable 12/10/18 @ 102.75 (a)(d)	4,000	3,970
CCL Industries, Inc., 3.25%, 10/1/26,
Callable 7/1/26 @ 100 (a)(d)	30,000	27,243
Enbridge, Inc., 5.50% (US0003M + 342
bps), 7/15/77, Callable 7/15/27
@ 100 (a)(c)	55,000	48,891
Enbridge, Inc., 6.25% (US0003M + 364
bps), 3/1/78, Callable 3/1/28
@ 100 (a)(c)	15,000	14,043
GFL Environmental, Inc., 5.38%,
3/1/23, Callable 3/1/20
@ 102.69 (a)(d)	8,000	7,340
Hudbay Minerals, Inc., 7.25%, 1/15/23,
Callable 7/15/19 @ 103.63 (a)(d)	1,000	995
Hudbay Minerals, Inc., 7.63%, 1/15/25,
Callable 1/15/20 @ 105.72 (a)(d)	46,000	46,114
Iamgold Corp., 7.00%, 4/15/25, Callable
4/15/20 @ 105.25 (a)(d)	24,000	23,790
Kinross Gold Corp., 4.50%, 7/15/27,
Callable 4/15/27 @ 100 (a)	50,000	44,750
Mattamy Group Corp., 6.88%,
12/15/23, Callable 12/15/19
@ 103.44 (a)(d)	18,000	17,528
Mattamy Group Corp., 6.50%, 10/1/25,
Callable 10/1/20 @ 104.88 (a)(d)	6,000	5,640
Mountain Province Diamonds, Inc.,
8.00%, 12/15/22, Callable 12/15/19
@ 104 (a)(d)	28,000	28,420
New Gold, Inc., 6.25%, 11/15/22,
Callable 11/20/18 @ 103.13 (a)(d)	35,000	30,450
New Gold, Inc., 6.38%, 5/15/25,
Callable 5/15/20 @ 104.78 (a)(d)	18,000	14,423
Northwest Acquisitions ULC, 7.13%,
11/1/22, Callable 11/1/19
@ 103.56 (a)(d)	12,000	12,082

See notes to financial statements.	HSBC FAMILY OF FUNDS 41

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Canada – continued
Nova Chemicals Corp., 5.25%, 8/1/23,
Callable 12/10/18 @ 102.63 (a)(d)	22,000	21,230
Nova Chemicals Corp., 4.88%, 6/1/24,
Callable 3/3/24 @ 100 (a)(d)	10,000	9,188
Nova Chemicals Corp., 5.00%, 5/1/25,
Callable 1/31/25 @ 100 (a)(d)	17,000	15,470
Nova Chemicals Corp., 5.25%, 6/1/27,
Callable 3/3/27 @ 100 (a)(d)	65,000	58,662
Transcanada Trust, 5.30% (US0003M +
321 bps), 3/15/77, Callable 3/15/27
@ 100 (a)(c)	10,000	9,150
		480,717
Chile – 0.1%
Codelco, Inc., 5.63%, 9/21/35 (d)	35,000	37,100
China – 3.8%
China Overseas Finance KY II,
5.50%, 11/10/20	200,000	205,820
CNOOC Finance (2003), Ltd.,
5.50%, 5/21/33	50,000	54,238
CNOOC Finance (2013), Ltd.,
3.00%, 5/9/23	200,000	190,943
ICBCIL Finance Co., Ltd.,
2.60%, 11/13/18 (d)	200,000	199,958
Sinopec Group Overseas Development
(2012), Ltd. Registered,
3.90%, 5/17/22	200,000	199,678
State Grid Overseas Investment (2016),
Ltd., 2.25%, 5/4/20	200,000	195,976
		1,046,613
Colombia – 1.1%
Bancolombia SA, 6.13%, 7/26/20	20,000	20,700
Bancolombia SA, 5.13%, 9/11/22	20,000	20,100
Republic of Colombia, 8.13%,
5/21/24	229,000	269,533
		310,333
Costa Rica – 0.6%
Costa Rica Government,
Registered, 4.25%, 1/26/23	200,000	174,500
Croatia – 0.4%
Republic of Croatia,
Registered, 6.75%, 11/5/19	100,000	103,045
Egypt – 0.7%
Egypt Government International Bond,
Registered, 7.50%, 1/31/27	200,000	195,564
El Salvador – 0.0%
Republic of El Salvador,
Registered, 7.65%, 6/15/35	10,000	9,163
Germany – 0.2%
Deutsche Bank AG/New York NY,
2.70%, 7/13/20	55,000	53,740
Ghana – 0.7%
Republic of Ghana, Registered,
7.88%, 8/7/23	200,000	203,766
Guatemala – 0.1%
Central American Bottling Corp.,
5.75%, 1/31/27, Callable 1/31/22
@ 102.88 (a)(d)	19,000	18,725
Hong Kong – 0.7%
CK Hutchison Capital Securities 17, Ltd.,
4.00% (H15T5Y + 207 bps), Callable
5/12/22 @ 100 (a)(b)(c)(d)	200,000	191,095
Hungary – 0.1%
Republic of Hungary,
6.25%, 1/29/20	20,000	20,650
India – 1.5%
Export-Import BK India,
Series E, 2.75%, 8/12/20	200,000	196,047
State Bank India, Registered,
3.62%, 4/17/19	200,000	200,005
		396,052
Indonesia – 2.3%
Republic of Indonesia,
5.88%, 3/13/20	100,000	103,093
Republic of Indonesia,
Registered, 3.75%, 4/25/22	200,000	196,207
Republic of Indonesia,
Registered, 3.38%, 4/15/23	200,000	191,175
Republic of Indonesia,
Registered, 7.75%, 1/17/38	100,000	124,617
		615,092
Ireland – 1.3%
AerCap Ireland Capital, Ltd., 3.95%,
2/1/22, Callable 1/1/22
@ 100 (a)	150,000	148,496
Aercap Ireland Capital/Global, 3.50%,
1/15/25, Callable 11/15/24
@ 100 (a)	150,000	139,851
Avolon Holdings Funding, Ltd., 5.13%,
10/1/23, Callable 9/1/23
@ 100 (a)(d)	20,000	19,625
Park Aerospace Holdings, 5.25%,
8/15/22 (d)	44,000	43,670
Park Aerospace Holdings, 4.50%,
3/15/23, Callable 2/15/23
@ 100 (a)(d)	11,000	10,465
		362,107

42 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Israel – 0.2%
Teva Pharmaceuticals NE,
2.20%, 7/21/21	20,000	18,674
Teva Pharmaceuticals NE,
3.15%, 10/1/26	34,000	27,699
		46,373
Luxembourg – 0.3%
Actavis Funding SCS, 4.75%, 3/15/45,
Callable 9/15/44 @ 100 (a)	34,000	31,852
Dana Financing Luxembourg Sarl,
5.75%, 4/15/25, Callable 4/15/20
@ 104.31 (a)(d)	40,000	38,299
Trinseo Materials Operating SCA/
Trinseo Materials Finance, Inc.,
5.38%, 9/1/25, Callable 9/1/20
@ 102.69 (a)(d)	17,000	15,768
		85,919
Macau – 0.7%
Sands China, Ltd., 5.13%, 8/8/25,
Callable 6/8/25 @ 100 (a)(d)	200,000	196,114
Malaysia – 0.4%
Petronas Capital Ltd., Registered,
7.88%, 5/22/22	100,000	113,068
Mexico – 2.2%
BBVA Bancomer SA Institucion de
Banca, Registered,
6.50%, 3/10/21	150,000	154,500
Petroleos Mexicanos,
4.88%, 1/24/22	150,000	148,445
Petroleos Mexicanos,
6.50%, 3/13/27	27,000	26,163
Petroleos Mexicanos,
5.35%, 2/12/28 (d)	46,000	40,981
Petroleos Mexicanos,
6.50%, 1/23/29 (d)	18,000	17,199
Petroleos Mexicanos,
5.50%, 6/27/44	30,000	23,202
Petroleos Mexicanos,
6.75%, 9/21/47	20,000	17,228
Petroleos Mexicanos,
6.35%, 2/12/48 (d)	10,000	8,289
United Mexican States,
4.00%, 10/2/23	166,000	164,174
		600,181
Morocco – 0.7%
Morocco Government International
Bond, 4.25%, 12/11/22	200,000	198,928
Netherlands – 0.1%
LyondellBasell Industries NV,
4.63%, 2/26/55, Callable 8/26/54
@ 100 (a)	25,000	21,012
Nigeria – 0.1%
Nigeria Government International Bond,
5.63%, 6/27/22	35,000	34,496
Oman – 0.7%
Oman Government International,
Registered, 5.38%, 3/8/27	200,000	188,300
Panama – 0.1%
Republic of Panama,
6.70%, 1/26/36	30,000	35,925
Peru – 0.8%
Republic of Peru, 7.35%, 7/21/25	100,000	120,500
Southern Copper Corp.,
6.75%, 4/16/40	80,000	91,025
		211,525
Philippines – 0.1%
Republic of Philippines,
9.50%, 2/2/30	22,000	31,667
Qatar – 1.6%
Qatar Government Bond, Registered,
3.88%, 4/23/23 (d)	200,000	200,440
Qatar Government Bond, Registered,
9.75%, 6/15/30	25,000	36,989
Qatar Government International Bond,
Registered, 3.25%, 6/2/26	200,000	189,832
		427,261
Romania – 0.3%
Romania Government Bond,
6.13%, 1/22/44	30,000	32,303
Romania Government Bond,
Registered, 6.75%, 2/7/22	40,000	43,103
		75,406
Russian Federation – 0.8%
Gazprom OAO, Registered,
7.29%, 8/16/37	100,000	110,187
LUKOIL International Finance BV,
Registered, 6.66%, 6/7/22	100,000	106,199
		216,386
Saudi Arabia – 0.7%
Saudi International Bond,
4.50%, 4/17/30 (d)	200,000	197,000
South Africa – 0.4%
Republic of South Africa,
4.67%, 1/17/24	100,000	95,548
Spain – 0.7%
Banco Santander SA,
3.80%, 2/23/28	200,000	177,725
Sri Lanka – 0.4%
Republic of Sri Lanka, Registered,
6.25%, 10/4/20	100,000	96,497

See notes to financial statements.	HSBC FAMILY OF FUNDS 43

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Switzerland – 0.4%
Glencore Finance Canada, Ltd.,
6.00%, 11/15/41 (d)	100,000	100,409
Turkey – 1.4%
Republic of Turkey, 7.00%, 3/11/19	100,000	100,411
Republic of Turkey, 6.88%, 3/17/36	158,000	140,470
Republic of Turkey, 4.88%, 4/16/43	200,000	141,836
		382,717
Ukraine – 0.3%
Ukraine Government, 7.75%, 9/1/26	100,000	90,382
United Arab Emirates – 0.4%
Abu Dhabi National Energy Co. PJSC,
6.50%, 10/27/36	100,000	118,696
United Kingdom – 3.6%
Anglo American Capital PLC,
4.50%, 3/15/28 (d)	200,000	188,616
Barclays, 4.38%, 1/12/26	200,000	191,671
CNH Industrial NV, 3.85%, 11/15/27,
Callable 8/15/27 @ 100 (a)	30,000	27,722
Lloyds Banking Group PLC,
4.65%, 3/24/26	200,000	193,583
Nationwide Building Society, 4.36%
(US0003M + 139 bps), 8/1/24,
Callable 8/1/23 @ 100 (a)(c)(d)	200,000	198,361
Santander UK Group Holdings PLC,
4.75%, 9/15/25 (d)	200,000	192,056
		992,009
Uruguay – 0.1%
Republic of Uruguay,
4.98%, 4/20/55	4,000	3,710
Republica Orient Uruguay,
4.38%, 10/27/27	36,000	35,550
		39,260
Venezuela – 0.1%
Petroleos de Venezuela SA,
Registered, 6.00%, 11/15/26 (e)	77,000	13,283
Republic of Venezuela,
7.75%, 10/13/19 (e)	25,000	6,163
Republic of Venezuela,
11.95%, 8/5/31 (e)	30,000	7,649
		27,095
TOTAL YANKEE DOLLARS
(COST $10,698,696)		10,284,197

Corporate Bonds – 35.7%

United States – 35.7%
Abbvie, Inc., 4.88%, 11/14/48,
Callable 5/14/48 @ 100.00 (a)	55,000	50,534
AbbVie, Inc., 4.45%, 5/14/46,
Callable 11/14/45 @ 100.00 (a)	30,000	26,245
AbbVie, Inc., 4.70%, 5/14/45,
Callable 11/14/44 @ 100.00 (a)	25,000	22,602
AK Steel Corp., 7.50%, 7/15/23,
Callable 7/15/19 @ 103.75 (a)	16,000	16,300
Alcoa, Inc., 5.90%, 2/1/27	20,000	19,750
Alexandria Real Estate Equities, Inc.,
4.00%, 1/15/24, Callable 12/15/23
@ 100.00 (a)	55,000	54,911
Ally Financial, Inc., 3.25%, 11/5/18	85,000	84,989
Ally Financial, Inc., 4.13%, 3/30/20	50,000	49,938
Ally Financial, Inc., 5.75%, 11/20/25,
Callable 10/21/25 @ 100.00 (a)	63,000	64,575
American Axle & Manufacturing, Inc.,
6.25%, 4/1/25, Callable 4/1/20
@ 104.69 (a)	14,000	13,213
American Axle & Manufacturing, Inc.,
6.25%, 3/15/26, Callable 3/15/21
@ 103.13 (a)	25,000	23,625
American Axle & Manufacturing, Inc.,
6.50%, 4/1/27, Callable 4/1/22
@ 103.25 (a)	14,000	13,318
American Express Co., 5.20%
(US0003M + 343 bps), Callable
11/15/19 @ 100.00 (a)(b)(c)	48,000	48,000
American Tower Corp., 4.40%, 2/15/26,
Callable 11/15/25 @ 100.00 (a)	35,000	34,683
Amgen, Inc., 2.66% (US0003M + 32
bps), 5/10/19 (c)	25,000	25,026
Amgen, Inc., 4.40%, 5/1/45,
Callable 11/1/44 @ 100.00 (a)	100,000	90,739
Andeavor Logistics LP/Tesoro Logistics
Finance Corp., 4.25%, 12/1/27,
Callable 9/1/27 @ 100.00 (a)	10,000	9,519
Antero Resources Corp., 5.00%, 3/1/25,
Callable 3/1/20 @ 103.75 (a)	65,000	63,131
AT&T, Inc., 3.51% (US0003M + 118
bps), 6/12/24 (c)	40,000	40,111
AT&T, Inc., 4.80%, 6/15/44,
Callable 12/15/43 @ 100.00 (a)	25,000	21,878
AT&T, Inc., 5.25%, 3/1/37,
Callable 9/1/36 @ 100.00 (a)	105,000	100,437
AT&T, Inc., 5.65%, 2/15/47,
Callable 8/15/46 @ 100.00 (a)	75,000	72,843
Bank of America Corp., 2.82%
(US0003M + 93 bps), 7/21/23,
Callable 7/21/22 @ 100.00 (a)(c)	90,000	86,641
Bank of America Corp., 3.05%
(US0003M + 65 bps), 10/1/21,
Callable 10/1/20 @ 100.00 (a)(c)	65,000	65,227
Bank of America Corp., 4.18%,
11/25/27, Callable 11/25/26
@ 100.00 (a)	35,000	33,613
Bank of America Corp., 4.24%
(US0003M + 181 bps), 4/24/38,
Callable 4/24/37 @ 100.00 (a)(c)	30,000	28,287
Bank of America Corp.,
4.45%, 3/3/26	40,000	39,585
Bank of America Corp., 6.50%
(US0003M + 417 bps), Callable
10/23/24 @ 100.00 (a)(b)(c)	35,000	37,116
Bayer US Finance II LLC, 4.88%,
6/25/48, Callable 12/25/47
@ 100.00 (a)(d)	200,000	186,481

44 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
Biogen, Inc., 5.20%, 9/15/45,
Callable 3/15/45 @ 100.00 (a)	40,000	40,069
Blue Cube Spinco, Inc., 9.75%,
10/15/23, Callable 10/15/20
@ 102.44 (a)	12,000	13,350
Blue Cube Spinco, Inc., 10.00%,
10/15/25, Callable 10/15/20
@ 105.00 (a)	25,000	28,313
Blue Racer Midstream LLC, 6.13%,
11/15/22, Callable 12/10/18
@ 103.06 (a)(d)	14,000	14,280
Boardwalk Pipelines LP, 5.95%,
6/1/26, Callable 3/1/26
@ 100.00 (a)	89,000	93,005
Brandywine Operating Partnership LP,
3.95%, 11/15/27, Callable 8/15/27
@ 100.00 (a)	35,000	32,836
Buckeye Partners LP, 4.13%, 12/1/27,
Callable 9/1/27 @ 100.00 (a)	15,000	13,652
Buckeye Partners LP, 6.38%
(US0003M + 402 bps), 1/22/78,
Callable 1/22/23 @ 100.00 (a)(c)	55,000	50,351
Building Materials Corp., 6.00%,
10/15/25, Callable 10/15/20
@ 103.00 (a)(d)	100,000	98,375
Capital One Financial Corp., 3.10%
(US0003M + 76 bps), 5/12/20,
Callable 4/12/20 @ 100.00 (a)(c)	25,000	25,121
Capital One Financial Corp., 3.30%,
10/30/24, Callable 9/30/24
@ 100.00 (a)	40,000	37,796
Capital One Financial Corp., 3.75%,
7/28/26, Callable 6/28/26
@ 100.00 (a)	65,000	59,794
Capital One Financial Corp., 4.20%,
10/29/25, Callable 9/29/25
@ 100.00 (a)	35,000	33,795
Capital One Financial Corp., 4.25%,
4/30/25, Callable 3/31/25
@ 100.00 (a)	40,000	39,528
Capital One Financial Corp., 5.55%
(US0003M + 380 bps), Callable
6/1/20 @ 100.00 (a)(b)(c)	50,000	50,500
Care Capital Properties, Inc., 5.13%,
8/15/26, Callable 5/15/26
@ 100.00 (a)	45,000	43,092
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20,
Callable 11/19/18 @ 100.00 (a)	4,000	4,007
CCO Holdings LLC, 5.00%, 2/1/28,
Callable 8/1/22 @ 102.50 (a)(d)	53,000	49,489
CCO Holdings LLC, 5.75%, 2/15/26,
Callable 2/15/21 @ 102.88 (a)(d)	65,000	64,350
CCO Holdings LLC, 5.88%, 4/1/24,
Callable 4/1/19 @ 104.41 (a)(d)	55,000	55,481
Celgene Corp., 5.00%, 8/15/45,
Callable 2/15/45 @ 100.00 (a)	45,000	42,075
Centene Corp., 6.13%, 2/15/24,
Callable 2/15/19 @ 104.59 (a)	29,000	30,305
Centene Escrow I Corp., 5.38%,
6/1/26, Callable 6/1/21
@ 104.03 (a)(d)	35,000	35,525
Central Garden & Pet Co., 6.13%,
11/15/23, Callable 12/10/18
@ 104.59 (a)	31,000	31,543
CenturyLink, Inc., 7.50%, 4/1/24,
Callable 1/1/24 @ 100.00 (a)	50,000	52,500
Charter Communications Operating
LLC/Capital, 4.50%, 2/1/24, Callable
1/1/24 @ 100.00 (a)	25,000	25,030
Charter Communications Operating
LLC/Capital, 5.75%, 4/1/48, Callable
10/1/47 @ 100.00 (a)	35,000	33,043
Cheniere Corp. Christi Holding LLC,
5.88%, 3/31/25, Callable
10/2/24 @ 100.00 (a)	5,000	5,138
Cheniere Energy Partners, 5.25%,
10/1/25, Callable 10/1/20
@ 102.63 (a)	30,000	29,438
Citigroup, Inc., 3.41% (US0003M + 110
bps), 5/17/24, Callable
5/17/23 @ 100.00 (a)(c)	45,000	45,269
Citigroup, Inc., 3.52% (US0003M + 115
bps), 10/27/28, Callable 10/27/27
@ 100.00 (a)(c)	110,000	101,941
Citigroup, Inc., 3.67% (US0003M + 139
bps), 7/24/28, Callable 7/24/27
@ 100.00 (a)(c)	50,000	46,881
Citigroup, Inc., 3.88% (US0003M + 117
bps), 1/24/39, Callable 1/24/38
@ 100.00 (a)(c)	25,000	22,183
Citigroup, Inc., 4.07% (US0003M + 119
bps), 4/23/29, Callable 4/23/28
@ 100.00 (a)(c)	25,000	24,114
Citigroup, Inc., 4.13%, 7/25/28	70,000	66,454
Citigroup, Inc., 4.60%, 3/9/26	40,000	39,696
Citigroup, Inc., 4.65%, 7/23/48,
Callable 6/23/48 @ 100.00 (a)	35,000	33,821
Citigroup, Inc., 5.80% (US0003M +
409 bps), Callable 11/15/19
@ 100.00 (a)(b)(c)	50,000	50,813
Clearwater Paper Corp.,
5.38%, 2/1/25 (d)	59,000	54,133
Cleveland-Cliffs, Inc., 5.75%, 3/1/25,
Callable 3/1/20 @ 104.31 (a)	60,000	56,700
Commercial Metals Co., 5.75%,
4/15/26, Callable 4/15/21
@ 102.88 (a)(d)	37,000	35,520
Commscope, Inc., 5.00%, 6/15/21,
Callable 11/20/18 @ 101.25 (a)(d)	14,000	13,955
Constellation Brands, Inc., 5.25%,
11/15/48, Callable 5/15/48
@ 100.00 (a)	20,000	20,018
Continental Resources, 4.90%, 6/1/44,
Callable 12/1/43 @ 100.00 (a)	110,000	102,402
Corning, Inc., 4.38%, 11/15/57, Callable
5/15/57 @ 100.00 (a)	20,000	16,253
See notes to financial statements.	HSBC FAMILY OF FUNDS 45

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Corporate Bonds, continued

	Principal
	Amount ($)		Value ($)
United States – continued
Crown Castle International Corp.,
3.80%, 2/15/28, Callable 11/15/27
@ 100.00 (a)		30,000	27,936
CSC Holdings LLC, 5.25%, 6/1/24		55,000	53,006
CSX Corp., 4.30%, 3/1/48, Callable
9/1/47 @ 100.00 (a)		40,000	36,887
CVS Health Corp., 4.78%, 3/25/38,
Callable 9/25/37 @ 100.00 (a)		15,000	14,369
CyrusOne LP/CyrusOne Finance Corp.,
5.00%, 3/15/24, Callable 3/15/20
@ 102.50 (a)		20,000	20,000
CyrusOne LP/CyrusOne Finance Corp.,
5.38%, 3/15/27, Callable 3/15/22
@ 102.69 (a)		20,000	19,850
DCP Midstream LLC,
8.13%, 8/16/30		55,000	64,075
DCP Midstream Partners, 7.37%
(US0003M + 515 bps), Callable
12/15/22 @ 100.00 (a)(b)(c)		40,000	38,325
Dell, Inc., 7.10%, 4/15/28		28,000	29,575
Diamond 1 Finance/Diamond 2, 5.88%,
6/15/21, Callable 11/26/18
@ 102.94 (a)(d)		6,000	6,083
Diamond 1 Finance/Diamond 2,
7.13%, 6/15/24, Callable 6/15/19
@ 105.34 (a)(d)		33,000	34,924
Diamondback Energy, Inc.,
4.75%, 11/1/24, Callable 11/1/19
@ 103.56 (a)		12,000	11,670
Diamondback Energy, Inc.,
5.38%, 5/31/25, Callable 5/31/20
@ 104.03 (a)		27,000	26,865
Discover Financial Services,
3.95%, 11/6/24, Callable 8/6/24
@ 100.00 (a)		100,000	97,741
Discovery Communications,
3.05% (US0003M + 71 bps),
9/20/19 (c)		20,000	20,071
Discovery Communications, Inc.,
1.90%, 3/19/27, Callable 12/19/26
@ 100.00 (a)	EUR	100,000	110,822
Dominion Resources, Inc., 2.96%,
7/1/19 (c)(f)		30,000	29,873
Enable Midstream Partners LP,
4.95%, 5/15/28, Callable 2/15/28
@ 100.00 (a)		20,000	19,568
Energy Transfer Partners LP,
3.60%, 2/1/23, Callable 11/1/22
@ 100.00 (a)		100,000	97,379
Energy Transfer Partners LP,
5.30%, 4/15/47, Callable 10/15/46
@ 100.00 (a)		25,000	22,396
Energy Transfer Partners LP,
6.00%, 6/15/48, Callable 12/15/47
@ 100.00 (a)		25,000	24,631
Energy Transfer Partners LP, 6.25%
(US0003M + 418 bps), Callable
2/15/23 @ 100.00 (a)(b)(c)		50,000	46,750
EnLink Midstream Partners LP, 5.45%,
6/1/47, Callable 12/1/46 @ 100.00 (a)		80,000	67,394
EnLink Midstream Partners LP, 6.00%
(US0003M + 411 bps), Callable
12/15/22 @ 100.00 (a)(b)(c)		51,000	44,428
Enterprise Products Operating LLC,
5.25% (US0003M + 303 bps),
8/16/77, Callable 8/16/27
@ 100.00 (a)(c)		35,000	31,346
Enterprise Products Operating LLC,
5.38% (US0003M + 257 bps),
2/15/78, Callable 2/15/28
@ 100.00 (a)(c)		30,000	26,744
EPR Properties, 4.50%, 6/1/27,
Callable 3/1/27 @ 100.00 (a)		35,000	33,144
EPR Properties, 4.75%, 12/15/26,
Callable 9/15/26 @ 100.00 (a)		100,000	96,521
EPR Properties, 4.95%, 4/15/28,
Callable 1/15/28 @ 100.00 (a)		35,000	33,826
Equinix, Inc., 2.88%, 10/1/25,
Callable 10/1/20 @ 101.44 (a)		100,000	110,942
Equinix, Inc., 5.88%, 1/15/26,
Callable 1/15/21 @ 102.94 (a)		50,000	50,750
Equities Corp., 2.50%, 10/1/20,
Callable 9/1/20 @ 100.00 (a)		20,000	19,502
ESH Hospitality, Inc., 5.25%, 5/1/25,
Callable 5/1/20 @ 102.63 (a)(d)		55,000	52,044
Fidelity National Information Services,
Inc., 4.75%, 5/15/48, Callable
11/15/47 @ 100.00 (a)		50,000	47,356
Fifth Third Bancorp, 4.90% (US0003M
+ 313 bps), Callable 9/30/19
@ 100.00 (a)(b)(c)		50,000	49,313
First Data Corp., 5.00%, 1/15/24,
Callable 1/15/19 @ 102.50 (a)(d)		52,000	51,480
First Horizon National Corp., 3.50%,
12/15/20, Callable 11/15/20
@ 100.00 (a)		50,000	49,967
Fiserv, Inc., 3.80%, 10/1/23,
Callable 9/1/23 @ 100.00 (a)		20,000	19,989
Fortune Brands Home & Security, Inc.,
4.00%, 9/21/23, Callable 8/21/23
@ 100.00 (a)		35,000	34,980
Freeport-McMoRan, Inc., 3.88%,
3/15/23, Callable 12/15/22
@ 100.00 (a)		12,000	11,100
Freeport-McMoRan, Inc., 6.88%,
2/15/23, Callable 2/15/20
@ 103.44 (a)		5,000	5,231
Fresenius Medical Care AG & Co.
KGaA, 5.88%, 1/31/22 (d)		50,000	52,554
General Motors Financial Co., Inc.,
3.10%, 1/15/19		40,000	40,010
General Motors Financial Co., Inc.,
4.35%, 1/17/27, Callable 10/17/26
@ 100.00 (a)		120,000	111,737
Genesis Energy LP, 5.63%, 6/15/24,
Callable 6/15/19 @ 102.81 (a)		30,000	27,150

46 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
Genesis Energy LP, 6.75%, 8/1/22,
Callable 12/10/18 @ 103.38 (a)	23,000	23,115
GLP Capital LP/GLP Financing II, Inc.,
5.25%, 6/1/25, Callable 3/1/25
@ 100.00 (a)	60,000	60,301
Goldman Sachs Group, Inc., 3.69%
(US0003M + 151 bps), 6/5/28,
Callable 6/5/27 @ 100.00 (a)(c)	55,000	51,628
Goldman Sachs Group, Inc., 4.22%
(US0003M + 130 bps), 5/1/29,
Callable 5/1/28 @ 100.00 (a)(c)	40,000	38,797
Goldman Sachs Group, Inc., 5.00%
(US0003M + 287 bps), Callable
11/10/22 @ 100.00 (a)(b)(c)	20,000	18,446
Goodyear Tire & Rubber Co.,
4.88%, 3/15/27, Callable 12/15/26
@ 100.00 (a)	45,000	40,162
Goodyear Tire & Rubber Co.,
5.00%, 5/31/26, Callable 5/31/21
@ 102.50 (a)	30,000	27,225
Greif, Inc., 7.75%, 8/1/19	30,000	30,675
Gulfport Energy Corp., 6.38%,
5/15/25, Callable 5/15/20
@ 104.78 (a)	36,000	34,200
Gulfport Enregy Corp., 6.00%,
10/15/24, Callable 10/15/19
@ 104.50 (a)	25,000	23,438
Halliburton Co., 4.85%, 11/15/35,
Callable 5/15/35 @ 100.00 (a)	35,000	35,084
HCA Healthcare, Inc., 5.88%, 2/15/26,
Callable 8/15/25 @ 100.00 (a)	50,000	51,125
HCA, Inc., 4.50%, 2/15/27,
Callable 8/15/26 @ 100.00 (a)	50,000	48,625
HCA, Inc., 5.25%, 4/15/25,
Callable 3/15/25 @ – (a)	50,000	51,063
HCA, Inc., 5.38%, 9/1/26,
Callable 3/1/26 @ 100.00 (a)	44,000	43,670
HCA, Inc., 5.50%, 6/15/47,
Callable 12/15/46 @ 100.00 (a)	35,000	34,440
Health Care Realty Trust, 3.63%,
1/15/28, Callable 10/15/27
@ 100.00 (a)	10,000	9,182
HealthSouth Corp., 5.75%, 11/1/24,
Callable 12/10/18 @ 101.92 (a)	34,000	33,915
Herc Rentals, Inc., 7.50%, 6/1/22,
Callable 6/1/19 @ 103.75 (a)(d)	34,000	35,360
Host Hotels & Resorts LP,
4.50%, 2/1/26, Callable 11/1/25
@ 100.00 (a)	50,000	49,214
Hyundai Capital America,
2.75%, 9/27/26 (d)	28,000	24,270
IHS Markit, Ltd., 4.75%, 8/1/28,
Callable 5/1/28 @ 100.00 (a)	45,000	43,944
Infor, Inc., 5.75%, 8/15/20, Callable
11/26/18 @ 101.44 (a)(d)	2,000	2,023
Jabil, Inc., 3.95%, 1/12/28, Callable
10/12/27 @ 100.00 (a)	20,000	18,316
JPMorgan Chase & Co., 6.10%
(US0003M + 333 bps), Callable
10/1/24 @ 100.00 (a)(b)(c)	40,000	40,662
Kennametal, Inc., 4.63%, 6/15/28,
Callable 3/15/28 @ 100.00 (a)	35,000	34,112
KeyCorp, 4.15%, 10/29/25, MTN	25,000	25,074
Kinder Morgan, Inc., 3.05%, 12/1/19,
Callable 11/1/19 @ 100.00 (a)	150,000	149,452
Kinder Morgan, Inc., 5.05%, 2/15/46,
Callable 8/15/45 @ 100.00 (a)	100,000	94,479
Kinder Morgan, Inc., 5.20%, 3/1/48,
Callable 9/1/47 @ 100.00 (a)	10,000	9,656
Lennar Corp., 4.75%, 5/30/25,
Callable 2/28/25 @ 100.00 (a)	45,000	42,863
Lennar Corp., 4.88%, 12/15/23,
Callable 9/15/23 @ 100.00 (a)	20,000	19,525
Level 3 Financing, Inc., 5.13%, 5/1/23,
Callable 12/10/18 @ 102.56 (a)	25,000	24,813
Level 3 Financing, Inc., 5.38%, 1/15/24,
Callable 1/15/19 @ 102.69 (a)	11,000	10,890
LifePoint Health, Inc., 5.88%, 12/1/23,
Callable 12/10/18 @ 104.41 (a)	40,000	41,900
Live Nation Entertainment, Inc.,
4.88%, 11/1/24, Callable 11/1/19
@ 103.66 (a)(d)	30,000	28,725
Masco Corp., 3.50%, 4/1/21, Callable
3/1/21 @ 100.00 (a)	40,000	39,792
Massachusetts Mutual Life Insurance
Co., 4.90%, 4/1/77 (d)	35,000	33,399
Match Group, Inc., 6.38%, 6/1/24,
Callable 6/1/19 @ 104.78 (a)	25,000	26,000
MGM Growth/MGM Finance,
4.50%, 9/1/26, Callable 6/1/26
@ 100.00 (a)	25,000	22,625
MGM Growth/MGM Finance,
5.63%, 5/1/24, Callable 2/1/24
@ 100.00 (a)	37,000	37,046
MGM Resorts International,
5.75%, 6/15/25, Callable 3/15/25
@ 100.00 (a)	30,000	29,250
MPLX LP, 5.20%, 3/1/47, Callable
9/1/46 @ 100.00 (a)	25,000	23,637
MPT Operating Partnership LP,
5.00%, 10/15/27, Callable 10/15/22
@ 102.50 (a)	88,000	82,694
MPT Operating Partnership LP,
5.25%, 8/1/26, Callable 8/1/21
@ 102.63 (a)	20,000	19,300
MSCI, Inc., 5.75%, 8/15/25,
Callable 8/15/20 @ 102.88 (a)(d)	20,000	20,550
Mutlti-Color Corp., 4.88%, 11/1/25,
Callable 11/1/20 @ 102.44 (a)(d)	58,000	53,070
Navient Corp., 8.00%,
3/25/20, MTN	75,000	78,281
Nine Energy Service, Inc.,
8.75%, 11/1/23, Callable
11/1/20 @ 104.38 (a)(d)	10,000	10,150

See notes to financial statements.	HSBC FAMILY OF FUNDS 47

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Corporate Bonds, continued

	Principal
	Amount ($)		Value ($)
United States – continued
Norfolk Southern Corp., 5.10%, 8/1/18,
Callable 2/1/18 @ 100.00 (a)		10,000	9,399
Omega Healthcare Investors, Inc.,
4.38%, 8/1/23, Callable 6/1/23
@ 100.00 (a)		25,000	24,725
Outfront Media Capital LLC, 5.25%,
2/15/22, Callable 12/10/18
@ 102.63 (a)		25,000	25,180
Owens-Brockway Packaging, Inc.,
5.00%, 1/15/22 (d)		50,000	49,375
Owens-Brockway Packaging, Inc.,
6.38%, 8/15/25 (d)		30,000	30,150
PBF Holding Co. LLC, 7.00%,11/15/23,
Callable 12/10/18 @ 105.25 (a)		25,000	25,813
PBF Holding Co. LLC, 7.25%, 6/15/25,
Callable 6/15/20 @ 105.44 (a)		38,000	39,140
Pilgrim’s Pride Corp., 5.75%, 3/15/25,
Callable 3/15/20 @ 102.88 (a)(d)		43,000	40,097
Pilgrim’s Pride Corp., 5.88%, 9/30/27,
Callable 9/30/22 @ 102.94 (a)(d)		23,000	20,873
Plains All American Pipeline LP, 6.12%
(US0003M + 411 bps), Callable
11/15/22 @ 100.00 (a)(b)(c)		13,000	12,220
Plastipak Holdings, Inc., 6.25%,
10/15/25, Callable 10/15/20
@ 103.13 (a)(d)		34,000	31,110
PPL Capital Funding, Inc., 4.00%,
9/15/47, Callable 3/15/47
@ 100.00 (a)		50,000	43,396
Prudential Financial, Inc., 5.70%
(US0003M + 267 bps), 9/15/48,
Callable 9/15/28 @ 100.00 (a)(c)		30,000	29,040
PulteGroup, Inc., 4.25%, 3/1/21,
Callable 2/1/21 @ 100.00 (a)		70,000	69,831
PulteGroup, Inc., 5.50%, 3/1/26,
Callable 12/1/25 @ 100.00 (a)		16,000	15,660
Rayonier Am Prod, Inc., 5.50%, 6/1/24,
Callable 6/1/19 @ 102.75 (a)(d)		23,000	21,505
Refinitiv US Holdings, Inc., 6.25%,
5/15/26, Callable 11/15/21
@ 103.13 (a)(d)		11,000	10,945
Reynolds American, Inc.,
5.85%, 8/15/45, Callable 2/15/45
@ 100.00 (a)		100,000	102,518
Rose Rock Midstream LP, 5.63%,
11/15/23, Callable 5/15/19
@ 102.81 (a)		50,000	47,250
Sabine Pass Liquefaction LLC,
5.63%, 3/1/25, Callable 12/1/24
@ 100.00 (a)		35,000	36,542
Sabre Global, Inc., 5.25%, 11/15/23,
Callable 12/10/18 @ 103.94 (a)(d)		32,000	31,596
SBA Communications Corp.,
4.88%, 9/1/24, Callable 9/1/19
@ 103.66 (a)		20,000	19,300
Senior Housing Properties Trust,
4.75%, 2/15/28, Callable 8/15/27
@ 100.00 (a)		80,000	76,401
Service Corp. International, 4.63%,
12/15/27, Callable 12/15/22
@ 102.31 (a)		65,000	60,938
Sirius XM Radio, Inc., 6.00%, 7/15/24,
Callable 7/15/19 @ 103.00 (a)(d)		75,000	76,673
Six Flags Entertainment Corp.,
4.88%, 7/31/24, Callable 7/31/19
@ 103.66 (a)(d)		42,000	39,690
Smithfield Foods, Inc., 2.65%, 10/3/21,
Callable 9/3/21 @ 100.00 (a)(d)		25,000	23,792
Southern Co. Gas Capital Corp., 4.40%,
5/30/47, Callable 11/30/46
@ 100.00 (a)		35,000	32,091
Southern Natural Gas Co. LLC, 4.80%,
3/15/47, Callable 9/15/46
@ 100.00 (a)(d)		25,000	23,728
Spectra Energy Partners, 4.50%,
3/15/45, Callable 9/15/44
@ 100.00 (a)		15,000	13,632
Sprint Corp., 7.88%, 9/15/23		90,000	96,075
Sunoco Logistics Partners Operations
LP, 5.40%, 10/1/47, Callable 4/1/47
@ 100.00 (a)		40,000	36,425
SunTrust Bank/Atlanta GA, 3.69%
(US0003M + 74 bps), 8/2/24,
Callable 8/2/23 @ 100.00 (a)(c)		75,000	74,188
Synchrony Financial, 3.70%, 8/4/26,
Callable 5/4/26 @ 100.00 (a)		30,000	26,624
Synchrony Financial, 4.50%, 7/23/25,
Callable 4/23/25 @ 100.00 (a)		100,000	94,790
Synovus Financial Corp., 3.13%,
11/1/22, Callable 10/1/22
@ 100.00 (a)		20,000	19,025
Targa Resources Partners, 5.00%,
1/15/28, Callable 1/15/23
@ 102.50 (a)		15,000	14,213
Targa Resources Partners, 5.25%,
5/1/23, Callable 12/10/18
@ 101.75 (a)		30,000	29,925
Taylor Morrison Communities, Inc.,
5.88%, 4/15/23, Callable 1/15/23
@ 100.00 (a)(d)		50,000	49,375
Tenet Healthcare Corp.,
4.50%, 4/1/21		25,000	24,875
Tenet Healthcare Corp., 4.63%,
7/15/24, Callable 7/15/20
@ 102.31 (a)		15,000	14,458
Tenet Healthcare Corp.,
6.00%, 10/1/20		50,000	51,203
Tenneco, Inc., 5.00%, 7/15/26,
Callable 7/15/21 @ 102.50 (a)		3,000	2,490
The Chemours Co., 5.38%, 5/15/27,
Callable 2/15/27 @ 100.00 (a)		25,000	23,250
The Chemours Co., 6.63%, 5/15/23,
Callable 12/10/18 @ 104.97 (a)		13,000	13,293
The Goldman Sachs Group, Inc.,
4.75%, 10/12/21	EUR	100,000	126,642

48 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
Time Warner Cable, Inc., 4.50%,
9/15/42, Callable 3/15/42
@ 100.00 (a)	100,000	80,884
T-Mobile US, Inc., 6.50%, 1/15/24,
Callable 1/15/19 @ 103.25 (a)	74,000	76,590
Toll Bros Finance Corp., 4.88%,
11/15/25, Callable 8/15/25
@ 100.00 (a)	20,000	18,900
Tribune Media Co., 5.88%, 7/15/22,
Callable 11/20/18 @ 102.94 (a)	50,000	50,625
Tronox, Inc., 6.50%, 4/15/26, Callable
4/15/21 @ 103.25 (a)(d)	50,000	45,749
Union Pacific Corp., 4.80%, 9/10/58,
Callable 3/10/58 @ 100.00 (a)	25,000	24,414
United Rentals North America, Inc,
4.63%, 7/15/23, Callable 12/10/18
@ 103.47 (a)	15,000	14,869
United Rentals North America, Inc,
6.50%, 12/15/26, Callable 12/15/21
@ 103.25 (a)	27,000	27,304
Universal Health Services, Inc.,
4.75%, 8/1/22, Callable 12/10/18
@ 102.38 (a)(d)	30,000	30,000
Valeant Pharmaceuticals, 7.00%,
3/15/24, Callable 3/15/20
@ 103.50 (a)(d)	30,000	31,416
Verizon Communications, Inc.,
4.27%, 1/15/36	150,000	137,818
Vulcan Materials Co., 2.97% (US0003M
+ 65 bps), 3/1/21 (c)	75,000	75,111
Warrior Met Coal, Inc., 8.00%, 11/1/24,
Callable 11/1/20 @ 104.00 (a)(d)	9,000	9,248
Waste Pro USA, Inc., 5.50%, 2/15/26,
Callable 2/15/21 @ 104.13 (a)(d)	26,000	24,635
WellCare Health Plans, Inc.,
5.38%, 8/15/26, Callable 8/15/21
@ 104.03 (a)(d)	50,000	49,875
Wells Fargo & Co., 6.10% (US0003M +
377 bps), Callable 12/15/18
@ 100.00 (a)(b)(c)	50,000	50,375
Welltower, Inc., 4.95%, 9/1/48,
Callable 3/1/48 @ 100.00 (a)	35,000	33,500
Western Digital Corp., 4.75%, 2/15/26,
Callable 11/15/25 @ 100.00 (a)	20,000	18,475
Westlake Chemical Corp., 4.38%,
11/15/47, Callable 5/15/47
@ 100.00 (a)	35,000	29,632
Westlake Chemical Corp., 5.00%,
8/15/46, Callable 2/15/46
@ 100.00 (a)	35,000	32,799
William Lyon Homes, Inc., 6.00%,
9/1/23, Callable 9/1/20
@ 103.00 (a)	13,000	11,863
Zayo Group LLC/Zayo Capital LLC,
5.75%, 1/15/27, Callable 1/15/22
@ 102.88 (a)(d)	52,000	50,970
		9,736,231
TOTAL CORPORATE BONDS
(COST $ 9,973,367)		9,736,231

U.S. Treasury Obligations – 1.6%

U.S. Treasury Bills – 0.6%
2.18%, 12/27/18 (g)	155,000	154,468
U.S. Treasury Bonds – 0.0%
3.13%, 5/15/48	13,000	12,360
U.S. Treasury Notes – 1.0%
2.13%, 12/31/22	25,000	24,170
2.36% (USBMMY3M + 5 bps),
10/31/19 (c)	160,000	160,126
2.50%, 6/30/20	40,000	39,772
2.75%, 5/31/23	17,000	16,842
3.13%, 10/31/25	18,000	17,920
		258,830
TOTAL U.S. TREASURY
OBLIGATIONS
(COST $426,586)		425,658

Investment Companies – 2.2%

	Shares
Northern Institutional Government
Assets Portfolio, Institutional Shares,
1.87% (h)	581,931	581,931
Northern Institutional Government
Select Portfolio, Institutional Shares,
1.92% (h)	5,812	5,812
TOTAL INVESTMENT COMPANIES
(COST $ 587,743)		587,743
TOTAL INVESTMENTS IN
SECURITIES
(COST $27,391,749) – 98.2%		26,762,032
Other Assets (Liabilities) – 1.8%		496,268
NET ASSETS – 100%		$27,258,300
____________________

†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
(b)	Securities are perpetual and, thus, do not have a predetermined maturity date.
(c)	Floating or variable rate security linked to the referenced benchmark. The rate presented represents the rate in effect on October 31, 2018.
(d)	(Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(e)	Defaulted security.
(f)	Step Bond. Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at October 31, 2018.
(g)	Rate presented represents the effective yield at time of purchase.
(h)	The rate represents the annualized one day yield that was in effect on October 31, 2018.

See notes to financial statements.	HSBC FAMILY OF FUNDS 49

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

bps — Basis Points
EUR — Euro
EUR003M — 3 Month EUR LIBOR
EUSA1 — Euro 1 Year Swap Rate
EUSA5 — Euro 5 Year Swap Rate
EUSA8 — Euro 8 Year Swap Rate
EUSA10 — Euro 10 Year Swap Rate
EUSA12 — Euro 12 Year Swap Rate
H15T5Y — 5 Year Treasury Constant Maturity Rate
LLC — Limited Liability Company
MTN — Medium Term Note
SpA — Standby Purchase Agreement
ULC — Unlimited Liability Co.
USISDA05 — 5 Year ICE Swap Rate
USBMMY3M — 3 Month Treasury Bill Rate
US0003M — 3 Month US Dollar LIBOR
USSW5 — USD 5 Year Swap Rate

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2018:

Percentage of
Industry	Net Assets at Value (%)
Sovereign Bond	16.7
Banks	14.3
Oil, Gas & Consumable Fuels	11.9
Diversified Financial Services	4.5
Consumer Finance	3.8
Equity Real Estate Investment Trusts	3.8
Media	3.3
Health Care Providers & Services	2.8
Diversified Telecommunication Services	2.6
Insurance	2.5
Capital Markets	2.5
Metals & Mining	2.5
Investment Companies	2.2
Pharmaceuticals	1.7
Trading Companies & Distributors	1.7
U.S. Treasury Obligation	1.6
Electric Utilities	1.5
Multi-Utilities	1.4
Chemicals	1.2
Biotechnology	1.1
Hotels, Restaurants & Leisure	1.1
Containers & Packaging	1.1
Household Durables	1.1
Construction Materials	1.0
Thrifts & Mortgage Finance	0.8
Automobiles	0.8
Construction & Engineering	0.7
Commercial Services & Supplies	0.7
Professional Services	0.7
Auto Components	0.7
Wireless Telecommunication Services	0.7
Industrial Conglomerates	0.7
Building Products	0.6
Machinery	0.6
IT Services	0.5
Tobacco	0.4
Food Products	0.3
Technology Hardware, Storage
& Peripherals	0.3
Diversified Consumer Services	0.2
Electronic Equipment, Instruments
& Components	0.2
Paper & Forest Products	0.2
Aerospace & Defense	0.2
Road & Rail	0.2
Beverages	0.2
Energy Equipment & Services	0.1
Interactive Media & Services	0.1
Entertainment	0.1
Communications Equipment	0.1
Household Products	0.1
Software	0.1
Total	98.2

50	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Futures Contracts Purchased

				Value and
				Unrealized
			Notional	Appreciation/
	Number of	Expiration	Amount	(Depreciation)
Description	Contracts	Date	($)	($)
5-Year US Treasury Note Futures	4	12/31/18	449,531	(3,320)
10-Year US Treasury Note Futures	1	12/19/18	118,438	(1,908)
			567,969	(5,228)

Futures Contracts Sold

				Value and
				Unrealized
			Notional	Appreciation/
	Number of	Expiration	Amount	(Depreciation)
Description	Contracts	Date	($)	($)
10-Year US Treasury Note Futures	3	12/19/18	355,313	6,316
			355,313	6,316

	Total unrealized appreciation			$6,316
	Total unrealized depreciation			(5,228)
	Total net unrealized appreciation/(depreciation)			$1,088

Credit Default Swap Agreements - Sell Protection(a)

			Implied
			Credit					Upfront
			Spread at					Premiums	Unrealized
	Receive		October 31,			Notional		Paid/	Appreciation/
	Fixed	Payment	2018		Expiration	Amount	Value	(Received)	(Depreciation)
Underlying Instrument	Rate (%)	Frequency	(%)(b)	Counterparty	Date	($)(c)	($)	($)	($)
CDX Emerging Markets
Index, Series 25*	1.00	Quarterly	1.27	Bank of America	6/20/21	627,000**	(3,606)	(41,319)	37,713
							(3,606)	(41,319)	37,713

					Total swap agreements at value (assets)				$—
					Total swap agreements at value (liabilities)				(3,606)
					Net swap agreements at value				$(3,606)

See notes to financial statements.	HSBC FAMILY OF FUNDS	51

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2018 (continued)

Centrally Cleared Credit Default Swap Agreements - Sell Protection(a)

			Implied
			Credit				Upfront
			Spread at				Premiums	Unrealized
	Receive		October 31,		Notional		Paid/	Appreciation/
	Fixed	Payment	2018	Expiration	Amount	Value	(Received)	(Depreciation)
Underlying Instrument	Rate (%)	Frequency	(%)(b)	Date	($)(c)	($)	($)	($)
CDX N.A. High Yield Index,
Series 31	5.00	Daily	3.73	12/20/23	75,000	4,005	3,637	368
						4,005	3,637	368

(a)

When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)

Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront or daily payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)

The notional amount represents the maximum potential amount of future payments that the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement. Alternatively, the notional amount represents the maximum potential amount of payment the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

**	As of October 31, 2018, the CDX Emerging Markets Index, Series 25 included securities which had defaulted and represented 5% of the Index.
**	Reflects the notional amount after the default of securities.

Forward Currency Exchange Contracts - Short Contracts

						Net Unrealized
						Appreciation/
Description and amount of		Description and amount of			Settlement	(Depreciation)
currency to be purchased		currency to be sold		Counterparty	Date	($)
U.S. Dollar	6,207,400	European Euro	5,350,400	UBS AG	11/2/18	148,606
U.S. Dollar	6,066,675	European Euro	5,350,000	UBS AG	12/4/18	(8,855)
						139,751

			Total unrealized appreciation			$148,606
			Total unrealized depreciation			(8,855)
			Total net unrealized appreciation/(depreciation)			$139,751

52	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities – as of October 31, 2018

			HSBC
	HSBC	HSBC	Asia ex-Japan
	Emerging	Frontier	Smaller
	Markets	Markets	Companies
	Debt Fund	Fund	Equity Fund
Assets:
Investment in securities, at value	$46,073,027	$14,055,173	$77,429,963
Foreign currency, at value	1,163,584	74,165	930,800
Cash held as collateral at brokers for futures contracts	8,677	—	—
Cash held as collateral at brokers for centrally cleared swaps	727,338	—	—
Unrealized appreciation on forward foreign currency exchange contracts	217,829	—	—
Swap agreements, at value	18,468	—	—
Interest and dividends receivable	644,476	12,274	94,741
Receivable for capital shares issued	2	131,400	—
Receivable for investments sold	646,544	66,586	722,195
Reclaims receivable	40,290	30,746	—
Receivable for foreign capital gains tax	—	—	1,401
Receivable from Investment Adviser	57,303	60,885	34,755
Variation margin on futures contracts	5,500	—	—
Variation margin on centrally cleared swap agreements	938	—	—
Prepaid expenses and other assets	11,003	15,472	13,291
Total Assets	49,614,979	14,446,701	79,227,146
Liabilities:
Unrealized depreciation on forward foreign currency exchange contracts	221,520	—	—
Swap agreements, at value	21,483	—	—
Payable for investments purchased	—	—	1,076,317
Payable for capital shares redeemed	—	128,850	—
Accrued foreign capital gains tax	—	570	—
Variation margin on futures contracts	4,375	—	—
Accrued expenses and other payables:
Administration	1,662	467	2,694
Shareholder Servicing	116	925	58
Accounting	10,308	6,602	8,092
Custodian	12,869	30,391	68,310
Printing	4,460	6,842	10,812
Professional	45,349	37,667	49,167
Transfer Agent	35,720	43,698	2,448
Trustee	4,500	4,501	4,500
Other	3,619	17,246	10,710
Total Liabilities	365,981	277,759	1,233,108
Net Assets	$49,248,998	$14,168,942	$77,994,038
__________________
Amounts designated as “—” are $ 0.00 or have been rounded to $ 0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS	53

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities – as of October 31, 2018 (continued)

			HSBC
	HSBC	HSBC	Asia ex-Japan
	Emerging	Frontier	Smaller
	Markets	Markets	Companies
	Debt Fund	Fund	Equity Fund
Composition of Net Assets:
Paid in capital	$57,311,938	$42,235,902	$103,288,139
Total distributable earnings/(loss)	(8,062,940)	(28,066,960)	(25,294,101)
Net Assets	$49,248,998	$14,168,942	$77,994,038

Net Assets:
Class A Shares	$1,557,724	$4,342,378	$217,784
Class I Shares	47,691,274	9,826,564	77,776,254
Total	$49,248,998	$14,168,942	$77,994,038
Shares Outstanding:
($ 0.001 par value, unlimited number of shares authorized):
Class A Shares	169,590	382,171	23,514
Class I Shares	5,202,798	859,025	8,376,608
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$9.19	$11.36	$9.26
Class I Shares	$9.17	$11.44	$9.28
Maximum Sales Charge:
Class A Shares	4.75%	5.00%	5.00%
Maximum Offering Price per share
(Net Asset Value / (100%-maximum sales charge))
Class A Shares	$9.65	$11.96	$9.75
Investments in securities, at cost	$51,543,168	$16,544,509	$95,833,787
Foreign currency, at cost	$1,244,366	$74,120	$932,623

54	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities – as of October 31, 2018 (continued)

	HSBC	HSBC
	Global	Global
	High Yield	High Income
	Bond Fund	Bond Fund
Assets:
Investment in securities, at value	$29,547,684	$26,762,032
Foreign currency, at value	146,434	49,200
Cash held as collateral at brokers for futures contracts	2,119	4,448
Cash held as collateral at brokers for centrally cleared swaps	10,371	3,889
Unrealized appreciation on forward foreign currency exchange contracts	114,005	148,606
Interest and dividends receivable	417,974	343,173
Receivable for investments sold	8,215	33,207
Receivable from Investment Adviser	19,844	24,637
Variation margin on futures contracts	—	1,031
Variation margin on centrally cleared swap agreements	578	217
Prepaid expenses and other assets	9,373	9,310
Total Assets	30,276,597	27,379,750
Liabilities:
Distributions payable	18,327	13,453
Unrealized depreciation on forward foreign currency exchange contracts	6,800	8,855
Swap agreements, at value	1,819	3,606
Payable for investments purchased	65,163	22,979
Variation margin on futures contracts	1,031	1,219
Accrued expenses and other payables:
Administration	995	898
Shareholder Servicing	496	28
Accounting	9,886	11,706
Custodian	920	3,800
Printing	3,214	2,958
Professional	45,282	45,282
Transfer Agent	1,173	1,011
Trustee	4,500	4,500
Other	873	1,155
Total Liabilities	160,479	121,450
Net Assets	$30,116,118	$27,258,300
____________________

Amounts designated as “—” are $0.00 or have been rounded to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS	55

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities – as of October 31, 2018 (continued)

	HSBC	HSBC
	Global	Global
	High Yield	High Income
	Bond Fund	Bond Fund
Composition of Net Assets:
Paid in capital	$30,892,113	$27,443,288
Total distributable earnings/(loss)	(775,995)	(184,988)
Net Assets	$30,116,118	$27,258,300

Net Assets:
Class A Shares	$2,401,682	$118,144
Class I Shares	27,714,436	27,140,156
Total	$30,116,118	$27,258,300
Shares Outstanding:
($ 0.001 par value, unlimited number of shares authorized):
Class A Shares	247,864	11,964
Class I Shares	2,851,210	2,735,423
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$9.69	$9.88
Class I Shares	$9.72	$9.92
Maximum Sales Charge:
Class A Shares	4.75%	4.75%
Maximum Offering Price per share
(Net Asset Value / (100%-maximum sales charge))
Class A Shares	$10.17	$10.37
Investments in securities, at cost	$30,473,638	$27,391,749
Foreign currency, at cost	$148,177	$50,009

56	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations – For the year ended October 31, 2018

			HSBC
	HSBC	HSBC	Asia ex-Japan
	Emerging	Frontier	Smaller
	Markets Debt	Markets	Companies Equity
	Fund	Fund	Fund
Investment Income:
Interest	$2,881,888	$1,109	$1,715
Dividends	25,514	877,475	1,780,074
Foreign tax withholding	(73,068)	(38,318)	(165,213)
Total Investment Income	2,834,334	840,266	1,616,576
Expenses:
Investment Management	267,521	343,951	552,089
Operational Support:
Class A Shares	1,636	7,193	862
Administration:
Class A Shares	636	2,799	331
Class I Shares	20,157	7,880	21,208
Shareholder Servicing:
Class A Shares	1,393	17,950	1,852
Accounting	92,136	54,565	68,399
Compliance Services	28,431	28,431	28,431
Custodian	82,952	201,866	260,519
Printing	20,883	17,757	13,478
Professional	227,470	176,302	177,885
Transfer Agent	188,577	349,696	16,977
Trustee	72,444	72,445	72,431
Registration fees	31,520	29,938	29,538
Other	40,719	60,748	70,938
Total expenses before fee and expense reductions	1,076,475	1,371,521	1,314,938
Fees voluntarily reduced/reimbursed by Investment Adviser	—	(6,169)	—
Fees contractually reduced/reimbursed by Investment Adviser	(803,300)	(878,299)	(813,509)
Net Expenses	273,175	487,053	501,429

Net Investment Income	2,561,159	353,213	1,115,147

Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investments in securities and
foreign currency translations (a)	(959,863)	5,130,673	(7,892,051)
Net realized gains/(losses) from futures contracts	20,980	—	—
Net realized gains/(losses) from forward foreign currency exchange contracts	(292,337)	—	—
Net realized gains/(losses) from swap agreements	(20,311)	—	—
Change in unrealized appreciation/depreciation on investments
in securities and foreign currency translations (b)	(5,142,518)	(8,540,176)	(20,635,942)
Change in unrealized appreciation/depreciation on futures contracts	(19,509)	—	—
Change in unrealized appreciation/depreciation on forward foreign
currency contracts	41,671	—	—
Change in unrealized appreciation/depreciation on swap agreements	(67,718)	—	—
Net realized/unrealized gains/(losses) on investments	(6,439,605)	(3,409,503)	(28,527,993)
Change in Net Assets Resulting from Operations	$(3,878,446)	$(3,056,290)	$(27,412,846)
____________________

Amounts designated as “—” are $0.00 or have been rounded to $0.00.

(a)	For Frontier Markets Fund and Asia ex-Japan Smaller Companies Equity Fund, net of foreign capital gains taxes of $49,629 and $49,749, respectively.
(b)	For Emerging Markets Debt Fund, Frontier Markets Fund and Asia ex-Japan Smaller Companies Equity Fund, net of change in foreign capital gains taxes of $(6,959), $(36,564) and $(35,931), respectively.

See notes to financial statements.	HSBC FAMILY OF FUNDS	57

HSBC FAMILY OF FUNDS

Statements of Operations – For the year ended October 31, 2018 (continued)

	HSBC	HSBC
	Global High	Global High
	Yield Bond	Income Bond
	Fund	Fund
Investment Income:
Interest	$1,561,961	$1,128,813
Dividends	65,908	19,090
Foreign tax withholding	(671)	(6,021)
Total Investment Income	1,627,198	1,141,882
Expenses:
Investment Management	196,142	180,112
Operational Support:
Class A Shares	2,296	225
Administration:
Class A Shares	893	88
Class I Shares	10,837	10,683
Shareholder Servicing:
Class A Shares	5,479	304
Accounting	93,827	112,340
Compliance Services	28,431	28,431
Custodian	9,851	17,455
Printing	7,213	6,212
Professional	182,318	182,304
Transfer Agent	9,871	8,970
Trustee	72,430	72,428
Registration fees	28,774	28,455
Other	29,995	28,744
Total expenses before fee and expense reductions	678,357	676,751
Fees contractually reduced/reimbursed by Investment Adviser	(428,942)	(454,308)
Net Expenses	249,415	222,443

Net Investment Income	1,377,783	919,439

Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investments in securities and foreign
currency translations	214,624	78,251
Net realized gains/(losses) from futures contracts	8,605	(13,390)
Net realized gains/(losses) from forward foreign currency exchange contracts	275,362	355,614
Net realized gains/(losses) from swap agreements	86,828	(14,914)
Change in unrealized appreciation/depreciation on investments in
securities and foreign currency translations	(2,080,264)	(1,981,467)
Change in unrealized appreciation/depreciation on futures contracts	(5,726)	1,060
Change in unrealized appreciation/depreciation on forward foreign currency contracts	40,680	45,987
Change in unrealized appreciation/depreciation on swap agreements	(61,722)	11,433
Net realized/unrealized gains/(losses) on investments	(1,521,613)	(1,517,426)
Change in Net Assets Resulting from Operations	$(143,830)	$(597,987)

58	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	HSBC Emerging		HSBC Frontier
	Markets Debt Fund		Markets Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2018	2017	2018	2017
Investment Activities:
Operations:
Net investment income/(loss)	$2,561,159	$1,670,735	$353,213	$627,159
Net realized gains/(losses) from investments	(1,251,531)	274,792	5,130,673	(1,141,141)
Change in unrealized appreciation/depreciation on investments	(5,188,074)	424,092	(8,540,176)	8,390,721
Change in net assets resulting from operations	(3,878,446)	2,369,619	(3,056,290)	7,876,739

Distributions to shareholders:
Class A Shares	(60,410)	(51,279)	(54,857)	(130,080)
Class I Shares	(2,000,196)	(1,700,117)	(335,337)	(853,448)
Tax return of capital:
Class A Shares	(5,236)	—	—	—
Class I Shares	(173,381)	—	—	—
Change in net assets resulting from distributions to shareholders	(2,239,223)	(1,751,396)	(390,194)	(983,528)
Change in net assets resulting from capital transactions	358,362	43,518,129	(28,944,038)	(9,609,674)
Change in net assets	(5,759,307)	44,136,352	(32,390,522)	(2,716,463)

Net Assets:
Beginning of period	55,008,305	10,871,953	46,559,464	49,275,927
End of period	$49,248,998	$55,008,305	$14,168,942	$46,559,464

See notes to financial statements.	HSBC FAMILY OF FUNDS	59

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	HSBC Emerging		HSBC Frontier
	Markets Debt Fund		Markets Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2018	2017	2018	2017
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$116,534	$127,899	$1,874,481	$1,967,929
Proceeds from merger (Note 9)	—	1,104,162	—	—
Dividends reinvested	59,490	47,154	44,239	110,103
Value of shares redeemed	(65,475)	(113,606)	(4,902,875)	(1,725,833)
Class A Shares capital transactions	110,549	1,165,609	(2,984,155)	352,199

Class I Shares:
Proceeds from shares issued	1,384,379	1,262,718	6,391,802	8,242,571
Proceeds from merger (Note 9)	—	49,003,085	—	—
Dividends reinvested	1,859,539	1,487,387	154,122	248,085
Value of shares redeemed	(2,996,105)	(9,400,670)	(32,505,807)	(18,452,529)
Class I Shares capital transactions	247,813	42,352,520	(25,959,883)	(9,961,873)
Change in net assets resulting from capital transactions	$358,362	$43,518,129	$(28,944,038)	$(9,609,674)

SHARE TRANSACTIONS:
Class A Shares:
Issued	11,588	12,171	146,955	148,167
Proceeds from merger (Note 9)	—	108,147	—	—
Reinvested	5,855	4,544	3,167	9,549
Redeemed	(6,491)	(11,224)	(383,470)	(134,146)
Change in Class A Shares	10,952	113,638	(233,348)	23,570

Class I Shares:
Issued	137,691	126,794	450,786	619,935
Proceeds from merger (Note 9)	—	4,823,546	—	—
Reinvested	183,529	143,748	10,993	21,461
Redeemed	(303,105)	(926,213)	(2,274,757)	(1,480,772)
Change in Class I Shares	18,115	4,167,875	(1,812,978)	(839,376)
____________________

Amounts designated as “—” are $0.00 or have been rounded to $0.00.

60 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	HSBC Asia ex-Japan Smaller		HSBC Global
	Companies Equity Fund		High Yield Bond Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2018	2017	2018	2017
Investment Activities:
Operations:
Net investment income/(loss)	$1,115,147	$146,157	$1,377,783	$1,291,648
Net realized gains/(losses) from investments	(7,892,051)	1,739,607	585,419	(15,382)
Change in unrealized appreciation/depreciation on investments	(20,635,942)	1,210,035	(2,107,032)	914,110
Change in net assets resulting from operations	(27,412,846)	3,095,799	(143,830)	2,190,376

Distributions to shareholders:
Class A Shares	(112,055)	(1,937)	(107,796)	(74,068)
Class I Shares	(1,771,541)	(161,034)	(1,389,290)	(1,287,782)
Class S Shares *	—	(1,732)	—	—
Change in net assets resulting from distributions to shareholders	(1,883,596)	(164,703)	(1,497,086)	(1,361,850)
Change in net assets resulting from capital transactions	92,207,799	743,930	1,667,615	2,535,293
Change in net assets	62,911,357	3,675,026	26,699	3,363,819

Net Assets:
Beginning of period	15,082,681	11,407,655	30,089,419	26,725,600
End of period	$77,994,038	$15,082,681	$30,116,118	$30,089,419
____________________

Amounts designated as “—” are $0.00 or have been rounded to $0.00.
* Class S Shares were liquidated on February 23, 2017 for Asia ex-Japan Smaller Companies Equity Fund and are no longer offered.

See notes to financial statements.	HSBC FAMILY OF FUNDS 61

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	HSBC Asia ex-Japan Smaller		HSBC Global
	Companies Equity Fund		High Yield Bond Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2018	2017	2018	2017
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$684,422	$615,785	$503,745	$1,424,531
Dividends reinvested	111,779	1,744	105,282	72,813
Value of shares redeemed	(1,276,414)	(21,911)	(129,960)	(59,691)
Class A Shares capital transactions	(480,213)	595,618	479,067	1,437,653

Class I Shares:
Proceeds from shares issued	111,041,520	128,538	—	—
Dividends reinvested	1,739,594	136,787	1,188,548	1,097,640
Value of shares redeemed	(20,093,102)	—	—	—
Class I Shares capital transactions	92,688,012	265,325	1,188,548	1,097,640

Class S Shares: *
Dividends reinvested	—	1,472	—	—
Value of shares redeemed	—	(118,485)	—	—
Class S Shares capital transactions	—	(117,013)	—	—
Change in net assets resulting from capital transactions	$92,207,799	$743,930	$1,667,615	$2,535,293

SHARE TRANSACTIONS:
Class A Shares:
Issued	54,479	50,504	50,036	142,914
Reinvested	9,253	170	10,601	7,265
Redeemed	(105,405)	(1,838)	(12,981)	(5,928)
Change in Class A Shares	(41,673)	48,836	47,656	144,251

Class I Shares:
Issued	9,033,251	11,282	—	—
Reinvested	144,006	13,384	119,271	109,281
Redeemed	(1,831,557)	—	—	—
Change in Class I Shares	7,345,700	24,666	119,271	109,281

Class S Shares: *
Reinvested	—	144	—	—
Redeemed	—	(10,352)	—	—
Change in Class S Shares	—	(10,208)	—	—
____________________

Amounts designated as “—” are $0.00 or have been rounded to $0.00.
* Class S Shares were liquidated on February 23, 2017 for Asia ex-Japan Smaller Companies Equity Fund and are no longer offered.

62 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	HSBC Global High
	Income Bond Fund
	For the	For the
	year ended	year ended
	October 31,	October 31,
	2018	2017
Investment Activities:
Operations:
Net investment income/(loss)	$919,439	$871,520
Net realized gains/(losses) from investments	405,561	(120,648)
Change in unrealized appreciation/depreciation on investments	(1,922,987)	748,983
Change in net assets resulting from operations	(597,987)	1,499,855

Distributions to shareholders:
Class A Shares	(6,841)	(7,186)
Class I Shares	(943,491)	(863,926)
Change in net assets resulting from distributions to shareholders	(950,332)	(871,112)
Change in net assets resulting from capital transactions	638,556	927,563
Change in net assets	(909,763)	1,556,306

Net Assets:
Beginning of period	28,168,063	26,611,757
End of period	$27,258,300	$28,168,063

See notes to financial statements.	HSBC FAMILY OF FUNDS 63

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	HSBC Global High
	Income Bond Fund
	For the	For the
	year ended	year ended
	October 31,	October 31,
	2018	2017
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,210	$169,516
Dividends reinvested	6,334	6,687
Value of shares redeemed	(167,569)	—
Class A Shares capital transactions	(160,025)	176,203

Class I Shares:
Proceeds from shares issued	—	40,029
Dividends reinvested	806,095	737,268
Value of shares redeemed	(7,514)	(25,937)
Class I Shares capital transactions	798,581	751,360
Change in net assets resulting from capital transactions	$638,556	$927,563

SHARE TRANSACTIONS:
Class A Shares:
Issued	119	16,850
Reinvested	622	661
Redeemed	(16,730)	—
Change in Class A Shares	(15,989)	17,511

Class I Shares:
Issued	—	3,881
Reinvested	79,251	72,746
Redeemed	(717)	(2,558)
Change in Class I Shares	78,534	74,069
____________________

Amounts designated as “—” are $0.00 or have been rounded to $0.00.

64 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (b)
CLASS A SHARES
Year Ended October 31, 2018	$10.34	$0.44	(c)	$(1.18)	$(0.74)	$(0.38)	$—	$(0.03)	$(0.41)	$9.19	(7.51)%	$1,558	0.85%	4.45%	2.20%	53%
Year Ended October 31, 2017	10.29	0.45	(c)	0.08	0.53	(0.48)	—	—	(0.48)	10.34	5.29%	1,640	0.85%	4.33%	1.83%	50%
Year Ended October 31, 2016	9.89	0.35	(c)	0.54	0.89	(0.49)	—	—	(0.49)	10.29	9.36%	463	1.07%	3.55%	3.13%	91%
Year Ended October 31, 2015	10.37	0.37	(c)	(0.42)	(0.05)	(0.43)	—	—	(0.43)	9.89	(0.52)%	742	1.20%	3.64%	1.84%	90%
Year Ended October 31, 2014	10.42	0.37		0.13	0.50	(0.39)	(0.16)	—	(0.55)	10.37	5.07%	1,195	1.20%	3.59%	1.51%	51%
CLASS I SHARES
Year Ended October 31, 2018	10.29	0.48	(c)	(1.18)	(0.70)	(0.39)	—	(0.03)	(0.42)	9.17	(7.14)%	47,691	0.50%	4.80%	2.01%	53%
Year Ended October 31, 2017	10.24	0.49	(c)	0.06	0.55	(0.50)	—	—	(0.50)	10.29	5.57%	53,368	0.50%	4.68%	1.54%	50%
Year Ended October 31, 2016	9.91	0.39	(c)	0.54	0.93	(0.60)	—	—	(0.60)	10.24	9.70%	10,409	0.70%	3.90%	2.83%	91%
Year Ended October 31, 2015	10.39	0.40	(c)	(0.41)	(0.01)	(0.47)	—	—	(0.47)	9.91	(0.11)%	11,267	0.85%	3.97%	1.29%	90%
Year Ended October 31, 2014	10.44	0.41		0.13	0.54	(0.43)	(0.16)	—	(0.59)	10.39	5.43%	40,839	0.85%	3.99%	1.16%	51%

(a)	Total return calculations do not include any sales or redemption charges.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c)	Calculated based on average shares outstanding.
Amounts designated as “—“ are $ 0.00 or have been rounded to $ 0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS 65

HSBC FRONTIER MARKETS FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period		Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS A SHARES
Year Ended October 31, 2018	$14.10	$0.17	$(2.82)	$(2.65)	$(0.09)	$—	$(0.09)	$11.36	(d)	(18.89)%	$4,342	2.00%	1.26%	5.54%	62%
Year Ended October 31, 2017	11.94	0.16	2.23	2.39	(0.23)	—	(0.23)	14.10	(d)	20.41%	8,676	2.20%	1.20%	3.28%	44%
Year Ended October 31, 2016	12.11	0.13	0.14	0.27	(0.44)	—	(0.44)	11.94		2.59%	7,069	2.18%	1.17%	2.55%	8%
Year Ended October 31, 2015	14.95	0.12	(1.81)	(1.69)	(0.09)	(1.06)	(1.15)	12.11		(11.67)%	21,756	2.20%	0.96%	2.20%	66%
Year Ended October 31, 2014	13.06	0.20	2.14	2.34	(0.05)	(0.40)	(0.45)	14.95		18.38%	44,837	2.20%	1.38%	2.24%	64%
CLASS I SHARES
Year Ended October 31, 2018	14.18	0.19	(2.79)	(2.60)	(0.14)	—	(0.14)	11.44	(d)	(18.52)%	9,827	1.70%	1.30%	4.81%	62%
Year Ended October 31, 2017	12.02	0.19	2.25	2.44	(0.28)	—	(0.28)	14.18	(d)	20.78%	37,883	1.85%	1.49%	2.90%	44%
Year Ended October 31, 2016	12.19	0.22	0.09	0.31	(0.48)	—	(0.48)	12.02		2.99%	42,207	1.82%	1.93%	2.20%	8%
Year Ended October 31, 2015	15.08	0.19	(1.85)	(1.66)	(0.17)	(1.06)	(1.23)	12.19		(11.42)%	120,010	1.85%	1.44%	1.86%	66%
Year Ended October 31, 2014	13.15	0.23	2.17	2.40	(0.07)	(0.40)	(0.47)	15.08		18.77%	173,616	1.85%	1.57%	1.90%	64%

(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The net asset value per share (“NAV”) for financial reporting purposes differs from the NAV reported due to adjustments made in accordance with accounting principles generally accepted in the United States of America.
Amounts designated as “–“ are $ 0.00 or have been rounded to $ 0.00.

66 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC ASIA EX-JAPAN SMALLER COMPANIES EQUITY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period		Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Year Ended October 31, 2018	$13.75	$0.04	$(2.84)	$(2.80)	$(0.18)	$(1.51)	$(1.69)	$9.26		(23.23)%	$218	1.25%	0.35%	4.18%	138%
Year Ended October 31, 2017	11.04	0.18	2.66	2.84	(0.13)	—	(0.13)	13.75		26.09%	896	1.75%	1.45%	3.94%	97%
Year Ended October 31, 2016	9.59	0.10	1.46	1.56	(0.11)	—	(0.11)	11.04		16.29%	181	1.72%	0.98%	3.88%	93%
Period Ended October 31, 2015(e)	10.00	0.10	(0.49)	(0.39)	(0.02)	—	(0.02)	9.59		(3.82)%	156	1.75%	1.03%	3.64%	146%
CLASS I SHARES
Year Ended October 31, 2018	13.76	0.23	(2.99)	(2.76)	(0.21)	(1.51)	(1.72)	9.28	(f)	(22.98)%	77,776	0.90%	2.04%	2.35%	138%
Year Ended October 31, 2017	11.05	0.14	2.73	2.87	(0.16)	—	(0.16)	13.76		26.47%	14,186	1.40%	1.14%	3.66%	97%
Year Ended October 31, 2016	9.62	0.15	1.45	1.60	(0.17)	—	(0.17)	11.05		16.75%	11,114	1.36%	1.55%	3.57%	93%
Period Ended October 31, 2015(e)	10.00	0.13	(0.49)	(0.36)	(0.02)	—	(0.02)	9.62		(3.49)%	9,461	1.40%	1.33%	3.38%	146%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on November 11, 2014.
(f)	The net asset value per share (“NAV”) for financial reporting purposes differs from the NAV reported due to adjustments made in accordance with accounting principles generally accepted in the United States of America.
Amounts designated as “—“ are $ 0.00 or have been rounded to $ 0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS 67

HSBC GLOBAL HIGH YIELD BOND FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period		Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Year Ended October 31, 2018	$10.24	$0.42	$(0.50)	$(0.08)	$(0.47)	$—	$(0.47)	$9.69		(0.84)%	$2,402	1.15%	4.24%	2.57%	50%
Year Ended October 31, 2017	9.97	0.42	0.30	0.72	(0.45)	—	(0.45)	10.24		7.45%	2,049	1.15%	4.15%	1.81%	42%
Year Ended October 31, 2016	9.67	0.41	0.28	0.69	(0.39)	—	(0.39)	9.97		7.37%	558	1.15%	4.27%	1.72%	50%
Period Ended October 31, 2015(e)	10.00	0.12	(0.34)	(0.22)	(0.11)	—	(0.11)	9.67		(2.23)%	140	1.15%	4.13%	1.93%	31%
CLASS I SHARES
Year Ended October 31, 2018	10.26	0.46	(0.50)	(0.04)	(0.50)	—	(0.50)	9.72		(0.41)%	27,714	0.80%	4.59%	2.22%	50%
Year Ended October 31, 2017	9.98	0.45	0.31	0.76	(0.48)	—	(0.48)	10.26		7.84%	28,040	0.80%	4.50%	1.48%	42%
Year Ended October 31, 2016	9.68	0.45	0.26	0.71	(0.41)	—	(0.41)	9.98	(f)	7.68%	26,168	0.80%	4.64%	1.59%	50%
Period Ended October 31, 2015(e)	10.00	0.13	(0.34)	(0.21)	(0.11)	—	(0.11)	9.68		(2.15)%	24,378	0.80%	4.45%	1.64%	31%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on July 14, 2015.
(f)	The net asset value per share (“NAV”) for financial reporting purposes differs from the NAV reported due to adjustments made in accordance with accounting principles generally accepted in the United States of America.
Amounts designated as “—“ are $ 0.00 or have been rounded to $ 0.00.

68 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Year Ended October 31, 2018	$10.45	$0.30	$(0.55)	$(0.25)	$(0.32)	$—	$(0.32)	$9.88	(2.39)%	$118	1.15%	2.94%	2.61%	51%
Year Ended October 31, 2017	10.24	0.29	0.23	0.52	(0.31)	—	(0.31)	10.45	5.24%	292	1.15%	2.86%	1.81%	44%
Year Ended October 31, 2016	9.83	0.30	0.38	0.68	(0.27)	—	(0.27)	10.24	7.04%	107	1.15%	2.99%	1.71%	47%
Period Ended October 31, 2015(e)	10.00	0.09	(0.18)	(0.09)	(0.08)	—	(0.08)	9.83	(0.93)%	99	1.15%	2.89%	1.89%	24%
CLASS I SHARES
Year Ended October 31, 2018	10.49	0.34	(0.56)	(0.22)	(0.35)	—	(0.35)	9.92	(2.12)%	27,140	0.80%	3.32%	2.44%	51%
Year Ended October 31, 2017	10.26	0.33	0.23	0.56	(0.33)	—	(0.33)	10.49	5.62%	27,876	0.80%	3.21%	1.58%	44%
Year Ended October 31, 2016	9.83	0.33	0.39	0.72	(0.29)	—	(0.29)	10.26	7.43%	26,505	0.80%	3.34%	1.61%	47%
Period Ended October 31, 2015(e)	10.00	0.10	(0.18)	(0.08)	(0.09)	—	(0.09)	9.83	(0.84)%	24,696	0.80%	3.24%	1.61%	24%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on July 14, 2015.
Amounts designated as ““—““ are $ 0.00 or have been rounded to $ 0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS 69

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018

1. Organization:

The HSBC Funds (the “Trust”), a Delaware statutory trust organized on March 2, 2016, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of October 31, 2018, the Trust is composed of 10 separate operational funds, each a series of the HSBC Family of Funds. The accompanying financial statements are presented for the following five funds (individually a “Fund”, collectively the “Funds” or the “Global Funds”):

Fund	Short Name
HSBC Emerging Markets Debt Fund	Emerging Markets Debt Fund
HSBC Frontier Markets Fund	Frontier Markets Fund
HSBC Asia ex-Japan Smaller Companies Equity Fund	Asia ex-Japan Fund
HSBC Global High Yield Bond Fund	Global High Yield Bond Fund
HSBC Global High Income Bond Fund	Global High Income Bond Fund

Financial statements for all other funds of the Trust are published separately. The Emerging Markets Debt Fund is a non-diversified fund. All of the other Funds are diversified funds. The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The share classes offered by each Fund and the maximum sales charge for Class A Shares are summarized in the following table.

	Share	Class A Shares
Fund	Classes Offered	Maximum Sales Charge
Emerging Markets Debt Fund	A, I	4.75%
Frontier Markets Fund	A, I	5.00%
Asia ex-Japan Fund	A, I	5.00%
Global High Yield Bond Fund	A, I	4.75%
Global High Income Bond Fund	A, I	4.75%

Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares.

Under the Trust’s organizational documents, the Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust believes the risk of loss to be remote.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

70 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018 (continued)

Securities Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of certain foreign securities, in which case dividends are recorded as soon as such information becomes available. For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

Foreign Currency Translation:

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities at the close of each business day. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in securities and foreign currency translations.

Foreign Taxes:

Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue foreign capital gains taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest. Such tax accrual is based in part on actual and estimated realized gains. Estimated realized gains are subject to change and such change could be material. However, management’s conclusions may be subject to future review and change based on changes in, or the interpretation of, the accounting standards or tax laws and regulations.

Restricted Securities and Illiquid Securities:

The Funds may invest in restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees (the “Board”). Therefore, not all restricted securities are considered illiquid. To the extent that a Fund purchases securities that are restricted as to resale or for which current market quotations are not available, such securities will be valued based upon all relevant factors as outlined in Securities and Exchange Commission (“SEC”) Financial Reporting Release No. 1. Disposal of restricted securities may involve time consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

Participation Notes and Participatory Notes:

The Funds may invest in participation notes or participatory notes (“P-notes”). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instruments at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that

HSBC FAMILY OF FUNDS 71

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018 (continued)

underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of a Fund to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects a Fund that holds them to counterparty risk (and this risk may be amplified if the Fund purchases P-notes from only a small number of issuers).

Derivative Instruments:

All open derivative positions at period end are reflected on each Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Forward Foreign Currency Exchange Contracts:

Each Fund may enter into forward foreign currency exchange contracts. The Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of securities denominated in a particular currency or to enhance return. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at prearranged exposure levels to cover a Fund’s exposure to the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. Forward foreign currency exchange contracts may involve credit or market risk in excess of the amounts reflected on the Statements of Assets and Liabilities.

During the year ended October 31, 2018, the Emerging Markets Debt Fund, Global High Yield Bond Fund and Global High Income Bond Fund entered into forward foreign currency exchange contracts to gain exposure to certain markets and for hedging purposes. The notional amount of forward foreign currency exchange contracts outstanding as of October 31, 2018 and the monthly average notional amount for these contracts during the year ended October 31, 2018 were as follows:

	Outstanding		Monthly Average
	Notional Amount ($)		Notional Amount ($)
	Long	Short	Long		Short
Forward Foreign Currency Exchange Contracts:
Emerging Markets Debt Fund	7,700,964	(5,300,618)	8,577,483		(5,970,454)
Global High Yield Bond Fund	—	(9,424,164)	921,422	(a)	(7,184,038)
Global High Income Bond Fund	—	(12,274,075)	1,085,559	(b)	(9,913,986)
____________________

(a)	For the period December 1, 2017 to January 31, 2018.
(b)	For the period December 1, 2017 to February 28, 2018.

72 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018 (continued)

Option Contracts:

The Funds may purchase or write put and call options on securities, indices, foreign currencies and derivative instruments. When purchasing options, the Funds pay a premium which is recorded as the cost basis in the investment and which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction. When writing options, the Funds receive a premium which is recorded as a liability and which is subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses.

The Funds may purchase or write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Funds may enter into interest rate swaption agreements for hedging purposes. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises their option. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in interest rates.

The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at prearranged exposure levels to cover a Fund’s exposure to the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. Option contracts may involve credit or market risk in excess of the amounts reflected on the Statements of Assets and Liabilities. During the year ended October 31, 2018, the Funds did not hold any option contracts.

Futures Contracts:

The Funds may enter into futures contracts for the purpose of hedging existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest conditions. Upon entering into futures contracts, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made or received each day, depending on the daily fluctuations in the fair value of the underlying security. The Funds recognize an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the amounts reflected on the Statements of Assets and Liabilities as variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. During the year ended October 31, 2018, the Emerging Markets Debt Fund, Global High Yield Bond Fund and Global High Income Bond Fund invested

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Notes to Financial Statements—as of October 31, 2018 (continued)

in futures contracts to gain exposure to certain markets and for hedging purposes. The gross notional amount of futures contracts outstanding as of October 31, 2018, and the monthly average notional amount for these contracts for the year ended October 31, 2018 were as follows:

	Outstanding		Monthly Average
	Notional Amount ($)		Notional Amount ($)
	Long	Short	Long		Short
Futures Contracts:
Emerging Markets Debt Fund	2,247,657	(1,895,000)	2,519,701		(1,931,500)
Global High Yield Bond Fund	355,313	—	357,484	(a)	(121,238	)(b)
Global High Income Bond Fund	567,969	(355,313)	883,656	(c)	(502,891	)(c)
____________________

(a)	For the period August 1, 2018 to October 31, 2018.
(b)	For the period November 1, 2017 to July 31, 2018.
(c)	For the period December 1, 2017 to October 31, 2018.

Swap Agreements:

The Funds may enter into swap contracts in accordance with their investment objectives and policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or cleared through a third party, known as a clearing organization (“centrally cleared swaps”). The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices.

The Funds will usually enter into swaps on a net basis, which means that the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument with a Fund receiving or paying only the net amount of the two returns. Upfront receipts and payments are recorded as a liability or asset, respectively. These upfront receipts and payments are amortized or accreted to gains or losses over the life of the swap agreement. Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the clearing organization. Changes in market value, if any, are reflected as a component of net change in “unrealized appreciation or depreciation on swap agreements”. Daily changes in valuation of centrally cleared swaps, if any, are recorded as “variation margin on swap agreements”. Net periodic payments received or paid by the Funds are recorded as “realized gains or losses on swap agreements”. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty are generally collateralized by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities or by pledging such securities as collateral.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index and are subject to credit risk exposure. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding for which a Fund is the seller of protection are disclosed in the Schedules of Portfolio Investments. These potential

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Notes to Financial Statements—as of October 31, 2018 (continued)

amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at prearranged exposure levels to cover a Fund’s exposure to the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy its obligations to a Fund. Swap agreements may involve credit or market risk in excess of the amounts reflected on the Statements of Assets and Liabilities.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

During the year ended October 31, 2018, the Emerging Markets Debt Fund, Global High Yield Bond Fund and Global High Income Bond Fund entered into credit default swap agreements primarily to manage and/or gain exposure to credit risk. The notional amount of swap agreements outstanding as of October 31, 2018 and the monthly average notional amount for these agreements during the year ended October 31, 2018 were as follows:

	Outstanding		Monthly Average
	Notional Amount ($)		Notional Amount ($)
	Buy	Sell	Buy	Sell
	Protection	Protection	Protection	Protection
Credit Default Swap Agreements:
Emerging Markets Debt Fund	750,000	(3,245,500)	750,000	(3,063,375)
Global High Yield Bond Fund	—	(516,350)	200,000 (a)	(926,484)
Global High Income Bond Fund	—	(702,000)	—	(652,667)
____________________

(a)	For the period January 1, 2018 to March 31, 2018.

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Notes to Financial Statements—as of October 31, 2018 (continued)

Summary of Derivative Instruments:

The following is a summary of the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of October 31, 2018:

	Assets			Liabilities
Fund	Unrealized Appreciation on Forward Foreign Currency Exchange Contracts ($)	Variation Margin on Futures Contracts ($)*	Swap Agreements at Value ($)*	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts ($)	Variation Margin on Futures Contracts ($)*	Swap Agreements at Value ($)*
Foreign Exchange Rate Risk Exposure:
Emerging Markets
Debt Fund	217,829	—	—	221,520	—	—
Global High Yield
Bond Fund	114,005	—	—	6,800	—	—
Global High Income
Bond Fund	148,606	—	—	8,855	—	—

Credit Contracts Risk Exposure:
Emerging Markets
Debt Fund	—	—	18,468	—	—	46,291
Global High Yield
Bond Fund	—	—	10,680	—	—	1,819
Global High Income
Bond Fund	—	—	4,005	—	—	3,606

Interest Rate Risk Exposure:
Emerging Markets
Debt Fund	—	30,102	—	—	22,031	—
Global High Yield
Bond Fund	—	—	—	—	5,726	—
Global High Income
Bond Fund	—	6,316	—	—	5,228	—
____________________

*	Total fair value is presented by Primary Risk Exposure. For forward currency contracts, such amounts represent the appreciation (for asset derivatives) or depreciation (for liability derivatives). For futures contracts, the amounts represent their cumulative appreciation/depreciation, which includes movements of variation margin. The Statements of Assets and Liabilities only reflect the current day variation margin. Centrally cleared swaps are reported at value, which includes movements of variation margin.

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Notes to Financial Statements—as of October 31, 2018 (continued)

The following is a summary of the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended October 31, 2018:

	Realized Gain (Loss) on Derivatives
	Recognized as a Result from Operations
	Net Realized
	Gains (Losses)	Net Realized	Net Realized
	from Forward	Gains (Losses)	Gains (Losses)
	Foreign Currency	from Futures	from Swap
Fund	Exchange Contracts ($)	Contracts ($)	Agreements ($)
Foreign Exchange Rate Risk Exposure:
Emerging Markets Debt Fund	(292,337)	—	—
Global High Yield Bond Fund	275,362	—	—
Global High Income Bond Fund	355,614	—	—

Credit Contracts Risk Exposure:
Emerging Markets Debt Fund	—	—	(20,311)
Global High Yield Bond Fund	—	—	86,828
Global High Income Bond Fund	—	—	(14,914)

Interest Rate Risk Exposure:
Emerging Markets Debt Fund	—	20,980	—
Global High Yield Bond Fund	—	8,605	—
Global High Income Bond Fund	—	(13,390)	—

	Net Change in Unrealized Appreciation/Depreciation
	on Derivatives Recognized as a Result from Operations
	Change in Unrealized	Change in	Change in
	Appreciation/	Unrealized	Unrealized
	Depreciation	Appreciation/	Appreciation/
	on Forward	Depreciation	Depreciation
	Foreign Currency	on Futures	on Swap
Fund	Exchange Contracts ($)	Contracts ($)	Agreements ($)
Foreign Exchange Rate Risk Exposure:
Emerging Markets Debt Fund	41,671	—	—
Global High Yield Bond Fund	40,680	—	—
Global High Income Bond Fund	45,987	—	—

Credit Contracts Risk Exposure:
Emerging Markets Debt Fund	—	—	(67,718)
Global High Yield Bond Fund	—	—	(61,722)
Global High Income Bond Fund	—	—	11,433

Interest Rate Risk Exposure:
Emerging Markets Debt Fund	—	(19,509)	—
Global High Yield Bond Fund	—	(5,726)	—
Global High Income Bond Fund	—	1,060	—

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Notes to Financial Statements—as of October 31, 2018 (continued)

The Funds are generally subject to master netting arrangements that allow for amounts owed between each Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting arrangements do not apply to amounts owed to/from different counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to legally enforceable master netting arrangements in the Statements of Assets and Liabilities. The tables below present the gross and net amounts of the assets and liabilities with any offsets to reflect the Funds’ ability to reflect the master netting arrangements at October 31, 2018 in the Statements of Assets and Liabilities

As of October 31, 2018, each Fund’s derivative assets and liabilities by type are as follows:

	Emerging Markets		Global High Yield		Global High Income
	Debt Fund		Bond Fund		Bond Fund
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$5,500	$4,375	$—	$1,031	$1,031	$1,219
Forward currency contracts	217,829	221,520	114,005	6,800	148,606	8,855
Swap agreements	19,406	21,483	578	1,819	217	3,606
Total derivative assets and liabilities in the Statement of
Assets and Liabilities	242,735	247,378	114,583	9,650	149,854	13,680
Derivative asset and liabilities not subject to a master netting
agreement or similar agreement (“MNA”)	(6,438)	(4,375)	(578)	(1,031)	(1,248)	(1,219)
Total assets and liabilities subject to a MNA	$236,297	$243,003	$114,005	$8,619	$148,606	$12,461

The following table represents each Fund’s derivative assets by counterparty net of amounts available for offset under a master netting arrangement and net of the related collateral received by each Fund as of October 31, 2018:

	Derivative Assets	Derivatives	Non-cash
	Subject to a MNA	Available	Collateral	Cash Collateral	Net Amount of
Counterparty	by Counterparty	for Offset	Received (a)	Received (a)	Derivative Assets
Emerging Markets Debt Fund:
Bank of America	$55,706	$(46,901)	$—	$—	$8,805
Barclays Bank PLC	16,062	(8,145)	—	—	7,917
Credit Suisse	22,603	(10,960)	—	—	11,643
Goldman Sachs	29,228	(29,228)	—	—	—
JPMorgan Chase	58,471	(49,967)	—	—	8,504
Standard Chartered Bank	19,050	(19,050)	—	—	—
UBS AG	35,177	—	—	—	35,177
Total	$236,297	$(164,251)	$—	$—	$72,046

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Notes to Financial Statements—as of October 31, 2018 (continued)

	Derivative Assets	Derivatives	Non-cash
	Subject to a MNA	Available	Collateral	Cash Collateral	Net Amount of
Counterparty	by Counterparty	for Offset	Received (a)	Received (a)	Derivative Assets
Global High Yield Bond Fund:
Bank of America	$4,047	$(1,819)	$—	$—	$2,228
UBS AG	109,958	(6,800)	—	—	103,158
Total	$114,005	$(8,619)	$—	$—	$105,386
Global High Income Bond Fund:
UBS AG	$148,606	$(8,855)	$—	$—	$139,751
Total	$148,606	$(8,855)	$—	$—	$139,751
____________________

(a)	The actual collateral received may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

The following table represents each Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting arrangement and net of the related collateral pledged by each Fund as of October 31, 2018:

	Derivative
	Liabilities	Derivatives	Non-cash
	Subject to a MNA	Available	Collateral	Cash Collateral	Net Amount of
Counterparty	by Counterparty	for Offset	Pledged (a)	Pledged (a)	Derivative Liabilities
Emerging Markets Debt Fund:
Bank of America	$46,901	$(46,901)	$—	$—	$—
Barclays Bank PLC	8,145	(8,145)	—	—	—
Credit Suisse	10,960	(10,960)	—	—	—
Goldman Sachs	105,437	(29,228)	—	—	76,209
JPMorgan Chase	49,967	(49,967)	—	—	—
Standard Chartered Bank	21,593	(19,050)	—	—	2,543
Total	$243,003	$(164,251)	$—	$—	$78,752
Global High Yield Bond Fund:
Bank of America	$1,819	$(1,819)	$—	$—	$—
UBS AG	6,800	(6,800)	—	—	—
Total	$8,619	$(8,619)	$—	$—	$—
Global High Income Bond Fund:
Bank of America	$3,606	$—	$—	$—	$3,606
UBS AG	8,855	(8,855)			—
Total	$12,461	$(8,855)	$—	$—	$3,606
____________________

(a)	The actual collateral received may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

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Notes to Financial Statements—as of October 31, 2018 (continued)

Pursuant to each Fund’s ISDA Master Agreement for trading over-the-counter derivatives (“ISDA”), each Fund must notify counterparties if its net asset value (“NAV”) declines below a predetermined level over specified periods. In the event a Fund’s NAV declines below one of the predetermined levels, the decline may trigger an Additional Termination Event under the ISDA (“NAV Decline Trigger Event”) whereby each counterparty would have the right to declare an Early Termination Date, terminate the ISDA, and close-out all outstanding derivatives positions according to the close-out procedures of the ISDA. Pursuant to the terms of the ISDA, following a NAV Decline Trigger Event, counterparties may agree to waive their right to declare an Early Termination Date and thereby waive their right to terminate the ISDA and close-out any outstanding derivatives positions.

In addition to the provisions relating to Additional Termination Events, under the terms of the Credit Support Annex to the ISDA, parties to an ISDA are required to post collateral to the other party if any of their derivatives positions are in a position of net liability. If either party fails to post required collateral and such failure is not remedied following subsequent notice, the failure to post collateral may be an Additional Termination Event and the other party may declare an Early Termination Event, terminate the ISDA, and close out any outstanding derivatives position. As of October 31, 2018, for derivatives positions where the Funds were in a position of net liability, the balance of any collateral posted is included in the Statements of Assets and Liabilities.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated among the applicable series within the Trust equally to each fund, in relation to their net assets, or another appropriate basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Distributions to Shareholders:

Dividends distributed to shareholders of the Funds from net investment income, if any, are declared and distributed monthly, except for the Frontier Markets Fund and Asia ex-Japan Fund, which distribute dividends to shareholders annually. Distributions from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

Federal Income Taxes:

Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required for the Funds, although shareholders may be taxed on distributions they receive.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken. Management’s conclusions may be subject to future review based on changes in, or interpretation of, accounting standards or tax laws and regulations.

80	HSBC FAMILY OF FUNDS

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Notes to Financial Statements—as of October 31, 2018 (continued)

3. Investment Valuation Summary

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Funds’ investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1—quoted prices in active markets for identical assets
●	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Bonds and other fixed income securities (other than short-term obligations) are valued at the evaluated bid price, as of the time NAV is determined, supplied by an approved independent pricing service, based upon market transactions for normal, institutional-size trading units of similar securities, as well as yield, quality, coupon rate, maturity, callability or prepayment option, type and size of issue, trading characteristics and other market data (“matrix valuations”), without exclusive reliance on quoted prices on an exchange or over-the-counter prices. Because quoted prices on exchanges or over-the-counter prices are believed to reflect more accurately the fair value of such securities, matrix valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange (except the NASDAQ Stock Market), or in the absence of recorded sales, at the readily available closing bid price on such exchanges. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price on the date of valuation. Domestic equity securities that are not traded on an exchange are valued at the quoted bid price in the over-the-counter market. These securities are typically categorized as Level 1 in the fair value hierarchy.

Exchange traded, foreign equity securities are valued in the appropriate currency on the last quoted sale price, or in the absence of recorded sales, at the readily available closing bid price on such exchange. If no sale is available because the country is on holiday the previous day’s last quoted sales price would be utilized. Foreign equity securities that are not exchange-traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market. These securities are typically categorized as Level 1 in the fair value hierarchy. Foreign equity securities that are not exchange traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market and are typically categorized as Level 2 in the fair value hierarchy.

Rights and warrants are valued at the last sales price on a national securities exchange. If these instruments are not scheduled to trade for a certain period they are generally valued intrinsically based on the terms of the issuance and the price of the underlying security. The time value of the warrants may also be considered by the Investment Adviser, as defined below. These instruments are typically categorized as Level 1 in the fair value hierarchy unless intrinsic value is used then would be categorized as Level 2 in the fair value hierarchy.

P-notes are valued by taking the last sales price of the underlying security on its primary exchange. In the absence of a recorded sale on the underlying security the readily available closing bid price on such exchange will be used. If no sale is available because the country is on holiday the previous day’s last quoted sales price would be utilized. All local prices will be converted to U.S. dollars using the foreign currency exchange rate as of the close of regular trading on the New York Stock Exchange. These instruments are typically categorized as Level 2 in the fair value hierarchy.

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Notes to Financial Statements—as of October 31, 2018 (continued)

Investments in other mutual funds are valued at their NAVs, as reported by such mutual funds and are typically categorized as Level 1 in the fair value hierarchy.

Exchange traded futures contracts are valued at their settlement price on the exchange on which they are traded and are typically categorized as Level 1 in the fair value hierarchy. Exchange traded option contracts are valued at the closing price or last sale price on the primary instrument for that option as recorded by an approved pricing service and are typically categorized as Level 1 in the fair value hierarchy.

Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the prevailing forward rates and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange, as provided by an approved pricing service, and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps and certain options, are generally valued by using a valuation provided by an approved independent pricing service and are typically categorized as Level 2 in the fair value hierarchy.

Securities or other assets for which market quotations or an independent pricing service evaluation are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters, and armed conflicts. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds’ NAV is calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When a Fund uses such a valuation model, the value assigned to the Fund’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges and are typically categorized as Level 2 in the fair value hierarchy. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the Funds to a significant extent.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

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Notes to Financial Statements—as of October 31, 2018 (continued)

The following is a summary of the valuation inputs used as of October 31, 2018 in valuing the Funds’ investments based upon the three levels defined above. The breakdown of country descriptions is disclosed in the Schedule of Portfolio Investments for each Fund:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Emerging Markets Debt Fund
Investment Securities:
Foreign Bonds	—	22,167,313	—	22,167,313
Yankee Dollars	—	23,318,229	—	23,318,229
Investment Company	587,485	—	—	587,485
Total Investment Securities	587,485	45,485,542	—	46,073,027
Other Financial Instruments: (a)
Futures Contracts	8,071	—	—	8,071
Credit Default Swaps	—	(3,015)	—	(3,015)
Centrally Cleared Credit Default Swaps	—	(24,808)	—	(24,808)
Forward Currency Contracts	—	(3,691)	—	(3,691)
Total Investments	595,556	45,454,028	—	46,049,584

Frontier Markets Fund
Investment Securities:
Common Stocks
Banks	3,079,150	2,134,799	—	5,213,949
Capital Markets	147,867	171,062	—	318,929
Construction Materials	216,792	—	—	216,792
Energy Equipment & Services	66,787	—	—	66,787
Food Products	—	548,178	9,193	557,371
Health Care Providers & Services	111,833	271,082	—	382,915
Independent Power & Renewable
Electricity Producers	222,208	—	—	222,208
Oil, Gas & Consumable Fuels	167,880	216,455	—	384,335
Real Estate Management
& Development	77,177	1,165,848	—	1,243,025
Transportation Infrastructure	922,362	—	—	922,362
Other Common Stocks	—	3,457,221	—	3,457,221
Participatory Notes	—	561,388	—	561,388
Investment Company	507,891	—	—	507,891
Total Investment Securities	5,519,947	8,526,033	9,193	14,055,173

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Notes to Financial Statements—as of October 31, 2018 (continued)

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Asia ex-Japan Fund
Investment Securities:
Common Stocks
Biotechnology	1,098,008	1,257,474	—	2,355,482
Construction & Engineering	—	1,268,472	338,158	1,606,630
Specialty Retail	366,510	1,629,965	—	1,996,475
Other Common Stocks	—	69,858,702	—	69,858,702
Warrant	—	—	—	—
Investment Company	1,612,674	—	—	1,612,674
Total Investment Securities	3,077,192	74,014,613	338,158	77,429,963

Global High Yield Bond Fund
Investment Securities:
Foreign Bonds	—	3,843,662	—	3,843,662
Yankee Dollars	—	7,056,006	—	7,056,006
Corporate Bonds	—	15,180,136	—	15,180,136
Exchange Traded Fund	1,252,676	—	—	1,252,676
Investment Companies	2,215,204	—	—	2,215,204
Total Investment Securities	3,467,880	26,079,804	—	29,547,684
Other Financial Instruments: (a)
Futures Contracts	(5,726)	—	—	(5,726)
Credit Default Swaps	—	(1,819)	—	(1,819)
Centrally Cleared Credit Default Swaps	—	10,680	—	10,680
Forward Currency Contracts	—	107,205	—	107,205
Total Investments	3,462,154	26,195,870	—	29,658,024

Global High Income Bond Fund
Investment Securities:
Foreign Bonds	—	5,728,203	—	5,728,203
Yankee Dollars	—	10,284,197	—	10,284,197
Corporate Bonds	—	9,736,231	—	9,736,231
U.S. Treasury Obligations	—	425,658	—	425,658
Investment Companies	587,743	—	—	587,743
Total Investment Securities	587,743	26,174,289	—	26,762,032
Other Financial Instruments: (a)
Futures Contracts	1,088	—	—	1,088
Credit Default Swaps	—	(3,606)	—	(3,606)
Centrally Cleared Credit Default Swaps	—	4,005	—	4,005
Forward Currency Contracts	—	139,751	—	139,751
Total Investments	588,831	26,314,439	—	26,903,270
____________________

(a)	Other financial instruments would include derivative instruments, such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation/(depreciation) on the instrument and swap agreements, which are valued at fair value.

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Notes to Financial Statements—as of October 31, 2018 (continued)

The Level 3 investments in the Frontier Markets Fund represent a security which had halted trading at year end, for which management applied a 50% discount to the last traded price to reflect the lack of marketability, negative company guidance and changes in the price of a security issued by an affiliate of the issuer. The Level 3 investments in the Asia ex-Japan Fund represent a security which had halted trading at year end, for which management applied a 15% discount to the last traded price to reflect the lack of marketability, negative company guidance and changes in the price of bonds issued by the company. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the discount applied to the last traded price would decrease (increase) the fair value measurement. There were transfers from Level 3 to Level 2 in the Asia ex-Japan Fund as of October 31, 2018 related to a security which had previously halted trading and had resumed market trading as disclosed in the table below.

Transfers from
Level 3 to
Level 2 ($)
Asia ex-Japan Fund
Common Stocks	391,029

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA), Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Contract. For its services in this capacity, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on the average daily net assets of each respective Fund, at annual rate of:

Fund	Fee Rate(%)
Emerging Markets Debt Fund	0.50
Frontier Markets Fund	1.25
Asia ex-Japan Fund	1.00
Global High Yield Bond Fund	0.65
Global High Income Bond Fund	0.65

HSBC Global Asset Management (UK) Limited (“AMEU”) acts as sub-adviser to the Frontier Markets Fund. AMEU receives a fee, accrued daily and paid monthly, based on average daily net assets of the Frontier Markets Fund at an annual rate of 0.625% from the fees paid to the Investment Adviser.

HSBC Global Asset Management (Hong Kong) Limited (“AMHK”) acts as sub-adviser to the Asia ex-Japan Fund. AMHK receives a fee, accrued daily and paid monthly, based on average daily net assets of the Asia ex-Japan Fund at an annual rate of 0.50% from the fees paid to the Investment Adviser.

HSBC also provides support services to the Funds pursuant to a Support Services Agreement in connection with the operation of certain classes of shares of the Funds. For its services in this capacity, HSBC is entitled to a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares of each of the Funds, at an annual rate of 0.10%. HSBC is not entitled to a support services fee for Class I Shares.

Administration, Fund Accounting and Other Services:

HSBC also serves the Funds as Administrator. Under the terms of the Administration Services Agreement, HSBC receives from the Funds (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate (%)
Up to $10 billion	0.0400
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $ 50 billion	0.0265
In excess of $ 50 billion	0.0245

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Notes to Financial Statements—as of October 31, 2018 (continued)

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trust. For the year ended October 31, 2018, the effective annualized rate was 0.038%, prior to any fee waivers or expense reimbursements, based on the average daily net assets of the Trust. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trust, subject to certain allocations in cases where one fund invests some or all of its assets in another fund.

Pursuant to a Sub-Administration Services Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s Sub-Administrator. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth below:

Based on Average Daily Net Assets of	Fee Rate (%)
Up to $10 billion	0.0200
In excess of $10 billion but not exceeding $20 billion	0.0150
In excess of $20 billion but not exceeding $ 50 billion	0.0065
In excess of $ 50 billion	0.0045

Under a Services Agreement between the Trust and Citi (the “Services Agreement”), Citi makes an individual available to serve as the Trust’s Chief Compliance Officer (the “CCO”). Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the Services Agreement, the Trust paid Citi $313,915 for the year ended October 31, 2018, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

In addition, Citi provides fund accounting services for each Fund under the Services Agreement. As fund accountant, Citi receives an annual fee per Fund and share class, subject to certain minimums and reimbursements of certain expenses. Citi receives additional fees paid by the Trust for regulatory administration services.

Distribution Arrangements:

Foreside Distribution Services, L.P. (“Foreside”) serves the Trust as Distributor (the “Distributor”). The Trust, on behalf of the Emerging Markets Debt and Frontier Markets Funds, has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25% of the average daily net assets of Class A Shares (currently not being charged). For the year ended October 31, 2018, Foreside, as Distributor, also received $1,976 in commissions from sales of the Trust.

Shareholder Servicing:

The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of Class A Shares of the Funds. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.50% annually of each Fund’s average daily net assets of Class A Shares.

The Trust has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Funds will pay all or a portion of such fees earned to financial intermediaries for performing such services.

86 HSBC FAMILY OF FUNDS

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Notes to Financial Statements—as of October 31, 2018 (continued)

Transfer Agency:

On April 16, 2018, DST Asset Manager Solutions, Inc. (“DST”) (formerly, Boston Financial Data Services, Inc.) announced that SS&C Technologies completed its acquisition of DST Systems, Inc., the parent of DST. DST provides transfer agency services for each Fund. As transfer agent, DST receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, and reimbursement of certain expenses.

Independent Trustees:

The Trust pays an annual retainer to each Independent Trustee, plus additional annual retainers to each Committee Chair and the Chairman of the Board. The Independent Trustees also receive a fee for each regular, special in-person, and telephonic meeting of the Board attended. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Trust and are presented in the Statements of Operations.

Fee Reductions:

The Investment Adviser has agreed to contractually limit through March 1, 2019, (March 1, 2020 with respect to the Frontier Markets Fund), the total annual expenses of the Funds, exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and estimated indirect expenses attributable to the Funds’ investments in investment companies. The applicable classes of each Fund have their own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Contractual
Fund	Class	Expense Limitations (%)
Emerging Markets Debt Fund	A	0.85
Emerging Markets Debt Fund	I	0.50
Frontier Markets Fund	A	1.85	*
Frontier Markets Fund	I	1.50	*
Asia ex-Japan Fund	A	1.25
Asia ex-Japan Fund	I	0.90
Global High Yield Bond Fund	A	1.15
Global High Yield Bond Fund	I	0.80
Global High Income Bond Fund	A	1.15
Global High Income Bond Fund	I	0.80
____________________

*	Effective April 12, 2018. Prior to April 12, 2018, the contractual expense limitations for Class A and Class I Shares were 2.20% and 1.85%, respectively.

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years calculated monthly from when the waiver or reimbursement is recorded to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2018, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2018, the repayments that may potentially be made by the Funds are as follows:
	Amount Eligible Through
	2021 ($)	2020 ($)	2019 ($)	Total ($)
Emerging Markets Debt Fund	803,300	364,333	224,310	1,391,943
Frontier Markets Fund	878,299	449,360	246,274	1,573,933
Asia ex-Japan Fund	813,509	282,747	223,130	1,319,386
Global High Yield Bond Fund	428,942	192,107	195,535	816,584
Global High Income Bond Fund	454,308	207,463	205,446	867,217

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Notes to Financial Statements—as of October 31, 2018 (continued)

The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be eliminated or changed at any time. Amounts waived/ reimbursed by the Investment Adviser, Administrator and Citi as Sub-Administrator are reported separately on the Statements of Operations, as applicable.

Other:

The Funds may purchase securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser. For the year ended October 31, 2018, the Funds purchased the following amounts of such securities:

Purchases ($)
Emerging Markets Debt Fund	2,635,000
Global High Yield Bond Fund	1,188,000
Global High Income Bond Fund	1,505,000

The Funds may use related party broker-dealers. For the year ended October 31, 2018, there were no brokerage commissions paid to broker-dealers affiliated with the Adviser.

The Adviser and its affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Funds invest.

5. Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2018 were as follows:

	Purchases ($)	Sales ($)
Emerging Markets Debt Fund	25,873,064	26,296,027
Frontier Markets Fund	16,874,031	44,531,205
Asia ex-Japan Fund	159,945,728	70,625,930
Global High Yield Bond Fund	15,318,454	13,604,122
Global High Income Bond Fund	11,890,741	10,479,144

For the year ended October 31, 2018, purchases and sales of long-term U.S. government securities were as follows:

	Purchases ($)	Sales ($)
Emerging Markets Debt Fund	—	178,463
Global High Income Bond Fund	2,951,938	2,979,198

6. Investment Risks:

Asia Risk: The Asia ex-Japan Fund’s performance is expected to be closely tied to the social, political, economic and regulatory developments within Asia and to be more volatile than the performance of a more geographically diversified mutual fund. Moreover, the economies of certain countries in Asia, including China, differ from the U.S. economy in several ways, including the rate of growth, composition of industries or reliance on natural resources, rates of inflation, capital reinvestment and balance of payments position. As export-driven economies, the economies of these countries are affected by developments in the economies and trade policies of their principal trading partners, including the U.S. Furthermore, flooding, monsoons and other natural disasters also can significantly affect the value of investments

Concentration of Market Risk: To the extent a Fund focuses its investments in a specific region or country, the Fund will be more susceptible to the market, political, and economic risks and developments of that region or country.

88 HSBC FAMILY OF FUNDS

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Notes to Financial Statements—as of October 31, 2018 (continued)

Derivatives Risk: The term “derivatives” covers a broad range of investments, including swaps, futures, options and currency forwards. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by a Fund. The success of Fund’s derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, index or rate. Certain derivative positions may be difficult to close out when a Fund’s portfolio manager may believe it would be appropriate to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Emerging Markets Risk: The prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have in an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities. Foreign securities, including those of emerging and frontier market issuers, are subject to additional risks, including international trade, political and regulatory risks.

Frontier Market Countries Risk: Frontier market countries generally have smaller economies and even less developed capital markets or legal and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade and the relatively new and unsettled securities laws in many frontier market countries.

High-Yield Securities Risk: Investments in high-yield securities (commonly referred to as “junk bonds”) are considered speculative investments and have significantly higher credit risk than investment-grade securities and tend to be less liquid than higher rated securities. The prices of high-yield securities, which may be more volatile than higher rated securities of similar maturity, may be more vulnerable to adverse market, economic, social or political conditions.

Interest Rate Risk: Fluctuations in interest rates may affect the yield, liquidity and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments will fall. The risks associated with rising interest rates are heightened given recent increases in short-term interest rates and the possibility of further rate increases with unpredictable effects on the markets and a Fund’s investments.

Non-Diversification Risk: The Emerging Markets Debt Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Emerging Markets Debt Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

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Notes to Financial Statements—as of October 31, 2018 (continued)

Swap Risk: The use of swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument (or index), and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements may also subject a Fund to the risk that the counterparty to the transaction may not meet its obligations, causing the Fund’s value to decrease. Swap agreements may also be considered illiquid.

7. Federal Income Tax Information:

At October 31, 2018, the cost basis of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)
Emerging Markets Debt Fund	51,743,696	415,231	(6,130,324)	(5,715,093)
Frontier Markets Fund	17,236,593	609,517	(3,790,937)	(3,181,420)
Asia ex-Japan Fund	96,369,510	1,269,431	(20,208,978)	(18,939,547)
Global High Yield Bond Fund	30,461,011	304,605	(1,209,071)	(904,466)
Global High Income Bond Fund	27,354,067	341,278	(932,914)	(591,636)

The tax cost of investments generally includes the cost of securities and any upfront premiums paid or received on derivatives, as applicable. The tax unrealized appreciation/depreciation includes securities and derivatives that are not considered realized for tax purposes, as applicable.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and derivatives.

The tax character of distributions paid by the Funds for the tax year ended October 31, 2018, was as follows:

	Distributions paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Return of	Distributions
	Income ($)	Capital Gains ($)	Distributions ($)	Capital ($)	Paid ($)(1)
Emerging Markets Debt Fund	2,102,122	—	2,102,122	178,617	2,280,739
Frontier Markets Fund	390,194	—	390,194	—	390,194
Asia ex-Japan Fund	1,312,827	570,769	1,883,596	—	1,883,596
Global High Yield Bond Fund	1,490,708	—	1,490,708	—	1,490,708
Global High Income Bond Fund	940,577	—	940,577	—	940,577
____________________

(1)	Total distributions paid may differ from the amount reported in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

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Notes to Financial Statements—as of October 31, 2018 (continued)

The tax character of distributions paid by the Funds for the tax year ended October 31, 2017, was as follows:

	Distributions paid from
			Total
	Ordinary	Total Taxable	Distributions
	Income ($)	Distributions ($)	Paid ($)(1)
Emerging Markets Debt Fund	1,710,264	1,710,264	1,710,264
Frontier Markets Fund	983,528	983,528	983,528
Asia ex-Japan Fund	164,703	164,703	164,703
Global High Yield Bond Fund	1,365,979	1,365,979	1,365,979
Global High Income Bond Fund	879,390	879,390	879,390
____________________

(1)	Total distributions paid may differ from the amount reported in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of the tax year ended October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

		Undistributed			Accumulated			Total
	Undistributed	Long Term			Capital and		Unrealized	Accumulated
	Ordinary	Capital	Accumulated	Distributions	Other		Appreciation/	Earnings/
	Income ($)	Gains ($)	Earnings ($)	Payable ($)*	Losses ($)		(Depreciation) ($)	(Deficit) ($)
Emerging Markets Debt Fund	—	—	—	—	(2,215,383	)(a)	(5,847,557)	(8,062,940)
Frontier Markets Fund	216,528	—	216,528	—	(25,101,356)		(3,182,132)	(28,066,960)
Asia ex-Japan Fund	914,698	—	914,698	—	(7,268,820)		(18,939,980)	(25,294,102)
Global High Yield Bond Fund	409,561	—	409,561	(18,327)	(253,335)		(913,893)	(775,994)
Global High Income Bond Fund	482,753	—	482,753	(13,453)	(46,013)		(608,276)	(184,989)
____________________

*	Distributions payable may differ from the amounts reported in the Statements of Assets and Liabilities because distributions payable on a tax basis include those dividends that will be reinvested.
(a)	Includes $ 30,693 of straddle losses which were deferred.

As of the tax year ended October 31, 2018, the Funds have net capital loss carryforwards (CLCFs”) not subject to expiration as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF has been offset or expires.

	Short Term	Long Term
	Amount ($)	Amount ($)	Total ($)
Emerging Markets Debt Fund	848,751	1,335,939	2,184,690
Frontier Markets Fund	7,988,786	17,112,570	25,101,356
Asia ex-Japan Fund	7,268,820	—	7,268,820
Global High Yield Bond Fund	253,335	—	253,335
Global High Income Bond Fund	46,013	—	46,013

During the year ended October 31, 2018, the Funds utilized CLCFs as follows:

Total ($)
Frontier Markets Fund	5,272,633
Global High Yield Bond Fund	212,034

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Notes to Financial Statements—as of October 31, 2018 (continued)

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the tax year ended October 31, 2018, the Funds had no deferred losses.

The amount and character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., certain gain/loss, differing treatment on certain swap agreements, and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash losses and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

On the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

	Accumulated Net Investment
	Income/(Distributions	Accumulated Net
	in Excess of Net	Realized
	Investment Income) ($)*	Gains/(Losses) ($)*
Emerging Markets Debt Fund	(808,362)	808,362
Frontier Markets Fund	(125,123)	125,123
Asia ex-Japan Fund	(114,043)	114,043
Global High Yield Bond Fund	367,660	(367,660)
Global High Income Bond Fund	432,986	(432,986)
____________________

*	These components of capital are presented together as “Total distributable earnings/(loss)” on the Statements of Assets and Liabilities.

The reclassifications for the Funds relate primarily to foreign currency gains or losses, investments in passive foreign investment companies, taxable over distributions, and the differing treatment of investments in swap agreements.

8. Significant Shareholders:

Shareholders, including other funds, individuals, and accounts, as well as each Fund’s investment manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with GAAP).

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Notes to Financial Statements—as of October 31, 2018 (continued)

The following list includes the Funds which had individual shareholder accounts with ownership of voting securities greater than 10% of the total outstanding voting securities but less than 25% and/or accounts with ownership of voting securities greater than 25% of the total outstanding voting securities. Significant transactions by these shareholder accounts may negatively impact the Funds’ performance.

	Number of
	shareholders with		Number of
	ownership of voting		shareholders with
	securities of the		ownership of voting
	Portfolio greater		securities of the
	than 10% and less	% owned in	Portfolio greater	% owned in
	than 25% of the total	aggregate by	than 25% of the total	aggregate by
	Portfolio’s outstanding	10%-25%	Portfolio’s outstanding	greater than 25%
Fund	voting securities	shareholders	voting securities	shareholders
Emerging Markets Debt Fund	—	—	1	97%*
Frontier Markets Fund	3	43%	1	32%
Asia ex-Japan Fund	1	14%*	1	86%
Global High Yield Bond Fund	—	—	1	92%*
Global High Income
Bond Fund	—	—	1	100%*
____________________

*	Owned by the Investment Adviser or an affiliate.

9. Business Combinations:

In March 2017, the Board approved HSBC’s proposal to merge HSBC Emerging Markets Local Debt Fund (the “Target Fund”) into HSBC Emerging Markets Debt Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization was approved by the Board on March 9, 2017. The purpose of the transaction was to respond to the potential impact on investment flows from the Funds as a result of a now vacated rule adopted by the U.S. Department of Labor that would have imposed new requirements on certain financial intermediaries and retirement plan participants and to offer investors a portfolio with a more balanced mix of U.S. dollar-denominated and local currency-denominated emerging markets debt investments. The transaction was effective after the close of business on April 7, 2017. The Acquiring Fund acquired all of the assets and assumed all of the liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on April 7, 2017. The investment portfolio of the Target Fund, with a fair value of approximately $26,391,155 and identified cost of approximately $27,290,437 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

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Notes to Financial Statements—as of October 31, 2018 (continued)

The following is a summary of Shares Outstanding, Net Assets, NAV and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

				Net
			Net Asset	Unrealized
	Shares		Value	Appreciation
	Outstanding	Net Assets	Per Share	(Depreciation)*
Target Fund
Emerging Markets Local Debt Fund
Class A	155,275	$1,104,162	$7.11	$(892,113)
Class I	6,876,517	49,003,085	7.13
Acquiring Fund
Emerging Markets Debt Fund
Class A	39,339	$401,675	$10.21	$164,414
Class I	944,593	9,597,020	10.16
Post Reorganization
Emerging Markets Debt Fund
Class A	147,486	$1,505,837	$10.21	$(727,699)
Class I	5,768,139	58,600,105	10.16
____________________

*	Includes translation of balances held in foreign currencies to U.S. dollars.

10. Recent Accounting Pronouncements:

In March 2017, the FASB issued Accounting Standards Update (“ASU”) No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management does not believe that adoption of ASU 2017-08 will materially impact the Funds’ financial statements.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the Funds have early adopted ASU 2018-13 with the financial statements prepared as of October 31, 2018.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. The Funds’ adoption of these amendments, effective with the financial statements prepared as of October 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions

94	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2018 (continued)

to shareholders in the October 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the October 31, 2017 Statements of Changes in Net Assets appeared as follows:

	Emerging Markets	Frontier	Asia ex-	Global High	Global High
	Debt Fund	Markets Fund	Japan Fund	Yield Bond Fund	Income Bond Fund
	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2017 ($)	2017 ($)	2017 ($)	2017 ($)	2017 ($)
Distributions:
Net investment income:
Class A Shares	(51,279)	(130,080)	(1,937)	(74,068)	(7,186)
Class I Shares	(1,700,117)	(853,448)	(161,034)	(1,287,782)	(863,926)
Class S Shares	—	—	(1,732)	—	—
Total	(1,751,396)	(983,528)	(164,703)	(1,361,850)	(871,112)

11. Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no adjustments or additional disclosures were required to the financial statements as of October 31, 2018.

HSBC FAMILY OF FUNDS 95

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of HSBC Funds and Shareholders of HSBC Emerging Markets Debt Fund, HSBC Frontier Markets Fund, HSBC Asia ex-Japan Smaller Companies Equity Fund, HSBC Global High Yield Bond Fund and HSBC Global High Income Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of HSBC Emerging Markets Debt Fund, HSBC Frontier Markets Fund, HSBC Asia ex-Japan Smaller Companies Equity Fund, HSBC Global High Yield Bond Fund and HSBC Global High Income Bond Fund (five of the funds constituting HSBC Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods presented ended on or after October 31, 2015 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods presented ended on or after October 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

The financial statements and financial highlights of HSBC Emerging Markets Debt Fund and HSBC Frontier Markets Fund as of and for the year ended October 31, 2014 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 23, 2014 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

96 HSBC FAMILY OF FUNDS

Report of Independent Registered Public Accounting Firm (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2018

We have served as the auditor of one or more investment companies in the HSBC Funds since 2015.

HSBC FAMILY OF FUNDS 97

HSBC FAMILY OF FUNDS
Other Federal Income Tax Information—as of October 31, 2018 (Unaudited)

During the year ended October 31, 2018, the following Fund declared capital gain distributions:

	Short Term	Long Term
	Capital Gain	Capital Gain
	Distributions ($)	Distributions ($)
Asia ex-Japan Fund	1,088,385	570,769

During the year ended October 31, 2018, the following Funds designated the maximum amount allowable as interest-related dividends for certain non-U.S. resident investors:

Qualified Interest
Income %
Emerging Markets Debt Fund	1.04%
Global High Yield Bond Fund	73.90%
Global High Income Bond Fund	58.60%

For the year ended October 31, 2018, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2018 Form 1099-DIV:

Qualified Dividend
Income %
Frontier Markets Fund	100.00%
Asia ex-Japan Fund	7.29%

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on October 31, 2018 are as follows:

	Foreign	Foreign Tax
	Source Income	Expense Per
	Per Share ($)	Share ($)
Frontier Markets Fund	0.75	0.07
Asia ex-Japan Fund	0.21	0.03

The pass-through of this foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2018. These shareholders will receive more detailed information along with their 2018 Form 1099-DIV.

98 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2018 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/18	10/31/18	5/1/18 - 10/31/18	5/1/18 - 10/31/18
Emerging Markets Debt Fund	Class A	$1,000.00	$920.90	$4.12	0.85%
	Class I	1,000.00	922.00	2.42	0.50%

Frontier Markets Fund	Class A	1,000.00	782.80	8.31	1.85%
	Class I	1,000.00	784.30	6.75	1.50%

Asia ex-Japan Fund	Class A	1,000.00	748.00	5.51	1.25%
	Class I	1,000.00	749.80	3.97	0.90%

HSBC Global High Yield Bond Fund	Class A	1,000.00	999.00	5.79	1.15%
	Class I	1,000.00	1,000.80	4.03	0.80%

HSBC Global High Income Bond Fund	Class A	1,000.00	993.30	5.78	1.15%
	Class I	1,000.00	994.90	4.02	0.80%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

HSBC FAMILY OF FUNDS 99

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2018 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/18	10/31/18	5/1/18 - 10/31/18	5/1/18 - 10/31/18
Emerging Markets Debt Fund	Class A	$1,000.00	$1,020.92	$4.33	0.85%
	Class I	1,000.00	1,022.68	2.55	0.50%

Frontier Markets Fund	Class A	1,000.00	1,015.88	9.40	1.85%
	Class I	1,000.00	1,017.64	7.63	1.50%

Asia ex-Japan Fund	Class A	1,000.00	1,018.90	6.36	1.25%
	Class I	1,000.00	1,020.67	4.58	0.90%

HSBC Global High Yield Bond Fund	Class A	1,000.00	1,019.41	5.85	1.15%
	Class I	1,000.00	1,021.17	4.08	0.80%

HSBC Global High Income Bond Fund	Class A	1,000.00	1,019.41	5.85	1.15%
	Class I	1,000.00	1,021.17	4.08	0.80%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

100 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

Portfolios in
	Position(s)	Term of Office		Fund Complex	Other Directorships
	Held with	and Length of	Principal Occupation(s)	Overseen By	Held by Trustee
Name, Address, Age	Funds	Time Served	During Past 5 Years	Trustee*	During Past 5 Years
NON-INTERESTED
TRUSTEES

MARCIA L. BECK	Trustee	Indefinite;	Private Investor (1999 – present)	10	None
P.O. Box 182845		2008 to
Columbus, OH		present
43218-3035
Age: 63

SUSAN C. GAUSE	Trustee	Indefinite;	Private Investor (2003 - present)	10	Metropolitan Series Fund
P.O. Box 182845		2013 to			(2012 – present); and
Columbus, OH		present			Met Investors Series
43218-3035					Trust (2008 – present)
Age: 66

SUSAN S. HUANG	Trustee	Indefinite;	Private Investor (2000 - present)	10	None
P.O. Box 182845		2008 to
Columbus, OH		present
43218-3035
Age: 64

THOMAS F. ROBARDS	Trustee and	Indefinite;	Private Investor (2003 - present)	10	Ellington Residential
P.O. Box 182845	Chairman	2005 to			Mortgage REIT (NYSE
Columbus, OH		present			listed real estate
43218-3035					investment trust)
Age: 72					(2013 – present);
Ellington Financial LLC
(NYSE listed financial
services company)
(2007 – present); and
Overseas Shipholding
Group (OSG)
(NYSE listed company)
(2005 – 2014)

INTERESTED TRUSTEE

DEBORAH HAZELL	Trustee	Indefinite;	Director and Chief Executive Officer,	10	None
452 Fifth Avenue		2011 to present	HSBC Global Asset Management (USA)
New York			Inc. (2011 - present)
NY 10018
Age: 55
____________________

*	Includes all series of the HSBC Funds.

HSBC FAMILY OF FUNDS 101

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited) (continued)

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name, Address, Age	Funds	Length of Time Served	During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 60	President	One year; 2004 to present	Senior Vice President, HSBC Global Asset Management (USA) Inc. (1998 - present)

JAMES D. LEVY 452 Fifth Avenue New York, NY 10018 Age: 55	Vice President	One year; 2014 to present	Vice President, Product Management, HSBC Global Asset Management (USA) Inc. (2014 – present); Vice President, Mutual Funds Product Development, GE Asset Management Inc. (2007 – 2014)

ALLAN SHAER* Prudential Center 800 Boylston Street, 24th Floor Boston, MA 02199 Age: 53	Treasurer	One year; 2017 to present	Senior Vice President, Citi Investor Services (2016 - present); Vice President, Mutual Fund Administration, JP Morgan Chase (2011 - 2016)

IOANNIS TZOUGANATOS* Prudential Center 800 Boylston Street, 24th Floor Boston, MA 02199 Age: 42	Secretary	One Year; 2015 to present	Vice President, Regulatory Administration, Citi Fund Services (2008 - present)

CHARLES BOOTH* 4400 Easton Commons, Suite 200 Columbus, OH 43219-3035 Age: 58	Chief Compliance Officer	One year; 2015 to present	Director and Compliance Officer, CCO Services, Citi Fund Services (1988 - present)
____________________

*	Mr. Shaer, Mr. Tzouganatos, and Mr. Booth also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

102 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Other Information (Unaudited)

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC FAMILY OF FUNDS 103

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

HSBC Frontier Markets Fund
HSBC Global High Income Bond Fund
HSBC Global Asset Management (UK) Limited
78 St. James Street
London, United Kingdom, SW1A 1EJ

HSBC Asia ex-Japan Smaller Companies Equity Fund
HSBC Global Asset Management (Hong Kong) Limited
Level 22, HSBC Main Building
1 Queen’s Road Central, Hong Kong

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients:
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders:

HSBC Funds
P.O. Box 8106
Boston, MA 02266-8106
1-800-782-8183

TRANSFER AGENT

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

DISTRIBUTOR

Foreside Distribution Services, L.P.
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.emfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-AR-EM-1218	12/18

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Tom Robards and Marcia Beck, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees,
2018	$283,225
2017	$392,975

(b) Audit-Related Fees,
2018	$0
2017	$0

(c) Tax Fees,
2018	$115,700
2017	$229,250

Fees for both 2017 and 2018 relate primarily to the preparation of federal and state income and excise tax returns and the review of excise tax distributions.

(d) All Other Fees,
2018	$0
2017	$0

(e)(1) The audit committee is required to pre-approve all audit and permitted non-audit services performed by the registrant’s independent auditors in accordance with the audit committee charter and the Investment Company Act of 1940.

(e)(2)
2018	0%
2017	0%

(f) Not applicable.

(g) Non-Audit Fees,
2018	$2,279,700
2017	$2,618,250

Fees for 2017 and 2018 represent PricewaterhouseCoopers LLP services provided to the Funds and to HSBC Bank and affiliates related to general corporate, state and local tax assistance, accounting matters and various advisory projects.

(h) The audit committee considered the nonaudit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC FUNDS

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	December 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	December 20, 2018

By (Signature and Title)	/s/ Allan Shaer
Allan Shaer
Treasurer

Date	December 20, 2018